As filed with the Securities and Exchange Commission on July 3, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3802

LEHMAN BROTHERS INCOME FUNDS

 (Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Peter E. Sundman, Chairman of the Board and Chief Executive Officer

Lehman Brothers Income Funds

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

Arthur Delibert, Esq.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2008

Date of reporting period: April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders

Lehman Brothers
Income Funds

Investor Class Shares

Institutional Class Shares

Reserve Class Shares

Trust Class Shares

Class A Shares

Class C Shares

Lehman Brothers California Tax-Free Money Fund

Lehman Brothers Core Bond Fund

Lehman Brothers High Income Bond Fund

Lehman Brothers Municipal Money Fund

Lehman Brothers Municipal Securities Trust

Lehman Brothers New York Municipal Money Fund

Lehman Brothers Short Duration Bond Fund

Lehman Brothers Strategic Income Fund

Neuberger Berman Cash Reserves

Semi-Annual Report

April 30, 2008

Contents

THE FUNDS

Chairman's Letter	1

PORTFOLIO COMMENTARY

Lehman Brothers California Tax-Free Money Fund	2

Lehman Brothers Municipal Money Fund	2

Lehman Brothers New York Municipal Money Fund	2

Lehman Brothers Core Bond Fund	5

Lehman Brothers High Income Bond Fund	7

Lehman Brothers Municipal Securities Trust	9

Lehman Brothers Short Duration Bond Fund	11

Lehman Brothers Strategic Income Fund	13

Neuberger Berman Cash Reserves	16

FUND EXPENSE INFORMATION	21

SCHEDULE OF INVESTMENTS

Lehman Brothers California Tax-Free Money Fund	25

Lehman Brothers Core Bond Fund	26

Lehman Brothers High Income Bond Fund	31

Lehman Brothers Municipal Money Fund	35

Lehman Brothers Municipal Securities Trust	43

Lehman Brothers New York Municipal Money Fund	45

Lehman Brothers Short Duration Bond Fund	49

Lehman Brothers Strategic Income Fund	52

Neuberger Berman Cash Reserves	54

FINANCIAL STATEMENTS	60

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this report are either service marks or registered service marks of Neuberger Berman Management Inc. ©2008 Neuberger Berman Management Inc. All rights reserved. ©2008 Lehman Brothers Asset Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS/PER SHARE DATA

Lehman Brothers California Tax-Free Money Fund	87

Lehman Brothers Core Bond Fund	89

Lehman Brothers High Income Bond Fund	93

Lehman Brothers Municipal Money Fund	94

Lehman Brothers Municipal Securities Trust	95

Lehman Brothers New York Municipal Money Fund	96

Lehman Brothers Short Duration Bond Fund	97

Lehman Brothers Strategic Income Fund	99

Neuberger Berman Cash Reserves	103

Directory	106

Proxy Voting Policies and Procedures	107

Quarterly Portfolio Schedule	107

Board Consideration of the Management and Sub-Advisory Agreements	107

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this report are either service marks or registered service marks of Neuberger Berman Management Inc. ©2008 Neuberger Berman Management Inc. All rights reserved. ©2008 Lehman Brothers Asset Management LLC. All rights reserved.

Chairman's Letter

Dear Fellow Shareholder,

The past six months have been a period of remarkable difficulty in the fixed income markets. What started as a continuation of the credit crisis stemming from last year's breakdown in the subprime mortgage sector worsened as financial institutions in the U.S. and overseas announced further multi-billion-dollar write-downs of fixed income assets early this year, virtually paralyzing whole sectors of the credit markets. Concern spread throughout the markets, punishing in particular those assets with complicated structures, exposure to real estate or perceived or real risk in a slowing or potentially recessionary economy.

The Federal Reserve acted swiftly and decisively in two ways during this period. First, the Fed emphatically employed its traditional macroeconomic tools — with a 75-basis-point, inter-meeting interest-rate cut on January 22, followed a week later by another 50-basis-point cut at its regularly scheduled January meeting. Second, and perhaps more importantly going forward, the Fed created new tools focused squarely on the markets.

In late December, the Fed attempted to add liquidity to the credit markets through the creation of new term auction facilities that allowed banks to borrow more easily from the central bank. Later, the near collapse of investment bank Bear Stearns helped foment panic selling of both stocks and bonds. In the fixed income markets, investors saw added volatility and illiquidity, and downward pressure on bond ratings. These factors, in turn, resulted in forced sales, a dramatic widening of spreads versus the relative safety and quality of Treasuries, and credit concerns that kept lenders focused on shoring up their own balance sheets instead of lending. In the midst of such serious conditions, the Fed again responded aggressively, this time by helping to finance a proposed acquisition of Bear Stearns by JPMorgan Chase, cutting short-term rates an additional 75 basis points, and, for the first time ever, opening the discount window to primary fixed income dealers.

Obviously this was a trying six-month period for investors. During this time, our managers stood by their time-tested strategies and used sophisticated management and analytical tools both to avoid the worst of a bad situation and to take advantage of areas of weakness in the marketplace to strengthen their portfolios in anticipation of a return to a more typical bond market environment.

While conditions remain volatile and the difficulties in the economy are serious, there have been signs of improvement in some areas of the credit markets. And, even though some economists believed that the economy was already in recession, gross domestic product for the first quarter of 2008 came in with a modest — but positive — 0.6% (later revised to 0.9%).

Although it may take time, we anticipate an eventual, clear return to fixed income markets that reward prudent, fundamental investors. In the meantime, be assured your portfolio managers remain vigilantly focused on seeking value and avoiding unnecessary risk in their respective markets.

Sincerely,

Peter Sundman
Chairman of the Board
Lehman Brothers Income Funds

Lehman Brothers California Tax-Free Money Fund Commentary

Lehman Brothers Municipal Money Fund Commentary

Lehman Brothers New York Municipal Money Fund Commentary

The six months ended April 30, 2008 was one of the most challenging periods in modern financial market history. We saw major financial institutions here and abroad write down billions of dollars in illiquid mortgage backed securities, the near collapse of Bear Stearns, the fifth largest investment bank in the U.S., and for a time, the virtual paralysis of many sectors of the fixed income markets. Specific to the municipal securities market, we saw credit downgrades or credit watches issued on the leading municipal bond insurers, massive selling by hedge funds of municipal securities to provide cash to meet margin calls, and a buyers' strike in the municipal securities auction market.

In the midst of this financial market turmoil, we focused on safety and liquidity, our dual investment mandates. The strategy we employed was to invest the vast majority of each Fund's assets (almost 90% through most of this six-month reporting period for the Municipal Money Fund and the New York Municipal Money Fund and through the shorter since-inception reporting period for the California Tax-Free Money Fund) in variable rate demand notes or VRDNs, the safest and most liquid securities in the municipal money markets. VRDNs are high credit quality securities that on one- or five-days' notice can be put back (sold) to the brokerage firms that market them. Although VRDN yields are generally slightly lower than those on short-term municipal bonds and municipal notes, by shopping around within our extensive network of regional brokers, we have consistently been able to buy VRDNs with competitive and, in some cases, higher yields. In this unsettled market, we also relied heavily on our in-house credit analysis to identify potential potholes and relative value opportunities. We always feel safer investing in securities that get the blessing of our research staff rather than placing our trust in the bond rating agencies.

As we write, the Federal Reserve's interest rate cuts and some creative moves by the Fed to free up credit have brought some stability to the fixed income markets. However, although the patient appears to be getting better, he is still in bed. Consequently, we remain cautious. Although the money market yield curve has steepened and we could enhance each Fund's yield by increasing weighted average maturity, we will likely remain in the neutral maturity range for the foreseeable future. In general, we believe that taking advantage of inefficient pricing in the large and fragmented municipal securities market is a sounder strategy than sacrificing liquidity by moving farther out on the money market yield curve.

Lehman Brothers California Tax-Free Money Fund

Investor Class: LCIXX

Reserve Class: LCRXX

From inception on December 27, 2007 through April 30, 2008, Lehman Brothers California Tax-Free Money Fund posted a positive total return. From inception through April 30, 2008, the Investor Class' seven-day tax-equivalent current yield (assuming the highest federal and California state income tax bracket) decreased from 5.34% to 3.62%. Over the same time period, its seven-day tax-equivalent effective yield (also assuming the highest federal and California state income tax bracket) went from 5.48% to 3.69%.* (Performance information for the other class of this Fund is available in the chart following the commentary.)

MATURITY DIVERSIFICATION

(% by Maturity)
1 - 7 Days	100.0%
8 - 30 Days	0.0
31 - 90 Days	0.0
91 - 180 Days	0.0
181+ Days	0.0

Lehman Brothers Municipal Money Fund

Investor Class: LBCXX

Lehman Brothers Municipal Money Fund posted a positive total return for the six-month reporting period, slightly higher than the return of its iMoneyNet Money Fund Report Tax-Free National Retail Average benchmark. Over the course of the period, the Fund's seven-day tax-equivalent current yield (assuming the highest federal income tax bracket) decreased from 4.52% to 3.32%. Its seven-day tax-equivalent effective yield (also assuming the highest federal income tax bracket) went from 4.62% to 3.37%.*

MATURITY DIVERSIFICATION

(% by Maturity)
1 - 7 Days	84.3%
8 - 30 Days	3.5
31 - 90 Days	2.0
91 - 180 Days	5.8
181+ Days	4.4

Lehman Brothers New York Municipal Money Fund  Investor Class: LBNXX

Lehman Brothers New York Municipal Money Fund generated a positive total return for the six-month period, slightly higher than the return for its iMoneyNet Money Fund Report Tax-Free State Specific Retail Average benchmark. Over the course of the period, the Fund's seven-day tax-equivalent current yield (assuming the highest federal, New York State and New York City income tax bracket) decreased from 5.21% to 3.80%. Its seven-day tax equivalent effective yield (also assuming the highest federal, New York State and New York City income tax bracket) went from 5.35% to 3.87%.*

MATURITY DIVERSIFICATION

Sincerely,

(% by Maturity)
1 - 7 Days	89.2%
8 - 30 Days	0.0
31 - 90 Days	6.0
91 - 180 Days	2.3
181+ Days	2.5

William J. Furrer and Kristian J. Lind
Portfolio Co-Managers

*  Current yield more closely reflects current earnings than does total return. Tax-equivalent yields are the taxable yields that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a Fund's income is exempt from federal income taxes. For Lehman Brothers California Tax-Free Money Fund, tax equivalent yields are calculated based on federal and California State tax rates for a combined rate of 45.3%. For Lehman Brothers New York Municipal Money Fund, tax-equivalent yields are calculated based on federal, New York State, and New York City tax rates for a combined rate of 41.8%.

A portion of the income of Lehman Brothers Municipal Money Fund and Lehman Brothers New York Municipal Money Fund may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

An investment in each Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of each fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Unaudited performance data current to the most recent month-end are available at www.lehmanam.com.

PERFORMANCE HIGHLIGHTS

Lehman Brothers California Tax-Free Money Fund14

		For the 7 Days Ended 4/30/08
	Inception Date	Current Yield[5]	Effective Yield[5]	Tax-Equivalent Effective Yield[7]
Investor Class	12/27/2007	1.98%	2.00%	3.69%
Reserve Class	12/27/2007	2.23%	2.25%	4.16%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 888.556.9030. The composition, industries and holdings of the Fund are subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Lehman Brothers Municipal Money Fund Investor1, 8, 13

		For the 7 Days Ended 4/30/08
	Inception Date	Current Yield[5]	Effective Yield[5]	Tax-Equivalent Effective Yield[7]
Investor Class	12/10/1984	2.16%	2.18%	3.37%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end visit www.lehmanam.com. The composition, industries and holdings of the Fund are subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Lehman Brothers New York Municipal Money Fund4, 8, 13

		For the 7 Days Ended 4/30/08
	Inception Date	Current Yield[5]	Effective Yield[5]	Tax-Equivalent Effective Yield[7]
Investor Class	12/19/2005	2.21%	2.23%	3.87%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end visit www.lehmanam.com. The composition, industries and holdings of the Fund are subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Lehman Brothers Core Bond Fund Commentary

Investor Class: LBCNX

Institutional Class: LBCLX

Class A: LBIAX

Class C: LBICX

Lehman Brothers Core Bond Fund posted a positive absolute return for the six months ended April 30, 2008 but underperformed its benchmark, the Lehman Brothers U.S. Aggregate Index.

The six-month reporting period saw a continuation of what has been an unprecedented time in the fixed income markets. System-wide pressure to unwind leverage in the midst of meaningful volatility and illiquidity, and a resulting flight to safety by investors, meant that essentially all sectors of the market other than Treasuries were penalized. Given all the uncertainty, pricing of many fixed income securities was influenced more by rumor, leverage and liquidity concerns than by underlying fundamentals. Furthermore, those securities with either a complex structure or with exposure to the real estate market were especially hard hit.

During the reporting period, the Fund's sector strategy (expressed as spread exposure relative to the benchmark) was unproductive. Overweights in residential and commercial mortgage-backed securities were the primary contributors to underperformance, as spreads widened dramatically within these sectors. Corporate bonds and asset-backed securities also underperformed over the course of this difficult investing environment.

On the other hand, the Fund's interest rate positioning was modestly productive over the period. In January, we shortened the Fund's duration, or reduced its sensitivity to interest rate fluctuations, relative to the benchmark, which proved beneficial. Since then, the Fund's duration has been modestly longer than that of the benchmark, partly as a hedge against the increase in our spread exposure. Unfortunately, duration positioning was a less important determinant of relative return, as its positive contributions were offset by the negative impact associated with the sector strategy.

We have sought to selectively add spread exposure by purchasing securities at very attractive levels relative to Treasuries. For example, in March, when our analysis indicated that the credit crisis was peaking, we saw opportunities to add to our mortgage-backed and corporate positions. Within corporates, we were able to add financial services names that we believe to be high quality when they were trading at wide spread levels. From a credit perspective, the Fund has an average credit rating of AA+ and is well diversified, holding over 200 securities.

Although this has been a trying time, we have stayed true to our long-term investment approach. Our job in any market is to remain disciplined and to dispassionately evaluate what we believe are the best opportunities for the Fund's shareholders. In our opinion, the credit market seems to have bottomed. Looking ahead, we expect economic activity to remain below trend and to skirt the edges of recession-like conditions. However, we do not anticipate a steep contraction in the economy. The Fed has already taken significant steps to help the economy and the capital markets, and there are fiscal measures in the works. Taken these factors together, we believe that the policy environment is supportive of a period of slow growth followed by a gradual recovery in 2009.

In our view, the most important determinant of the Fund's performance going forward will be the performance of spread (or non-Treasury) sectors — currently mortgage-backed securities and corporates. As the market shows signs of returning to a more typical environment, where investors' decisions and bond prices are driven more by fundamentals than liquidity and leverage concerns, we would expect the positive performance that the Fund experienced toward the end of this reporting period to continue.

Sincerely,

Richard W. Knee
Portfolio Manager

RATING SUMMARY

AAA/Government/Government Agency	75.3%
AA	5.2
A	8.0
BBB	9.7
BB	0.4
B	0.0
CCC	0.0
Not Rated	0.0
Short Term	1.4

PERFORMANCE HIGHLIGHTS

Lehman Brothers Core Bond Fund2, 10, 12

		Six Month Period Ended	Average Annual Total Returns[6]
	Inception Date	4/30/08	1 Year	5 Years	10 Years
At NAV
Class A	12/20/2007	0.62%	1.76%	3.56%	5.18%
Class C	12/20/2007	0.34%	1.49%	3.51%	5.16%
Institutional Class	10/01/1995	0.75%	1.90%	3.59%	5.20%
Investor Class	02/01/1997	0.55%	1.50%	3.18%	4.78%
With Sales Charge
Class A		(3.66%)	(2.56%)	2.67%	4.73%
Class C		(0.64%)	0.52%	3.51%	5.16%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ending April 30, 2008, the 30-day SEC yield was 3.64%, 3.06%, 4.21% and 3.81% for the Fund's Class A, Class C, Institutional Class and Investor Class shares, respectively.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.18%, 1.93%, 0.84% and 1.31% for Class A, Class C, Institutional Class and Investor Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios are 0.86%, 1.61%, 0.46% and 0.86% for Class A, Class C, Institutional Class and Investor Class shares, respectively. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 10/31/2018 for Class A, Class C, Institutional Class and Investor Class shares.

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. The performance information shown with a sales charge for Class A and Class C has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

Lehman Brothers High Income Bond Fund Commentary

Investor Class: LBHBX

In the first half of fiscal 2008, Lehman Brothers High Income Bond Fund posted a modestly negative total return, but outperformed its Lehman Brothers High Yield 2% Issuer Cap Index benchmark.

After a prolonged period of strong performance that saw credit spreads (the difference in yield between comparable maturity U.S. Treasuries and high yield bonds) narrow to a historically low of about 230 basis points (2.30%) in May 2007, the first signs of serious trouble in the mortgage backed securities market diminished investors' appetite for high yield bonds. High yield bond prices began sliding in June and retreated through August before stabilizing briefly in September and October. In late October/early November, when leading financial companies in the U.S. and abroad began announcing major write-downs resulting from exposure to lower quality mortgage backed securities, high yield bonds sold off sharply. Although the market firmed in December, by year-end 2007, the credit spread had increased to 570 basis points. Market conditions deteriorated further in January as we continued to see "blue chip" financial companies write down fixed income assets and as investors began anticipating a recession. The high yield market stabilized briefly in February, but was derailed again in March with the near collapse of Bear Stearns, the U.S.'s fifth largest investment bank. By March 17, 2008 the credit spread had widened to 831 basis points.

Several steps taken by the Federal Reserve helped stabilize the high yield market by the end of March. These included: two January interest rate cuts totaling 125 basis points and another 75-basis-point cut in March; the creation of term auction facilities that made it easier for banks to borrow from the Fed; Fed support for JPMorgan Chase's proposed acquisition of Bear Stearns; and, for the first time, the opening of the Fed's discount window to primary fixed income dealers. Attracted by yields approaching 11%, investors returned to the high yield market in April, triggering a strong rebound.

While the last six months have been painful for high yield investors, we believe that the re-pricing of risk and structural improvements in the new issues market are positive for the long-term health of high yield securities. However, even with the existence of more reasonably priced and more conservatively structured new issues, we remain quite selective in our new issues activity.

Over the course of the past six months, our security selection and weightings in the utilities, chemicals, packaging, and cable television sectors enhanced performance. The poor performance of broadcasters, airlines and retail investments penalized our returns. Anticipating more moderate economic growth, we have been gravitating to less economically sensitive industry groups, which historically enjoy more stable cash flows.

The portfolio's weighted average maturity and duration (a standard measure of interest rate risk) fluctuated only modestly over this six-month reporting period. This was a function of security selection rather than a response to interest rate trends. Two months prior to the beginning of the period, we had increased our exposure to BB rated securities (the highest rated securities in the below investment-grade universe). Increasing the credit quality of the portfolio helped Fund returns during this difficult period. As of April 30, 2008, the portfolio remained overweighted in higher quality bonds relative to the benchmark.

High yield fundamentals are directly linked to the relative health of the economy. Although some economists and market observers had opined that the economy was already in recession, first quarter 2008 GDP growth came in at 0.6% (later revised to 0.9%). The economy may slip into recession in the coming quarters but we don't believe it will experience a steep or prolonged downturn. In our view, the high yield default rate is likely to increase to the 3–4% range in 2009. That would be higher than in 2007, but in line with historical averages and well below the 8–10% default rate that was priced into the market earlier this year. Although we expect to continue to see a bumpy high yield market over the next several quarters, we are currently seeing good value that could benefit our shareholders in the months to come.

Sincerely,

Ann Benjamin and Thomas R. O'Reilly
Portfolio Co-Managers

RATING SUMMARY

AAA/Government/Government Agency	0.0%
AA	0.0
A	0.0
BBB	9.3
BB	38.7
B	39.2
CCC	10.1
CC	0.0
Not Rated	1.1
Short Term	1.6

PERFORMANCE HIGHLIGHTS

Lehman Brothers High Income Bond Fund1, 9, 12

		Six Month Period Ended	Average Annual Total Returns[6]
	Inception Date	4/30/08	1 Year	5 Years	10 Years
Investor Class	02/01/1992	(0.65%)	(0.90%)	5.64%	5.71%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ending April 30, 2008, the 30-day SEC Yield of the Fund's Investor Class shares was 8.00%.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2007 was 0.93% for Investor Class shares (prior to any fee waivers or expense reimbursements).

Lehman Brothers Municipal Securities Trust Commentary

Investor Class: LBMUX

For the six months ended April 30, 2008, Lehman Brothers Municipal Securities Trust generated a positive return, but trailed its benchmark, the Lehman Brothers 7-Year General Obligation Index.

Over the first several months of the period, the credit crisis sparked by the subprime mortgage debacle appeared to be easing and the financial markets had begun to regain their equilibrium. Unfortunately, market turmoil returned in January as leading financial institutions in the U.S. and abroad announced additional multi-billion-dollar write-downs of fixed income assets, virtually paralyzing whole sectors of the credit markets. The Federal Reserve shifted into high gear with a 75-basis-point (0.75%) inter-meeting interest rate cut on January 22, followed a week later by another 50-basis-point cut at its regularly scheduled meeting. The Fed also attempted to unlock the credit markets by creating term auction facilities allowing banks to borrow more easily from the Fed. However, the Fed's actions did not come in time to prevent the near collapse of Bear Stearns, the fifth largest U.S. investment bank, which helped spawned panic selling in the stock and bond markets. The Fed responded quickly by helping finance a proposed JPMorgan Chase acquisition of Bear Stearns, cutting short-term rates an additional 75 basis points, and, for the first time, opening up the Fed discount window to primary fixed income dealers. By April, the last month of this six-month reporting period, some areas of the credit markets had shown signs of improvement.

Over this six-month reporting period, the municipal bond market faced additional challenges in the form of credit downgrades and/or "credit watches" to a number of AAA-rated municipal bond insurers, a breakdown in the municipal auction rate securities market, and hedge funds unwinding large positions in municipal securities to raise cash for margin calls. This resulted in a classic "flight to quality" as investors sought the relative safety of U.S. Treasury securities.

Currently, the municipal bond market appears to have stabilized and in our opinion, now offers good value. With fewer municipal issues being wrapped by insurance from AAA-rated companies, there will be less yield compression. We believe this should help research intensive investors like ourselves to identify more relative value opportunities. We also expect hedge fund de-leveraging to diminish, creating better supply/demand dynamics in the municipal bond market. More importantly, however, high grade municipal bond yields now approximate the yields on comparable maturity U.S. Treasuries, providing a historically high after-tax advantage for investors in high Federal income tax brackets.

Despite aggressive Fed easing and a steepening yield curve, we kept the Fund's duration (a standard measure of interest rate risk) in the neutral range during the reporting period. Our concern is that inflation is not coming down as anticipated and that as soon as the economy regains equilibrium, the Fed will reverse course and begin tightening.

Our primary focus always has been the diligent analysis of the underlying credit quality of the issues in the portfolio. Rather than relying on the bond rating agencies, our research staff independently evaluates credit quality, which we believe helps us avoid securities vulnerable to credit downgrades and identify issues with the potential for credit upgrades. Also, with today's soft economy, we have been eliminating positions in revenue bonds of more economically sensitive issuers and bolstering positions in securities with high debt service coverage and strong legal covenants protecting revenue streams.

Looking ahead, although the economy is sluggish and the financial markets remain jittery, we believe both will recover in the year ahead. Financial institutions have successfully bolstered their balance sheets, diminishing the risk of further shocks to the system caused by additional write-downs. Although it is popular to criticize Fed Chairman Ben Bernanke, we applaud the Fed for the creative strategies that have helped thaw the frozen credit markets. Finally, we think that investors are ready to start moving out of low-yielding U.S. Treasuries and into securities, including municipal bonds, that offer potentially higher returns.

Sincerely,

William J. Furrer and James L. Iselin
Portfolio Co-Managers

RATING SUMMARY

AAA	49.2%
AA	32.0
A	12.0
BBB	2.6
BB	0.0
B	0.0
CCC	0.0
Not Rated	0.0
Short Term	4.2

PERFORMANCE HIGHLIGHTS

Lehman Brothers Municipal Securities Trust1, 8, 12

		Six Month Period Ended	Average Annual Total Returns[6]
	Inception Date	4/30/08	1 Year	5 Years	10 Years
Investor Class	07/09/1987	1.17%	2.66%	2.48%	4.14%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ending April 30, 2008, the 30-day SEC yield of the Fund's Investor Class shares was 3.42% and the tax equivalent yield was 5.26% for an investor in the highest federal income tax bracket (35%).

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2007 was 1.18% for Investor Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 0.65%. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 10/31/2011 for Investor Class shares.

Lehman Brothers Short Duration Bond Fund Commentary

Investor Class: LBSDX

Trust Class: LBDBX

During the six-month period ended April 30, 2008, Lehman Brothers Short Duration Bond Fund posted a decline and underperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

Although short-maturity Treasury yields fell dramatically over the reporting period, yields on other securities, such as mortgages, asset-backed securities and corporates, did not decline nearly as much. For much of this period, we saw the continuation of what has been a particularly volatile period for the fixed income markets, stemming from the subprime mortgage crisis that began last year. Much of the underperformance of the Fund relative to the benchmark can be attributed to the fact that the Index is comprised of Treasuries, which, particularly at the short end of the yield curve, performed strongly during this period. Treasuries rallied as investors sought quality and safety in such government issues over the return and income potential of the segments of the fixed income market that we typically prefer.

The market experienced heightened risk aversion and deleveraging pressures over the reporting period. This, combined with tighter lending standards, increased margin requirements, and the fact that dealers have been reluctant to add bonds to their inventories, added to the illiquidity seen in the marketplace since last summer. Structured products were particularly pressured. We believe, however, that the environment is starting to improve.

Despite recent underperformance, we continue to have confidence in our strategy and the sectors and securities to which it leads us. While our holdings have not escaped the turmoil of the markets, our proprietary fundamental research into each of our investment ideas gives us conviction regarding the quality of portfolio securities. The portfolio currently continues to be overweighted in spread product — investments such as mortgage- and asset-backed securities, and corporate debt — with less than 5% of the portfolio invested in Treasuries. As such, the Fund is significantly out-yielding the benchmark.

We maintain a highly diversified portfolio to limit credit risk. We also continue to employ a high quality bias, with our portfolio holdings rated AA+ on average. For any security we own or consider buying, we conduct our own fundamental research, to be sure we are comfortable with both ratings and pricing. The continuation of market volatility has provided us with what we believe are several interesting relative value opportunities particularly in securitized products that we believe are high quality.

We are finding a number of very compelling investment opportunities within sectors that underperformed during the past six months. In corporates, for example, the broader financial sector suffered along with banks and brokerage firms. We are evaluating opportunities among the bonds of large financial services firms that we believe are well capitalized and high quality. Currently, many of these bonds are being offered at the same prices as lower-rated industrial companies. Circumstances such as these, in our view, represent attractive value.

Looking forward, we anticipate slow U.S. economic growth that may decelerate further. In an effort to stimulate the economy and calm the markets, the Federal Reserve has been aggressive in cutting rates within a short period of time, starting in the fall and continuing earlier this year. At this point, however, we think that further rate cuts by the Federal Reserve may be unlikely, at least for the near term. As such, we believe the Treasury market may be overly aggressive in pricing in further interest rate cuts. Between the end of this reporting period and its next scheduled meeting, the Federal Reserve will have had almost two additional months of data to digest, including the impact of earlier cuts and government stimulus measures.

We expect volatility may remain elevated in the months ahead, as write-downs continue in certain sectors. Volatility tends to create opportunity, however, so we will continue to seek out situations that we believe offer attractive relative value. We believe our intensive fundamental research process and proprietary portfolio management tools position us well for this type of work — to discover the undervalued opportunities that, in our opinion, should contribute positively to the Fund's returns going forward.

Sincerely,

Thomas Sontag, Michael Foster and Richard Grau
Portfolio Co-Managers

RATING SUMMARY

AAA/Government/Government Agency	82.6%
AA	9.2
A	1.6
BBB	5.1
BB	0.0
B	0.0
CCC	0.0
CC	0.0
Short Term	1.5

PERFORMANCE HIGHLIGHTS

Lehman Brothers Short Duration Bond1, 12

		Six Month Period Ended	Average Annual Total Returns[6]
	Inception Date	4/30/08	1 Year	5 Years	10 Years
Investor Class	06/09/1986	(3.50%)	(0.97%)	1.75%	3.45%
Trust Class	08/30/1993	(3.50%)	(1.01%)	1.66%	3.35%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ending April 30, 2008, the 30-day SEC Yield for the Fund's Investor Class shares was 4.66%, and the Fund's Trust Class Shares was 4.56%.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 0.91% and 1.18% for Investor Class and Trust Class shares, respectively. The net expense ratio was 0.70% and 0.80% for Investor Class and Trust Class shares, respectively. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 10/31/2011 for Investor Class and Trust Class shares.

Lehman Brothers Strategic Income Fund Commentary

Institutional Class: LBSIX

Trust Class: LBSTX

Class A: LBBAX

Class C: LBBCX

For the six months ended April 30, 2008, the Lehman Brothers Strategic Income Fund generated a positive absolute return, but trailed its benchmark, the Lehman Brothers U.S. Aggregate Index.

Shareholders approved changes to both the Fund's management team and its investment policies during this period. Effective February 28, 2008, the two of us assumed responsibility for the management of Fund, which was previously managed by an asset allocation committee. In addition, the Fund's investment approach, which had included dividend-paying equities and REIT (real estate investment trust) securities, was amended to seek high current income solely through investments in fixed income securities.

Overall, the reporting period was difficult for both the equity and fixed income markets. Bond market turmoil, initiated by deterioration in the subprime mortgage sector, affected other capital markets. The period was typified by uncertainty and concerns about a slowing economy and the potential for a recession. As we evaluate the Fund's performance, we believe it would be helpful to discuss the returns over two separate periods — November through February, when the Fund was managed under the asset allocation approach and March and April, when the Fund was managed under the current investment strategy.

During the early months of this reporting period, while the fixed income market was volatile, it was the equity holdings in the portfolio that detracted most significantly from performance. REIT securities performed particularly poorly, as anxious investors shunned securities with exposure to the real estate market.

In March and April, under the amended approach, performance improved dramatically. Returns during these months surpassed the benchmark and resulted in the Fund's return surpassing that of the benchmark for the calendar year-to-date. These excess returns were the result of aggressive sector rotation.

In brief, our investment process starts with a macro, or top-down, point of view that leads to strategic allocations across fixed income sectors. Once the sector strategy is set, we seek to purchase what we believe are the most attractive securities for the Fund. In evaluating both the sectors and the securities that comprise them, we rely on intensive research and proprietary analytical tools to help us identify what we believe are the best opportunities in the market. As such, we know our holdings well, which allows us to maintain our investment discipline even as market volatility negatively affects the prices of the Fund's holdings.

Currently, the Fund is invested primarily in mortgage-backed securities and corporate debt. Our primary holdings in mortgage-backed securities are agency pass-throughs — pools of conforming loans that meet Fannie Mae and Freddie Mac mortgage requirements and are among the highest credit-quality mortgage-backed securities. The balance of the portfolio is invested in investment grade bonds, where the Fund has an emphasis in the financial sector, and high yield credits. In the latter area, the Fund is invested in structured securities called funded CDXs, which offer the benefit of broad market exposure without the costs of buying a diversified group of individual bonds and potentially incurring excessive transaction costs.

Looking forward, we believe the credit and mortgage sectors may continue to exhibit a high level of volatility in response to investors' continuing concerns about the economy and the real estate market. However, we believe that an excessive level of bad news has been discounted in their prices; we are seeking to take advantage of this opportunity. Most recently, prices for many mortgage-related and credit issues have rallied significantly off their March lows, indicating that the worst of the credit crisis may be behind us.

In addition to sector and security selection, another aspect of our strategy is to opportunistically implement interest rate

RATING SUMMARY

AAA/Government/Government Agency	54.6%
AA	7.7
A	5.7
BBB	5.6
BB	0.0
B	24.9
CCC	0.0
Not Rated	0.5
Short Term	1.0

positioning decisions. Given the current level of spread exposure in the portfolio, we have elected to structure the Fund such that it has a fairly neutral interest rate position relative to the benchmark, with a slightly longer overall duration.

Our economic outlook for the coming months is fairly close to consensus. We expect economic activity to remain below trend but we do not anticipate a steep contraction in the economy. The Fed has already taken significant steps to help the economy and the capital markets, and there are fiscal measures that will be implemented soon. As such, we believe that the policy environment is supportive of a period of slow growth followed by a gradual recovery in 2009.

In our view, the most important determinant of the Fund's performance going forward will be the performance of spread sectors — currently mortgage-backed securities and corporate securities. Looking ahead, we expect that the market will continue to show signs of returning to a more normal environment, where investors' decisions and bond prices are driven more by fundamentals than liquidity and leverage concerns.

Sincerely,

Bradley C. Tank and Richard W. Knee
Portfolio Co-Managers

PERFORMANCE HIGHLIGHTS

Lehman Brothers Strategic Income Fund3, 11, 12

		Six Month Period Ended	Average Annual Total Return[6]
	Inception Date	4/30/2008	1 Year	Since Inception
At NAV
Class A	12/20/2007	1.12%	2.32%	7.54%
Class C	12/20/2007	0.87%	2.07%	7.48%
Institutional Class	07/11/2003	1.14%	2.34%	7.54%
Trust Class	04/02/2007	1.10%	2.20%	7.51%
With Sales Charge
Class A		(3.18%)	(2.03%)	6.57%
Class C		(0.07%)	(1.14%)	7.48%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ending April 30, 2008, the 30-day SEC yield was 4.53%, 4.04%, 5.13% and 4.85% for Class A, Class C, Institutional Class and Trust Class shares, respectively.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.78%, 2.53%, 2.69% and 4.77% for Class A, Class C, Institutional Class and Trust Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios are 1.16%, 1.86%, 0.76% and 1.11% for Class A, Class C, Institutional Class and Trust Class shares, respectively. Neuberger Berman Management Inc. has contractually agreed to limit certain expenses of the Fund through 10/31/2018 for Class A, Class C and Institutional Class shares and through 10/31/2011 for Trust Class shares.

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. The performance information shown with a sales charge for Class A and Class C has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

Neuberger Berman Cash Reserves Commentary

Investor Class: NBCXX

We are pleased to report that Neuberger Berman Cash Reserves outperformed the iMoneynet Money Fund Report Taxable First Tier Retail Average and delivered a positive return for the six months ended April 30, 2008. The Fund closed the period with a seven-day current yield of 2.61% and a seven-day effective yield of 2.64%.*

During the reporting period, the Federal Reserve took a variety of steps to shore up the slowing economy and ease the liquidity crunch affecting much of the financial markets. After cutting rates in September and October, the central bank reduced the Fed Funds rate by 25 basis points in December, in a continuing attempt to "forestall some of the adverse effects on the broader economy that might otherwise arise from disruptions in the financial markets." In January, the Fed acted aggressively by taking rates lower with a 75-basis-point cut one week prior to its scheduled meeting and an additional 50-basis-point cut at month-end. This temporarily silenced criticism of Fed Chairman Ben Bernanke and the Fed that they were behind the curve in dealing with liquidity issues.

Volatility continued in February, as "deleveraging" remained the operative word and the market struggled to absorb the overwhelming supply of debt securities. The following month brought further actions by the Fed, which included lowering the Fed Funds rate by an additional 75 basis points and opening of a new lending program to investment firms serving as primary dealers. The rate reductions seemed to be confirmation that the Fed believed that the liquidity crisis had advanced into an economic crisis, and that the U.S. economy was teetering on the brink of recession.

Neuberger Berman Cash Reserves started the reporting period with a weighted average maturity (WAM) of 44.5 days. We expected the Fed to continue its rate cutting campaign, so we increased the WAM to an intra-period high of 58.1 days. After its series of rate reductions, the probability of the Fed continuing the easing cycle at such a rapid pace appeared to lessen. As such, we began to shorten the portfolio's maturity, which finished the reporting period at 37.4 days. We believe that this positioning leaves us with flexibility to purchase longer maturity securities in the event that the yield curve steepens.

As of April 30, 2008, the majority of the Fund's assets are allocated to commercial paper of high quality issuers. The Fund also has a significant allocation to floating rate notes and overnight repurchase agreements that are backed by U.S. government agencies.

Sincerely,

John C. Donohue and Scott F. Riecke
Portfolio Co-Managers

*  Current yield more closely reflects current earnings than does total return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Unaudited performance data current to the most recent month-end are available at www.nb.com.

MATURITY DIVERSIFICATION

(% by Maturity)
1 - 7 Days	20.6%
8 - 30 Days	46.6
31 - 90 Days	13.3
91 - 180 Days	19.5
181+ Days	0.0

PERFORMANCE HIGHLIGHTS

Neuberger Berman Cash Reserves1, 12

		For the 7 Days Ended 4/30/08
	Inception Date	Current Yield[5]	Effective Yield[5]
Investor Class	04/12/1988	2.61%	2.64%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end visit www.nb.com. The composition, industries and holdings of the Fund are subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Endnotes

1  Neuberger Berman Management Inc. ("Management") has contractually undertaken to forgo current payment of fees and/or reimburse expenses of the following Funds so that the total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) are limited to 0.65% for Neuberger Berman Cash Reserves (Investor Class), 1.00% for Lehman Brothers High Income Bond Fund (Investor Class), 0.70% for Lehman Brothers Short Duration Bond Fund (Investor Class), 0.80% for Lehman Brothers Short Duration Bond Fund (Trust Class), 0.65% for Lehman Brothers Municipal Securities Trust (Investor Class) and 0.59% for Lehman Brothers Municipal Money Fund (Investor Class) of average daily net assets. Each undertaking lasts until October 31, 2011. Absent such forgone fees and/or reimbursements, the performance of each liste d class of each Fund would have been lower.

  Each of these Funds has contractually undertaken to repay Management for fees and expenses forgone and/or its excess expenses paid by Management, provided the repayments do not cause its total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the repayments are made within three years after the year that Management incurred the expense. For the six months ended April 30, 2008, the Investor Class of Lehman Brothers Municipal Money Fund repaid expenses to Management.

2  Management has contractually undertaken to forgo current payment of fees and/or reimburse Lehman Brothers Core Bond Fund so that total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Fund are limited to 0.85%, 0.45%, 0.85% and 1.60% of average daily net assets for the Investor Class, Institutional Class, Class A and Class C, respectively. The undertakings last until October 31, 2018. The Fund has contractually undertaken to repay Management for fees and expenses forgone and/or its excess expenses paid by Management, provided the repayments do not cause total annual operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above-stated expense limitation and the repayments are made within three years after the year tha t Management incurred the expense. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. Management has voluntarily agreed to waive its management fee in the amount of 0.25% (0.20% prior to March 1, 2006) of the Fund's average daily net assets through April 30, 2008. Management has agreed to continue this voluntary waiver after this date. If this voluntary waiver was not in place, performance would be lower for the Fund. For the six months ended April 30, 2008, there were no repayment of expenses to Management.

3  Management has contractually undertaken to forgo current payment of fees and/or reimburse Lehman Brothers Strategic Income Fund so that total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Fund are limited to 1.10%, 0.85%, 1.15% and 1.85% of average daily net assets for the Trust Class, Institutional Class, Class A and Class C, respectively. The undertaking lasts until October 31, 2011, October 31, 2018, October 31, 2018 and October 31, 2018 for the Trust Class, Institutional Class, Class A and Class C, respectively. The Fund has contractually undertaken to repay Management for fees and expenses forgone and/or its excess expenses paid by Management, provided the repayments do not cause its total annual operating expenses (exclusive of taxes, interest, brokerage commissions , and extraordinary expenses) to exceed the above stated expense limitation and the repayments are made within three years after the year that Management incurred the expense. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the six months ended April 30, 2008, there were no repayment of expenses to Management.

4  Management has contractually undertaken to forgo current payment of fees and/or reimburse the Investor Class of Lehman Brothers New York Municipal Money Fund so that the total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Fund are limited to 0.59% of average daily net assets. The undertaking lasts until October 31, 2011. Absent such forgone fees and/or reimbursements, the performance of the Investor Class of the Fund would have been lower. The Fund has contractually undertaken to repay Management for fees and expenses forgone and/or its excess expenses paid by Management, provided the repayments do not cause its total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the repayments are made within three years after the year that Management incurred the expense. For the six months ended April 30, 2008, there were no repayments of expenses to Management.

  Effective June 5, 2006, Management voluntarily agreed to waive certain expenses of the Investor Class of Lehman Brothers New York Municipal Money Fund, so that the total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Investor Class are limited to 0.52% of the average daily net assets. In addition, effective January 17, 2007, Management voluntarily agreed to waive certain expenses of the Investor Class of the Fund, so that the total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Investor Class are limited to 0.47% of the average daily net assets. Absent such waivers, the performance of the Investor Class of the Fund would have been lower.

5  "Current yield" of a money market fund refers to the income generated by an investment in a Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

6  Annual total returns are for the period ended April 30, 2008. Returns are shown on a "total return" basis and assume reinvestment of all dividends and capital gain distributions.

7  Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a Fund's income is exempt from federal income taxes. For Lehman Brothers California Tax-Free Money Fund, tax equivalent yields are calculated based on federal and California State tax rates for a combined rate of 45.3%. For Lehman Brothers New York Municipal Money Fund, tax-equivalent yield is calculated based on federal, New York State, and New York City tax rates for a combined rate of 41.8%.

8  A portion of the income may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

9  This Fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return data for the periods prior to September 7, 2002, are those of the Lipper High Income Bond Fund Premier Class. The data reflect performance of the Lipper Fund for the period April 1, 1996, through September 6, 2002. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects the same as those of the Lipper Fund. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown.

10  The Fund is the successor to Ariel Premier Bond Fund ("Ariel Bond Fund"). The total return data for the periods prior to June 13, 2005 are those of the Ariel Bond Fund Investor Class and Institutional Class. The data reflects performance of Ariel Bond Fund Investor Class for the period February 1, 1997 through June 10, 2005 and the performance of Ariel Bond Fund Institutional Class for the period October 1, 1995 (date of inception) through January 31, 1997. The investment policies, guidelines and restrictions of the Fund are in all material respects the same as those of Ariel Bond Fund. Ariel Bond Fund Institutional Class had lower expenses and typically higher returns than Ariel Bond Fund Investor Class. Returns would have been lower if the manager of Ariel Bond Fund had not waived certain of its fees during the periods shown. Class A a nd Class C of Lehman Brothers Core Bond Fund each commenced operations on December 20, 2007. The performance information for Class A and Class C prior to the class' commencement of operations is for the Institutional Class of Lehman Brothers Core Bond Fund.

11  The Trust Class, Class A and Class C of Lehman Brothers Strategic Income Fund commenced operations on April 2, 2007, December 20, 2007 and December 20, 2007, respectively. The performance information for Trust Class, Class A and Class C prior to the class' commencement of operations is for the Institutional Class of Lehman Brothers Strategic Income Fund.

12  Unaudited performance data current to the most recent month-end are available at www.nb.com.

13  Unaudited performance data current to the most recent month-end are available at www.lehmanam.com.

14  Management has voluntarily agreed to waive its management fee and/or reimburse certain expenses of Lehman Brothers California Tax-Free Fund so that total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Fund are limited to 0.50% and 0.25% of average daily net assets for the Investor Class and Reserve Class, respectively. These waivers may be terminated at any time without notice to the Fund. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower.

Glossary of Indices

Merrill Lynch 1-3 Year Treasury Index:	An unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years.

Lehman Brothers 7-Year General Obligation Index:	An unmanaged total return performance benchmark for the intermediate-term, 7-year, investment grade General Obligations (State and Local) tax-exempt bond market.

Lehman Brothers U.S. Aggregate Index:	An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index:	An unmanaged sub-index of the Lehman Brothers U.S. Corporate High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

iMoneyNet Money Fund Report Taxable First Tier Retail Average:	Measures the performance of retail money market mutual funds which hold "First Tier" securities as defined by Rule 2a-7 of the Investment Company Act of 1940 (not including Second Tier Commercial Paper). First Tier securities are those rated in the highest short-term rating category by two or more nationally recognized statistical ratings organizations or one, if only one has rated the security.

iMoneyNet Money Fund Report Tax-Free National Retail Average:	Measures all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds — 6 months or less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free holdings.

iMoneyNet Money Fund Report Tax-Free State-Specific Retail Average:	Measures the performance of retail state-specific tax-free and municipal money mutual funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds — 6 months or less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free holdings.

Please note that indices or averages do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index or average.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and cost of shareholder reports, among others. You may also incur transactions costs, such as sales charges (loads). The following examples are intended to help you understand your ongoing costs of investing in a fund, which are the operating expenses described above and do not include transactions costs. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2008 and held for the entire period. The tables illustrate the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the tables provide information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the tables provide information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 4/30/08 (Unaudited)

LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND

Actual	Beginning Account Value 12/27/07	Ending Account Value 4/30/08	Expenses Paid During the Period** 12/27/07 - 4/30/08	Expense Ratio
Investor Class	$1,000.00	$1,007.30	$1.66	.48%
Reserve Class	$1,000.00	$1,008.20	$0.80	.23%
Hypothetical (5% annual return before expenses)****
Investor Class	$1,000.00	$1,015.56	$1.67	.48%
Reserve Class	$1,000.00	$1,016.42	$0.80	.23%

LEHMAN BROTHERS CORE BOND FUND

Actual	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During the Period 11/1/07 - 4/30/08	Expense Ratio
Investor Class*	$1,000.00	$1,005.50	$4.24	.85%
Institutional Class*	$1,000.00	$1,007.50	$2.25	.45%
Class A***	$1,000.00	$998.50	$3.09	.85%
Class C***	$1,000.00	$995.80	$5.80	1.60%
Hypothetical (5% annual return before expenses)****
Investor Class*	$1,000.00	$1,020.64	$4.27	.85%
Institutional Class*	$1,000.00	$1,022.63	$2.26	.45%
Class A***	$1,000.00	$1,015.08	$3.11	.85%
Class C***	$1,000.00	$1,012.36	$5.85	1.60%

LEHMAN BROTHERS HIGH INCOME BOND FUND

Actual	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During the Period* 11/1/07 - 4/30/08	Expense Ratio
Investor Class	$1,000.00	$993.50	$4.51	.91%
Hypothetical (5% annual return before expenses)****
Investor Class	$1,000.00	$1,020.34	$4.57	.91%

*  For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 126/366 (to reflect the period shown).

***  Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 133/366 (to reflect the period shown of December 20, 2007 to April 30, 2008).

****  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Expense Information as of 4/30/08 cont'd (Unaudited)

LEHMAN BROTHERS MUNICIPAL MONEY FUND

Actual	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During the Period* 11/1/07 - 4/30/08	Expense Ratio
Investor Class	$1,000.00	$1,011.80	$2.85	.57%
Hypothetical (5% annual return before expenses)****
Investor Class	$1,000.00	$1,022.03	$2.87	.57%

LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST

Actual	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During the Period* 11/1/07 - 4/30/08	Expense Ratio
Investor Class	$1,000.00	$1,011.70	$3.25	.65%
Hypothetical (5% annual return before expenses)****
Investor Class	$1,000.00	$1,021.63	$3.27	.65%

LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND

Actual	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During the Period* 11/1/07 - 4/30/08	Expense Ratio
Investor Class	$1,000.00	$1,012.20	$2.25	.45%
Hypothetical (5% annual return before expenses)****
Investor Class	$1,000.00	$1,022.63	$2.26	.45%

LEHMAN BROTHERS SHORT DURATION BOND FUND

Actual	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During the Period* 11/1/07 - 4/30/08	Expense Ratio
Investor Class	$1,000.00	$965.00	$3.42	.70%
Trust Class	$1,000.00	$965.00	$3.91	.80%
Hypothetical (5% annual return before expenses)****
Investor Class	$1,000.00	$1,021.38	$3.52	.70%
Trust Class	$1,000.00	$1,020.89	$4.02	.80%

*  For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 126/366 (to reflect the period shown).

***  Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 133/366 (to reflect the period shown of December 20, 2007 to April 30, 2008).

****  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Expense Information as of 4/30/08 cont'd (Unaudited)

LEHMAN BROTHERS STRATEGIC INCOME FUND

Actual	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During the Period 11/1/07 - 4/30/08	Expense Ratio
Institutional Class*	$1,000.00	$1,011.40	$4.30	.86%
Trust Class*	$1,000.00	$1,011.00	$5.75	1.15%
Class A***	$1,000.00	$1,030.00	$4.50	1.22%
Class C***	$1,000.00	$1,027.50	$7.07	1.92%
Hypothetical (5% annual return before expenses)****
Institutional Class*	$1,000.00	$1,020.59	$4.32	.86%
Trust Class*	$1,000.00	$1,019.14	$5.77	1.15%
Class A***	$1,000.00	$1,013.74	$4.46	1.22%
Class C***	$1,000.00	$1,011.19	$7.02	1.92%

NEUBERGER BERMAN CASH RESERVES

Actual	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During the Period* 11/1/07 - 4/30/08	Expense Ratio
Investor Class	$1,000.00	$1,018.80	$2.26	.45%
Hypothetical (5% annual return before expenses)****
Investor Class	$1,000.00	$1,022.63	$2.26	.45%

*  For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 126/366 (to reflect the period shown).

***  Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 133/366 (to reflect the period shown of December 20, 2007 to April 30, 2008).

****  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Schedule of Investments Lehman Brothers California Tax-Free Money Fund

(Unaudited)

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
California (90.2%)
$ 250	ABAG Fin. Au. for Nonprofit Corp. Rev. (Katherine Delmar Burke Sch.), Ser. 2007, (LOC: Allied Irish Bank), 2.35%, due 5/1/08	$250	µß
1,200	ABN Amro Munitops Cert. Trust Rev., Ser. 2006-11, (MBIA Insured), 3.23%, due 5/1/08	1,200	ñµc
1,200	Arvin Unified Sch. Dist. Cert. Participation (Sch. Fac. Bridge Funding Prog.), Ser. 2006, (FSA Insured), 2.50%, due 5/1/08	1,200	µp
1,250	Austin Trust St. Cert., Ser. 2007-315, (LOC: State Street Bank & Trust Co.), 2.49%, due 5/1/08	1,250	µc
1,100	BB&T Muni. Trust Var. St. (Floaters), Ser. 2007-2048, (LOC: Branch Banking & Trust Co.), 2.41%, due 5/1/08	1,100	µ
640	BB&T Muni. Trust Var. St. (Floaters), Ser. 2007-2000, (FSA Insured), 2.40%, due 5/1/08	640	µg
1,125	California Ed. Fac. Au. Rev. (Chapman Univ.), Ser. 2000, 2.40%, due 5/7/08	1,125	µß
1,200	California Hlth. Fac. Fin. Au. Rev., (INSD Hosp. Adventist), Ser. 1998 A, 2.60%, due 5/1/08	1,200	µß
1,240	California St. Dept. Wtr. Res. Pwr. Supply Rev. (Putters), Ser. 2007-1784B, (LOC: JP Morgan Chase), 2.68%, due 5/1/08	1,240	µ
500	California St. G.O. (Floaters), Ser. 2003-B2, (LOC: BNP Paribas), 2.30%, due 5/7/08	500	µßqq
1,250	California Statewide CDA Rev. (Floaters), Ser. 2007-2089, (LOC: Wells Fargo Bank & Trust Co.), 2.53%, due 5/1/08	1,250	µ
300	California Statewide CDA Rev. (Kaiser Permanente), Ser. 2002 B, 2.41%, due 5/7/08	300	µß
900	Deutsche Bank Spears/Lifers Trust Var. St. (Alamo), Ser. 2008-539DB, (MBIA Insured), 2.44%, due 5/1/08	900	µo
1,250	Deutsche Bank Spears/Lifers Trust Var. St. (CA Zero), Ser. 2007-DB466, (MBIA & FGIC Insured), 2.66%, due 5/1/08	1,250	µo
1,200	Eclipse Funding Trust (Solar Eclipse-Los Angeles Co. Sanitation Dist.), Ser. 2006-0055, (FGIC Insured), 2.49%, due 5/1/08	1,200	µhh
495	Northern California Gas Au. Rev. (Number 1 Gas Proj.) (Floaters), Ser. 2007-55, (LOC: Goldman Sachs), 2.42%, due 5/1/08	495	µ
890	Puttable Floating Option Tax Exempt Receipts (Floaters), Ser. 2006-EC001, (LOC: Merrill Lynch Capital Markets), 2.58%, due 5/1/08	890	µ
800	Puttable Floating Option Tax Exempt Receipts (Sacramento Co. Sanitation Dist.) (Floaters), Ser. 2007-3934, (FGIC Insured), 2.43%, due 5/1/08	800	µp
1,300	Rowland Unified Sch. Dist., Ser. 2008-9201, (FSA Insured), 2.48%, due 5/1/08	1,300	µl
1,200	San Francisco City & Co. Multi-Family Hsg. Rev. (Floaters), Ser. 2007-124G, (LOC: Goldman Sachs), 2.41%, due 5/1/08	1,200	µ
1,250	San Francisco City & Co. Redev. Agcy. Comm. Fac. Dist. Spec. Number 7 (Hunters Point), Ser. 2005 A, (LOC: KBC Bank), 2.35%, due 5/1/08	1,250	µ
800	San Francisco City & Co. Unified Sch. Dist. (Merlots), Ser. 2008-D24, (FSA Insured), 2.70%, due 5/7/08	800	µii
1,250	Santa Clara Valley Trans. Au. Sales Tax Rev., Ser. 2007-R12005, (AMBAC Insured), 2.47%, due 5/1/08	1,250	µl
1,250	Sequoia Unified High Sch. Dist. (Floaters), Ser. 2007-2160, (FSA Insured), 2.45%, due 5/1/08	1,250	µp
1,250	UBS Muni. CRVS Var. St. (Floaters), Ser. 2007-1045, (FSA Insured), 2.46%, due 5/1/08	1,250	µd
1,200	Union City Multi-Family Rev. (Floaters), Ser. 2007-122G, (LOC: Goldman Sachs), 2.41%, due 5/1/08	1,200	µ
		26,290
Puerto Rico (12.9%)
850	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Floaters), Ser. 2008-2394, (AMBAC Insured), 2.49%, due 5/1/08	850	µy
300	Puerto Rico Elec. Pwr. Au. Pwr. Rev. (Putters), Ser. 2005-815, (FSA & FGIC Insured), 2.51%, due 5/1/08	300	µs
1,250	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Floaters), Ser. 2000-377, (LOC: Morgan Stanley), 2.39%, due 5/1/08	1,250	µß
1,200	Puerto Rico Pub. Fin. Corp. (Floaters), Ser. 1999-502, (AMBAC Insured), 2.45%, due 5/1/08	1,200	µx
150	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev. (Floaters), Ser. 2007-2019, (LOC: Morgan Stanley), 2.49%, due 5/1/08	150	µ
		3,750
	Total Investments (103.1%)	30,040
	Liabilities, less cash, receivables and other assets [(3.1%)]	(917)
	Total Net Assets (100.0%)	$29,123

See Notes to Schedule of Investments 25

Schedule of Investments Lehman Brothers Core Bond Fund

(Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (2.5%)
$ 1,150	U.S. Treasury Bonds, 6.00%, due 2/15/26	$1,359	ØØ
495	U.S. Treasury Bonds, 5.25%, due 2/15/29	543	ØØ
625	U.S. Treasury Strips, due 8/15/14 & 2/15/25	388	ØØ
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $2,295)	2,290
U.S. Government Agency Securities (3.6%)
100	Fannie Mae, Notes, 4.75%, due 11/19/12	105	ØØ
105	Fannie Mae, Notes, 3.63%, due 2/12/13	105	ØØ
55	Federal Home Loan Bank, Bonds, 5.00%, due 11/17/17	58	ØØ
295	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	320	ØØ
2,450	Freddie Mac, Notes, 4.75%, due 1/18/11	2,557	ØØ
200	Freddie Mac, Notes, 5.13%, due 7/15/12	213	ØØ
	Total U.S. Government Agency Securities (Cost $3,209)	3,358
Mortgage-Backed Securities (69.1%)
Adjustable Rate Mortgages (18.1%)
43	ACE Securities Corp., Ser. 2006-FM1, Class A2A, 2.93%, due 5/27/08	42	µØØ
205	ACE Securities Corp., Ser. 2006-FM1, Class A2B, 2.98%, due 5/27/08	175	µØØ
42	ACE Securities Corp., Ser. 2005-HE6, Class A2B, 3.10%, due 5/27/08	42	µØØ
59	Asset Backed Securities Corp. Home Equity, Ser. 2005-HE6, Class A2B, 3.14%, due 5/27/08	59	µØØ
81	Banc of America Funding Corp., Ser. 2006-G, Class 2A2, 2.88%, due 5/20/08	77	µØØ
111	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 3.02%, due 5/20/08	86	µØØ
317	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.35%, due 5/20/08	283	µØØ
361	Banc of America Funding Corp., Ser. 2006-A, Class 3A2, 5.85%, due 5/20/08	312	µØØ
382	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.60%, due 5/25/08	314	µØØ
154	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.47%, due 5/25/08	120	µØØ
330	Carrington Mortgage Loan Trust, Ser. 2006-NC3, Class A3, 3.05%, due 5/27/08	290	µØØ
220	Carrington Mortgage Loan Trust, Ser. 2006-NC4, Class M2, 3.21%, due 5/27/08	41	µØØ
46	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 3.13%, due 5/27/08	44	µØØ
110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 3.27%, due 5/27/08	71	µØØ
215	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.02%, due 6/10/08	217	µ
165	Countrywide Alternative Loan Trust, Ser. 2006-0C9, Class A2B, 3.13%, due 5/27/08	75	µØØ
573	Countrywide Asset-Backed Certificates, Ser. 2007-7, Class 2A1, 2.97%, due 5/27/08	553	µØØ
490	Countrywide Asset-Backed Certificates, Ser. 2007-BC2, Class 2A1, 2.98%, due 5/27/08	463	µØØ
143	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 3.10%, due 5/27/08	131	µØØ
586	Countrywide Asset-Backed Certificates, Ser. 2006-IM1, Class A2, 3.13%, due 5/27/08	531	µØØ
283	Countrywide Asset-Backed Certificates, Ser. 2005-IM2, Class A3, 3.16%, due 5/27/08	264	µØØ
135	Countrywide Asset-Backed Certificates, Ser. 2005-13, Class MV6, 3.60%, due 5/27/08	29	µØØ
209	Countrywide Home Equity Loan Trust, Ser. 2005-A, Class 2A, 2.96%, due 5/15/08	164	µØØ
409	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB2, Class 2A1, 5.44%, due 5/27/08	332	µØØ
150	Credit Suisse Mortgage Capital Certificates, Ser. 2007-TF2A, Class A1, 2.90%, due 5/15/08	143	ñµØØ
360	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB6, Class A22, 2.98%, due 5/27/08	347	µØØ
369	Credit-Based Asset Servicing and Securitization, Ser. 2007-SP2, Class A1, 3.05%, due 5/27/08	352	ñµØØ
800	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 3.07%, due 5/27/08	753	µØØ
173	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 3.15%, due 5/27/08	166	µØØ
51	Equifirst Mortgage Loan Trust, Ser. 2003-2, Class 3A3, 3.46%, due 5/27/08	45	µØØ
39	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 3.13%, due 5/27/08	39	µØØ
144	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 3.12%, due 5/27/08	137	µØØ
385	First Franklin Mortgage Loan Asset-Backed Certificates, Ser. 2006-FF4, Class A2, 3.09%, due 5/27/08	361	µØØ
17	First Franklin Mortgage Loan Trust, Asset-Backed Certificates, Ser. 2006-FF5, Class 2A1, 2.94%, due 5/27/08	17	µØØ

See Notes to Schedule of Investments 26

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 8	First Franklin Mortgage Loan Trust, Asset-Backed Certificates, Ser. 2006-FF3, Class A2A, 2.97%, due 5/27/08	$8	µØØ
775	First Franklin Mortgage Loan Trust, Asset-Backed Certificates, Ser. 2006-FF11, Class 2A3, 3.05%, due 5/27/08	530	µØØ
5	First Franklin Mortgage Loan Trust, Asset-Backed Certificates, Ser. 2004-FFH3, Class 2A1, 3.28%, due 5/27/08	4	µØØ
464	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.44%, due 5/27/08	444	µØØ
249	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.59%, due 5/20/08	243	µØØ
360	GSAMP Trust, Ser. 2006-HE6, Class A3, 3.05%, due 5/27/08	259	µØØ
280	GSAMP Trust, Ser. 2006-HE6, Class M2, 3.20%, due 5/27/08	61	µØØ
562	GSR Mortgage Loan Trust, Ser. 2007-AR1, Class 2A1, 6.00%, due 5/27/08	538	µØØ
348	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 5.02%, due 5/25/35	345	ØØ
454	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.36%, due 5/20/08	362	µ
121	Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 2.96%, due 5/20/08	114	µØØ
147	Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 2.98%, due 5/20/08	115	µØØ
321	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 6.14%, due 5/27/08	277	µØØ
195	HSI Asset Securitization Corp. Trust, Ser. 2006-WMC1, Class A2, 2.99%, due 5/27/08	179	µØØ
0	HSI Asset Securitization Corp. Trust, Ser. 2005-I1, Class 2A1, 3.02%, due 5/27/08	0	µØØ
592	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 2.98%, due 5/27/08	554	µØØ
570	Indymac Index Mortgage Loan Trust, Ser. 2006-AR11, Class 2A1, 5.85%, due 5/27/08	471	µ
68	Indymac Index Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 6.08%, due 5/27/08	56	µ
47	Indymac Loan Trust, Ser. 2006-L2, Class A1, 2.94%, due 5/27/08	46	µØØ
157	Indymac Loan Trust, Ser. 2005-L2, Class A1, 3.12%, due 5/27/08	104	µØØ
614	Indymac Seconds Asset-Backed Trust, Ser. 2006-2B, Class A, 3.07%, due 5/27/08	335	µØØ
42	JP Morgan Alternative Loan Trust, Ser. 2006-A3, Class 1A2, 2.96%, due 5/27/08	40	µØØ
104	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 1A2, 2.97%, due 5/27/08	98	µ
154	JP Morgan Alternative Loan Trust, Ser. 2006-S4, Class A1B, 2.97%, due 5/27/08	148	µØØ
8	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-FL1A, Class A1, 2.83%, due 5/15/08	8	ñµØØ
340	JP Morgan Mortgage Acquisition Corp., Ser. 2006-CW2, Class AV3, 2.99%, due 5/27/08	327	µØØ
880	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1, 5.11%, due 6/25/35	860
642	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 3.13%, due 7/14/08	13	ñµØØ
622	Merrill Lynch First Franklin Mortgage Loan, Ser. 2007-2, Class A2A, 3.01%, due 5/27/08	597	µØØ
42	Morgan Stanley Capital I, Ser. 2004-WMC3, Class B3, 5.59%, due 5/27/08	17	µØØ
284	MortgageIT Trust, Ser. 2005-3, Class A1, 3.19%, due 5/27/08	237	µØØ
100	MSCC Heloc Trust, Ser. 2003-2, Class A, 3.15%, due 5/27/08	84	µØØ
359	Nomura Asset Acceptance Corp., Ser. 2007-2, Class A1A, 3.02%, due 5/27/08	321	µØØ
800	Option One Mortgage Loan Trust, Ser. 2006-2, Class 2A2, 2.99%, due 5/27/08	754	µØØ
144	Popular ABS Mortgage Pass-Through Trust, Ser. 2006-E, Class A1, 2.98%, due 5/27/08	138	µØØ
150	Residential Accredit Loans, Inc., Ser. 2006-QO7, Class 3A2, 3.10%, due 5/27/08	100	µØØ
346	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.60%, due 5/27/08	287	µ
449	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 5.96%, due 5/27/08	361	µ
19	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 3.58%, due 5/27/08	15	µØØ
55	Residential Asset Mortgage Products, Inc., Ser. 2003-RS3, Class AII, 3.62%, due 5/27/08	48	µØØ
9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 3.43%, due 5/27/08	8	µØØ
4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 3.58%, due 5/27/08	4	µØØ
49	Thornburg Mortgage Securities Trust, Ser. 2006-2, Class A1B, 2.94%, due 5/27/08	48	µØØ
74	Wachovia Asset Securitization, Inc., Ser. 2003-HE3, Class A, 3.14%, due 5/27/08	68	µØØ
		16,701
Fannie Mae (46.2%)
140	Pass-Through Certificates, 6.00%, due 11/1/15	144
855	Pass-Through Certificates, 5.00%, due 3/1/21 – 4/1/38	846
135	Pass-Through Certificates, 8.50%, due 4/1/34	148
4,699	Pass-Through Certificates, 5.50%, due 11/1/35 – 2/1/38	4,729
1,530	Pass-Through Certificates, 6.00%, TBA, 30 Year Maturity	1,564	Ø
12,560	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	12,336	Ø
800	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	804	Ø
8,425	Pass-Through Certificates, 5.00%, TBA, 15 Year Maturity	8,467	Ø
13,570	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	13,642	Ø
		42,680

See Notes to Schedule of Investments 27

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Freddie Mac (4.8%)
$ 133	Pass-Through Certificates, 6.50%, due 11/1/25	$139
241	Pass-Through Certificates, 5.72%, due 6/1/36	246	ØØ
1,009	Pass-Through Certificates, 5.77%, due 7/1/36	1,034	ØØ
628	Pass-Through Certificates, 5.37%, due 2/1/37	640	ØØ
708	Pass-Through Certificates, 5.55%, due 2/1/37	722	ØØ
1,573	Pass-Through Certificates, 5.25%, due 4/1/37	1,603	ØØ
		4,384
	Total Mortgage-Backed Securities (Cost $67,225)	63,765
Corporate Debt Securities (24.2%) Bank (3.2%)
295	Bank of America Corp., Senior Unsecured Notes, 5.75%, due 12/1/17	301
860	Bank of America Corp., Senior Unsecured Notes, 5.65%, due 5/1/18	855
215	Household Finance Corp., Senior Unsecured Notes, 4.13%, due 11/16/09	215
350	JP Morgan Chase & Co., Senior Unsecured Notes, 5.38%, due 10/1/12	360
195	JP Morgan Chase & Co., Senior Notes, 6.00%, due 1/15/18	202
315	JP Morgan Chase Capital XV, Guaranteed Notes, 5.88%, due 3/15/35	273
460	Wachovia Corp., Medium-Term Notes, Ser. G, 5.50%, due 5/1/13	461
255	Wachovia Corp., Senior Unsecured Notes, Ser. G, 5.70%, due 8/1/13	255
		2,922
Finance (8.6%)
245	Bear Stearns Co., Inc., Senior Unsecured Notes, 7.25%, due 2/1/18	268
430	Citigroup, Inc., Senior Unsecured Notes, 5.50%, due 4/11/13	433
1,010	Citigroup, Inc., Subordinated Notes, 5.00%, due 9/15/14	963
180	Citigroup, Inc., Senior Unsecured Notes, 6.88%, due 3/5/38	186
960	General Electric Capital Corp., Senior Unsecured Notes, 5.63%, due 5/1/18	970
220	General Electric Capital Corp., Senior Unsecured Notes, 5.88%, due 1/14/38	210
110	Goldman Sachs Group, Inc., Subordinated Notes, 5.95%, due 1/15/27	100
40	Goldman Sachs Group, Inc., Subordinated Notes, 6.45%, due 5/1/36	38
1,190	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	1,166
220	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 6.30%, due 3/15/18	228
390	International Lease Finance Corp., Senior Unsecured Notes, 4.75%, due 7/1/09	386
295	International Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.63%, due 9/15/10	294
870	Merrill Lynch & Co., Medium-Term Notes, 6.88%, due 4/25/18	877
210	Merrill Lynch & Co., Subordinated Notes, 6.11%, due 1/29/37	177
480	Merrill Lynch & Co., Medium-Term Notes, Ser. C, 5.45%, due 2/5/13	467
130	Merrill Lynch & Co., Subordinated Notes, 6.22%, due 9/15/26	115
685	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 6.63%, due 4/1/18	710
140	Travelers Companies, Inc., Senior Unsecured Notes, 6.25%, due 6/15/37	137
175	UnitedHealth Group, Inc., Senior Unsecured Notes, 6.88%, due 2/15/38	171
		7,896
Industrial (9.9%)
540	Comcast Corp., Guaranteed Notes, 6.30%, due 11/15/17	561
475	Continental Airlines, Inc., Pass-Through Certificates, Class A, 5.98%, due 4/19/22	414
300	DaimlerChrysler N.A. Holding Corp., Guaranteed Notes, 4.88%, due 6/15/10	303
130	DCP Midstream LLC, Senior Unsecured Notes, 6.75%, due 9/15/37	126	ñ
225	Dell, Inc., Notes, 6.50%, due 4/15/38	222	ñ
660	Delta Air Lines, Pass-Through Certificates, Class A2, 7.57%, due 11/18/10	640
310	Dr. Pepper Snapple Group, Inc., Senior Notes, 6.82%, due 5/1/18	322	ñ
240	Enbridge Energy Partners L.P., Bonds, 7.50%, due 4/15/38	257	ñ
305	Encana Corp., Senior Unsubordinated Notes, 6.63%, due 8/15/37	311
325	Enterprise Products Operating L.P., Guaranteed Notes, 6.30%, due 9/15/17	331
460	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	382	ñ
205	Fedex Corp., Guaranteed Notes, 5.50%, due 8/15/09	208

See Notes to Schedule of Investments 28

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 375	Kinder Morgan, Inc., Senior Unsecured Notes, 5.95%, due 2/15/18	$372
215	Kraft Foods, Inc., Senior Unsecured Notes, 6.13%, due 2/1/18	219
360	NGPL Pipeco LLC, Senior Unsecured Notes, 6.51%, due 12/15/12	371	ñ
360	Northwest Airlines, Inc., Pass-Through Certificates, Class A, 7.03%, due 11/1/19	317
245	Oneok Partners L.P., Guaranteed Notes, 6.85%, due 10/15/37	241
375	Oracle Corp., Senior Unsecured Notes, 6.50%, due 4/15/38	388
216	Southwest Airlines Co., Pass-Through Certificates, Class A, 6.15%, due 8/1/22	205
305	Suncor, Inc., Senior Unsecured Notes, 6.50%, due 6/15/38	304
185	TEPPCO Partners, Guaranteed Notes, 7.55%, due 4/15/38	198
760	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	764
305	Union Pacific Corp., Senior Unsubordinated Notes, 5.75%, due 11/15/17	309
229	United Airlines, Inc., Pass-Through Certificates, Class A, 6.64%, due 7/2/22	202
295	Wal-Mart Stores, Inc., Senior Unsecured Notes, 6.50%, due 8/15/37	313
330	Weatherford International Ltd., Guaranteed Notes, 6.00%, due 3/15/18	339
245	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	245
290	XTO Energy, Inc., Senior Unsecured Notes, 6.75%, due 8/1/37	307
		9,171
Telecommunications (1.4%)
415	AT&T Wireless Services, Inc., Senior Unsecured Notes, 7.88%, due 3/1/11	449
360	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	380
270	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	220
245	Telecom Italia Capital, Guaranteed Notes, 7.20%, due 7/18/36	245
		1,294
Utility - Electric (1.1%)
445	Commonwealth Edison Co., 1st Mortgage Notes, 5.80%, due 3/15/18	445
265	Exelon Generation Co., LLC, Senior Unsecured Notes, 6.20%, due 10/1/17	264
310	FirstEnergy Corp., Senior Unsecured Notes, Ser. B, 6.45%, due 11/15/11	322
		1,031
Total Corporate Debt Securities (Cost $22,357)		22,314
Asset-Backed Securities (31.1%)
105	ARCap REIT, Inc., Ser. 2004-1A, Class D, 5.64%, due 4/21/39	89	ñ
185	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.66%, due 5/10/08	183	µ
570	Bank of America Credit Card Trust, Ser. 2007-A7, Class A7, 2.72%, due 5/15/08	560	µØØ
900	Bank of America Credit Card Trust, Ser. 2007-A13, Class A13, 2.94%, due 5/15/08	891	µØØ
685	Bank One Issuance Trust, Ser. 2003-A6, Class A6, 2.83%, due 5/15/08	685	µØØ
800	Capital Auto Receivables Asset Trust, Ser. 2008-1, Class A2B, 3.42%, due 5/15/08	798	µØØ
1,000	Capital One Multi-Asset Execution Trust, Ser. 2008-A1, Class A, 3.47%, due 5/15/08	997	µØØ
575	Carmax Auto Owner Trust, Ser. 2008-1, Class A2, 3.42%, due 5/15/08	573	µØØ
627	Chase Commercial Mortgage Securities Corp., Ser. 2003-3, Class A2, 7.32%, due 5/15/08	653	µ
1,205	Chase Credit Card Master Trust, Ser. 2002-3, Class A, 2.89%, due 5/15/08	1,199	µØØ
800	Chase Issuance Trust, Ser. 2006-A3, Class A3, 2.71%, due 5/15/08	794	µØØ
350	Chase Issuance Trust, Ser. 2007-A6, Class A6, 2.72%, due 5/15/08	344	µØØ
800	Chase Issuance Trust, Ser. 2007-A14, Class A14, 2.97%, due 5/15/08	794	µØØ
890	Chase Issuance Trust, Ser. 2008-A1, Class A1, 3.17%, due 5/15/08	884	µØØ
470	Chase Issuance Trust, Ser. 2008-A5, Class A5, 3.60%, due 5/15/08	472	µØØ
1,580	Citibank Credit Card Issuance Trust, Ser. 2003-A9, Class A9, 3.15%, due 5/20/08	1,575	µØØ
165	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2001-CK6, Class A3, 6.39%, due 8/15/36	171
225	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C4, Class A3, 5.12%, due 8/15/38	223
80	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.72%, due 5/15/08	79	µ
45	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.81%, due 5/15/08	45	µ
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.22%, due 5/15/08	247	µ
670	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A2, 5.36%, due 9/15/39	669
100	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	97
130	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	128

See Notes to Schedule of Investments 29

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 650	DaimlerChrysler Auto Trust, Ser. 2007-A, Class A2B, 3.32%, due 5/8/08	$648	µØØ
785	Discover Card Master Trust, Ser. 2008-A1, Class A1, 3.27%, due 5/15/08	778	µØØ
750	Discover Card Master Trust I, Ser. 2005-3 Class A, 2.74%, due 5/15/08	746	µØØ
720	Discover Card Master Trust I, Ser. 2005-4, Class A1, 2.78%, due 5/15/08	694	µØØ
835	Ford Credit Auto Owner Trust, Ser. 2008-A, Class A2, 3.32%, due 5/15/08	832	µØØ
175	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	173
480	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.80%, due 5/10/08	479	µ
1,680	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.75%, due 5/12/08	1,668	µ
1,270	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.82%, due 5/15/08	1,269	µ
180	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A4, 5.88%, due 5/15/08	183	µ
117	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-CB11, Class A1, 4.52%, due 8/12/37	117
220	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP3, Class A3, 4.96%, due 8/15/42	216
335	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class ASB, 5.51%, due 12/12/44	329
200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	193
1,270	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	1,259
719	LB Commercial Conduit Mortgage Trust, Ser. 1998-C4, Class A1B, 6.21%, due 10/15/35	721
2,050	MBNA Credit Card Master Note Trust, Ser. 2006-A4, Class A4, 2.71%, due 5/15/08	2,037	µØØ
685	MBNA Credit Card Master Note Trust, Ser. 2004-A7, Class A7, 2.82%, due 5/15/08	680	µØØ
100	Merrill Lynch Mortgage Trust, Ser. 2005-MKB2, Class A1, 4.45%, due 9/12/42	99
300	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	290
140	Morgan Stanley Capital I, Ser. 2005-T17, Class A5, 4.78%, due 12/13/41	136
260	Newcastle CDO Ltd., Ser. 2004-4A, Class 3FX, 5.11%, due 3/24/39	73	ñ
645	Nissan Auto Receivables Owner Trust, Ser. 2008-A, Class A2, 3.22%, due 5/15/08	643	µØØ
294	SLM Student Loan Trust, Ser. 2005-A, Class A1, 2.84%, due 6/15/08	290	µØØ
350	Textron Financial Floorplan Master Note Trust, Ser. 2005-1A, Class A, 2.84%, due 5/13/08	350	ñµØØ
665	Volkswagen Credit Auto Master Trust, Ser. 2005-1, Class A, 2.82%, due 5/20/08	664	µØØ
10	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.74%, due 5/15/08	10	µ
	Total Asset-Backed Securities (Cost $29,065)	28,727
NUMBER OF SHARES
Short-Term Investments (8.8%)
8,170,813	Neuberger Berman Prime Money Fund Trust Class (Cost $8,171)	8,171	#@
	Total Investments (139.3%) (Cost $132,322)	128,625	##
	Liabilities, less cash, receivables and other assets [(39.3%)]	(36,284)
	Total Net Assets (100.0%)	$92,341

See Notes to Schedule of Investments 30

Schedule of Investments Lehman Brothers High Income Bond Fund

(Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Corporate Debt Securities (96.1%) Aerospace/Defense (2.8%)
$ 6,425	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 7.63%, due 6/15/12	$6,602
1,125	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 6.13%, due 7/15/13	1,116
725	L-3 Communications Corp., Guaranteed Notes, Ser. B, 6.38%, due 10/15/15	717
		8,435
Airlines (0.4%)
1,442	Continental Airlines, Inc., Pass-Through Certificates, 9.80%, due 4/1/21	1,254
Apparel/Textiles (0.8%)
2,195	Levi Strauss & Co., Senior Unsubordinated Notes, 9.75%, due 1/15/15	2,294
Auto Loans (4.3%)
525	Ford Motor Credit Co., Senior Unsecured Notes, 7.38%, due 2/1/11	483
2,170	Ford Motor Credit Co., Senior Unsecured Notes, 7.25%, due 10/25/11	1,954
3,180	Ford Motor Credit Co., Senior Unsecured Notes, 7.80%, due 6/1/12	2,844
775	Ford Motor Credit Co., Senior Unsecured Notes, 8.00%, due 12/15/16	678
3,400	General Motors Acceptance Corp., Senior Unsecured Notes, 6.88%, due 9/15/11	2,833
5,165	General Motors Acceptance Corp., Senior Unsecured Notes, 7.00%, due 2/1/12	4,194
		12,986
Beverage (1.1%)
1,925	Constellation Brands, Inc., Guaranteed Notes, 8.38%, due 12/15/14	2,041
1,375	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	1,385
		3,426
Chemicals (3.0%)
2,040	Hexion US Finance Corp., Senior Secured Notes, 9.75%, due 11/15/14	2,216
2,045	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	1,953	ñ
4,325	Momentive Performance Materials, Inc., Guaranteed Notes, 10.13%, due 12/1/14	4,119
745	Momentive Performance Materials, Inc., Guaranteed Notes, 11.50%, due 12/1/16	654
		8,942
Electric - Generation (9.7%)
4,265	AES Corp., Senior Secured Notes, 8.75%, due 5/15/13	4,452	ñ
1,400	AES Corp., Senior Unsecured Notes, 8.00%, due 10/15/17	1,460
6,445	Dynegy-Roseton Danskamme, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	6,455
4,170	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	4,061
2,490	Mirant Americas Generation, Inc., Senior Unsecured Notes, 8.30%, due 5/1/11	2,583
2,795	Mirant Americas Generation, Inc., Senior Unsecured Notes, 8.50%, due 10/1/21	2,739
2,640	Mirant Mid-Atlantic LLC, Pass-Through Certificates, Ser. A, 8.63%, due 6/30/12	2,815
4,520	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	4,656
		29,221
Electric - Integrated (4.8%)
3,140	Energy Future Holdings Corp., Guaranteed Notes, 10.88%, due 11/1/17	3,344	ñ
4,200	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	4,400	ñ
1,180	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	1,215	ñ
5,325	Texas Competitive Electric Holdings Co. LLC, Guaranteed Notes, 10.50%, due 11/1/16	5,451	ñ
		14,410

See Notes to Schedule of Investments 31

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Electronics (2.5%)
$ 2,065	Flextronics Int'l, Ltd., Senior Subordinated Notes, 6.25%, due 11/15/14	$1,957
3,525	Freescale Semiconductor, Inc., Guaranteed Notes, 9.13%, due 12/15/14	2,899
1,120	NXP BV Funding LLC, Senior Secured Floating Rate Notes, 5.46%, due 7/15/08	1,030	µ
1,705	NXP BV Funding LLC, Senior Secured Notes, 7.88%, due 10/15/14	1,684
		7,570
Energy - Exploration & Production (4.9%)
5,430	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	5,620
1,730	Forest Oil Corp., Guaranteed Senior Unsecured Notes, 7.75%, due 5/1/14	1,773
1,500	Newfield Exploration Co., Senior Subordinated Notes, 6.63%, due 9/1/14	1,489
3,100	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	2,557
1,630	Pioneer Natural Resources Co., Senior Unsecured Notes, 6.65%, due 3/15/17	1,602
1,645	Southwestern Energy Co., Senior Unsecured Notes, 7.50%, due 2/1/18	1,744	ñ
		14,785
Environmental (0.6%)
1,735	Allied Waste North America, Inc., Senior Secured Notes, Ser. B, 5.75%, due 2/15/11	1,718
Food & Drug Retailers (1.4%)
1,530	Rite Aid Corp., Guaranteed Notes, 8.63%, due 3/1/15	1,243
3,640	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	2,976
		4,219
Gaming (5.3%)
905	Chukchansi Economic Development Authority, Senior Unsecured Notes, 8.00%, due 11/15/13	806	ñ
3,270	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	3,319	ñØ
665	Fontainebleau Las Vegas Holdings LLC, Second Mortgage, 10.25%, due 6/15/15	477	ñ
790	Harrah's Operating Co., Inc., Guaranteed Notes, 5.50%, due 7/1/10	701
1,005	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	864	ñ
1,010	Isle of Capri Casinos, Inc., Guaranteed Notes, 7.00%, due 3/1/14	778	ØØ
280	MGM Mirage, Inc., Guaranteed Senior Notes, 6.00%, due 10/1/09	279
2,140	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	2,285	ñ
3,225	San Pasqual Casino, Notes, 8.00%, due 9/15/13	3,007	ñ
3,775	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	3,341	ñ
		15,857
Gas Distribution (7.2%)
1,100	AmeriGas Partners L.P., Senior Notes, 7.13%, due 5/20/16	1,108
2,455	El Paso Energy Corp., Senior Unsecured Notes, 6.75%, due 5/15/09	2,510
2,130	El Paso Natural Gas Co., Senior Unsecured Notes, 8.38%, due 6/15/32	2,460
1,920	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	1,973
1,260	Kinder Morgan, Inc., Guaranteed Notes, 5.35%, due 1/5/11	1,244
1,787	Kinder Morgan, Inc., Senior Unsecured Notes, 6.50%, due 9/1/12	1,805
1,860	MarkWest Energy Partners L.P., Senior Notes, 8.75%, due 4/15/18	1,930	ñ
1,912	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	1,993
1,095	Sabine Pass L.P., Senior Secured Notes, 7.25%, due 11/30/13	1,013
6,055	Sabine Pass L.P., Senior Secured Notes, 7.50%, due 11/30/16	5,540
		21,576
Health Services (11.7%)
2,320	HCA, Inc., Senior Secured Notes, 9.25%, due 11/15/16	2,494
7,655	HCA, Inc., Senior Secured Notes, 9.63%, due 11/15/16	8,220
1,755	LVB Acquisition Merger, Inc., Guaranteed Notes, 10.38%, due 10/15/17	1,860	ñ
3,700	LVB Acquisition Merger, Inc., Guaranteed Notes, 11.63%, due 10/15/17	3,931	ñ
2,906	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 9.93%, due 6/15/08	2,528	ñµ
1,565	Select Medical Corp., Guaranteed Notes, 7.63%, due 2/1/15	1,330
1,720	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/15	1,722
2,860	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	2,503
2,565	US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12	2,603

See Notes to Schedule of Investments 32

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 3,315	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10	$3,332
220	Ventas Realty L.P., Senior Notes, 6.63%, due 10/15/14	218
1,715	Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15	1,719
1,060	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	1,026
1,820	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	1,788
		35,274
Hotels (0.5%)
1,540	Host Hotels & Resorts L.P., Senior Secured Notes, 7.13%, due 11/1/13	1,534
Investments & Misc. Financial Services (1.0%)
2,385	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	2,269
930	Cardtronics, Inc., Senior Subordinated Notes, Ser. B, 9.25%, due 8/15/13	884	ñ
		3,153
Media - Broadcast (3.2%)
6,130	CMP Susquehanna Corp., Guaranteed Notes, 9.88%, due 5/15/14	4,383
4,955	LIN Television Corp., Guaranteed Notes, 6.50%, due 5/15/13	4,769
620	Univision Communications, Inc., Guaranteed Notes, 9.75%, due 3/15/15	447	ñ
		9,599
Media - Cable (5.5%)
1,165	Charter Communications, Inc., Senior Secured Notes, 10.88%, due 9/15/14	1,232	ñÈ
5,640	DirecTV Holdings LLC, Guaranteed Notes, 8.38%, due 3/15/13	5,795
160	EchoStar DBS Corp., Guaranteed Notes, 5.75%, due 10/1/08	160
3,085	EchoStar DBS Corp., Guaranteed Notes, 6.38%, due 10/1/11	3,069
1,205	EchoStar DBS Corp., Guaranteed Notes, 7.00%, due 10/1/13	1,202
3,205	Mediacom Broadband LLC, Senior Unsecured Notes, 8.50%, due 10/15/15	2,949
515	Mediacom LLC, Senior Unsecured Notes, 9.50%, due 1/15/13	501
1,405	Videotron Ltd., Senior Notes, 9.13%, due 4/15/18	1,496	ñ
		16,404
Media - Services (1.4%)
3,685	WMG Acquisition Corp., Senior Subordinated Notes, 7.38%, due 4/15/14	3,059
2,140	WMG Holdings Corp., Guaranteed Notes, Step-Up, 0.00%/9.50%, due 12/15/14	1,300	**
		4,359
Metals/Mining Excluding Steel (2.5%)
1,075	Aleris Int'l, Inc., Guaranteed Notes, 9.00%, due 12/15/14	790
1,120	Aleris Int'l, Inc., Guaranteed Notes, 10.00%, due 12/15/16	694
2,720	Arch Western Finance Corp., Senior Secured Notes, 6.75%, due 7/1/13	2,768
3,310	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	3,310
		7,562
Non-Food & Drug Retailers (0.3%)
1,220	Blockbuster, Inc., Guaranteed Notes, 9.00%, due 9/1/12	991	ØØ
Oil Field Equipment & Services (1.0%)
1,305	ERAC USA Finance Co., Guaranteed Notes, 6.38%, due 10/15/17	1,179	ñ
2,020	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	1,678	ñ
		2,857
Oil Refining & Marketing (1.5%)
3,975	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	4,392
Packaging (4.8%)
7,765	Ball Corp., Guaranteed Unsecured Notes, 6.88%, due 12/15/12	7,901
1,035	Berry Plastics Corp., Senior Secured Floating Rate Notes, 7.57%, due 7/15/08	999	ñµ

See Notes to Schedule of Investments 33

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 2,360	Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15	$2,490
3,325	Graham Packaging Co., Inc., Guaranteed Notes, 9.88%, due 10/15/14	3,125
		14,515
Printing & Publishing (2.3%)
2,485	Dex Media West LLC, Senior Subordinated Notes, Ser. B, 9.88%, due 8/15/13	2,342
1,065	Dex Media, Inc., Senior Disc. Notes, Step-Up, 0.00%/9.00%, due 11/15/13	801	**
1,180	Idearc, Inc., Guaranteed Notes, 8.00%, due 11/15/16	767
1,030	R.H. Donnelley Corp., Senior Unsecured Notes, 6.88%, due 1/15/13	659
3,345	Reader's Digest Association, Inc., Senior Subordinated Notes, 9.00%, due 2/15/17	2,392	ñ
		6,961
Railroads (0.7%)
1,950	TFM SA de C.V., Senior Unsubordinated Notes, 9.38%, due 5/1/12	2,033
Real Estate Dev. & Mgt. (0.8%)
2,495	American Real Estate Partners L.P., Senior Unsecured Notes, 8.13%, due 6/1/12	2,439
Restaurants (0.4%)
1,270	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	1,168	ØØ
Software/Services (1.4%)
685	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	624	ñ
3,460	Sungard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	3,676
		4,300
Steel Producers/Products (1.4%)
1,945	Metals U.S.A. Holdings Corp., Senior Unsecured Floating Rate Notes, 8.70%, due 7/1/08	1,595	µ
2,670	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	2,550
		4,145
Support-Services (1.0%)
3,110	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	2,986	ñ
Telecom - Integrated/Services (5.2%)
2,120	Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15	2,035
1,425	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, 8.25%, due 1/15/13	1,437
3,830	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, 8.63%, due 1/15/15	3,864
6,820	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	7,195
925	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	969	ØØ
		15,500
Theaters & Entertainment (0.7%)
1,995	AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%, due 8/15/12	2,055
	Total Corporate Debt Securities (Cost $292,139)	288,920
NUMBER OF SHARES
Short-Term Investments (2.4%)
7,011,618	Neuberger Berman Prime Money Fund Trust Class	7,012	#@ØØ
176,163	Neuberger Berman Securities Lending Quality Fund, LLC	174	‡
	Total Short-Term Investments (Cost $7,186)	7,186
	Total Investments (98.5%) (Cost $299,325)	296,106	##
	Cash, receivables and other assets, less liabilities (1.5%)	4,516
	Total Net Assets (100.0%)	$300,622

See Notes to Schedule of Investments 34

Schedule of Investments Lehman Brothers Municipal Money Fund

(Unaudited)

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Municipal Notes (97.8%) Alabama (0.6%)
$ 4,800	Columbia IDB PCR (Alabama Power Co. Proj.), Ser. 1998, 2.72%, due 5/1/08	$4,800	µß
300	Decatur IDB Solid Waste Disp. Rev. (Amoco Chemical Co. Proj.), Ser. 1995, 2.65%, due 5/1/08	300	µß
		5,100
Arizona (4.4%)
910	Coconino Co. Ind. Dev. Au. IDR (Scuff Steel Proj.), Ser. 2007, (LOC: Wells Fargo Bank & Trust Co.), 2.53%, due 5/1/08	910	µß
29,595	RBC Muni. Prod., Inc. Trust Var. St. Rev. (Floater Cert.), Ser. 2007 C-1, (LOC: Royal Bank of Canada), 2.58%, due 5/1/08	29,595	µ
8,995	RBC Muni. Prod., Inc. Trust Var. St. Rev. (Floater Cert.), Ser. 2007 C-6, (LOC: Royal Bank of Canada), 2.58%, due 5/1/08	8,995	µ
		39,500
Arkansas (2.5%)
22,210	Morgan Keegan Muni. Prod., Inc. Var. St. Trust Receipts, Ser. 2006 D, (LOC: IXIS Funding Corp.), 2.63%, due 5/1/08	22,210	µll
California (7.2%)
15,000	Access to Loans for Learning Student Loan Corp. Rev., Ser. 2001 II A1, (LOC: Depfa Bank PLC), 2.90%, due 5/1/08	15,000	µ
300	Access to Loans for Learning Student Loan Corp. Rev., Ser. 2001 II A4, (LOC: Depfa Bank PLC), 2.60%, due 5/1/08	300	µ
1,355	BB&T Muni. Trust Var. St. Rev. (Floaters), Ser. 2007-2000, (FSA Insured), 2.40%, due 5/1/08	1,355	µg
2,945	California Infrastructure & Econ. Dev. Bank IDR (Studio Moulding Proj.), Ser. 2001 A, (LOC: Comerica Bank), 2.53%, due 5/1/08	2,945	µß
6,765	California Statewide CDA (Floaters), Ser. 2007-2114, (LOC: Wells Fargo Bank & Trust Co.), 2.53%, due 5/1/08	6,765	µ
5	California Statewide CDA Multi-Family Hsg. Rev., Ser. 2007-836 CE, (LOC: Citigroup Global Markets), 2.60%, due 5/1/08	5	µ
11,500	Contra Costa Co. Multi-Family Hsg. Rev. (Pleasant Hill BART Transit), Ser. 2006 A, (LOC: Calyon Bank), 3.65%, due 4/15/46 Putable 8/1/08	11,502	ß
25,000	DFA Muni. Trust Var. St. Rev. (Floater Cert.), Ser. 2008-3, (LOC: Depfa Bank PLC), 2.73%, due 5/1/08	25,000	µ
100	Los Angeles Wtr. & Pwr. Rev. (Putters), Ser. 2006-1272, (FSA Insured), 2.51%, due 5/1/08	100	ñµs
140	Northern California Gas Au. Rev. (Number 1 Gas Proj.) (Floaters), Ser. 2007-55, (LOC: Goldman Sachs), 2.42%, due 5/1/08	140	µ
300	San Diego Co. Cert. Participation (San Diego Museum of Art), Ser. 2000, (LOC: Allied Irish Bank PLC), 2.30%, due 5/1/08	300	µß
1,200	San Francisco City & Co. Redev. Agcy. Comm. Fac. Dist. Spec. Number 7 (Hunters Point), Ser. 2005 A, (LOC: KBC Bank), 2.35%, due 5/1/08	1,200	µ
200	Three Valleys Muni. Wtr. Dist. Cert. Participation (Miramar Wtr. Treatment), Ser. 1984, (LOC: Wells Fargo Bank & Trust Co.), 2.45%, due 5/7/08	200	µ
		64,812
Colorado (0.6%)
1,000	Central Platte Valley Metro. Dist., Ser. 2006, (LOC: BNP Paribas), 3.50%, due 12/1/36 Putable 12/1/08	1,003
1,070	Colorado Ed. & Cultural Fac. Au. Rev. (National Jewish Fed.), Ser. 2005 A-8, (LOC: Bank of America), 2.65%, due 5/1/08	1,070	µß
2,000	Colorado Hsg. & Fin. Au. Mfg. Rev. (Ready Foods, Inc. Proj.), Ser. 2007 A, (LOC: U.S. Bank), 2.51%, due 5/1/08	2,000	µß
1,400	Pitkin Co. IDR (Aspen Skiing Co. Proj.), Ser. 1994 A, (LOC: JP Morgan Chase), 2.65%, due 5/1/08	1,400	µß
		5,473

See Notes to Schedule of Investments 35

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
District of Columbia (0.2%)
$ 1,500	Washington Convention Ctr. Au. Dedicated Tax Rev. Sr. Lien, Ser. 1998, (AMBAC Insured), 5.25%, due 10/1/12 Pre-Refunded 10/1/08	$1,535
Florida (7.6%)
6,000	Escambia Co. PCR, Ser. 1997, 2.58%, due 5/1/08	6,000	µß
3,050	Florida HFA (Tiffany Club Proj.), Ser. 1996 P, (LOC: Freddie Mac), 2.75%, due 5/7/08	3,050	µ
10,425	Miami-Dade Co. Aviation Rev., Ser. 2007 E, (FSA Insured), 2.55%, due 5/1/08	10,425	µd
4,800	Miami-Dade Co. Ind. Dev. Au. IDR (Badia Spices, Inc. Proj.), Ser. 2003, (LOC: Bank of America), 2.53%, due 5/1/08	4,800	µß
7,315	Orange Co. Tourist Dev. Tax Rev. (Floaters), Ser. 2003-817, (AMBAC Insured), 2.48%, due 5/1/08	7,315	µy
5,145	Port St. Lucie Utils. Rev. (Merlots), Ser. 2007-D21, (MBIA Insured), 3.52%, due 5/7/08	5,145	µii
5,585	RBC Muni. Prod. Inc. Trust Var. St. (Floaters), Ser. 2007 C10, (LOC: Royal Bank of Canada), 2.58%, due 5/1/08	5,585	µ
26,000	Sarasota Co. Pub. Hosp. Dist. Rev. (Sarasota Mem. Hosp. Proj.), Ser. 2007 A, (MBIA Insured), 2.95%, due 5/1/08	26,000	µii
		68,320
Georgia (4.7%)
6,450	Atlanta Urban Residential Fin. Au. Multi-Family Hsg. Rev. (Capitol Gateway Apts.), Ser. 2005, (LOC: Bank of America), 2.62%, due 5/1/08	6,450	µß
6,295	BB&T Muni. Trust Var. St. Rev. (Floaters), Ser. 2008-1014, (LOC: Branch Banking & Trust Co.), 2.51%, due 5/1/08	6,295	µ
7,900	Cobb Co. Hsg. Au. Multi-Family Hsg. Rev. (Woodchase Village Apts. Proj.), Ser. 2003, (LOC: Regions Bank), 3.50%, due 5/1/08	7,900	µß
2,000	Douglas Co. Dev. Au. IDR (Pandosia LLC Proj.), Ser. 2007 A, (LOC: Wells Fargo Bank & Trust Co.), 2.53%, due 5/1/08	2,000	µß
1,000	Forsyth Co. Dev. Au. IDR (Selecto Scientific, Inc. Proj.), Ser. 1998, (LOC: RBC Centura Bank), 2.70%, due 5/1/08	1,000	µß
9,375	Gwinnett Co. Dev. Au. IDR (Barco, Inc. Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 2.58%, due 5/1/08	9,375	µß
3,000	Gwinnett Co. Dev. Au. IDR (Commercial Truck & Van Equipment Proj.), Ser. 2007, (LOC: JP Morgan Chase), 2.67%, due 5/1/08	3,000	µß
970	Savannah Econ. Dev. Au. Rev. (Kennickell Printing Co. Proj.), Ser. 2001, (LOC: Branch Banking & Trust Co.), 2.58%, due 5/1/08	970	µß
3,515	Stephens Co. Dev. Au. IDR (CMC of Georgia, Inc. Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 2.58%, due 5/1/08	3,515	µß
1,970	Turner Co. Dev. Au. IDR (McElroy Metal Mill, Inc.), Ser. 2005, (LOC: AmSouth Bank), 2.68%, due 5/1/08	1,970	µ
		42,475
Hawaii (1.2%)
11,080	Hawaii St. (Merlots), Ser. 2007-BRO4, (AMBAC Insured), 3.47%, due 5/7/08	11,080	µii
Illinois (4.8%)
2,350	Chicago Enterprise Zone Rev. (J & A LLC Proj.), Ser. 2002, (LOC: Charter One Bank), 2.57%, due 5/1/08	2,350	µ
8,000	Chicago G.O., Ser. 2007 F, (MBIA Insured), 2.75%, due 5/1/08	8,000	µr
1,695	Chicago Multi-Family Hsg. Rev. (Claras Village Proj.), Ser. 2007 B, (LOC: Harris Trust & Savings Bank), 2.60%, due 5/1/08	1,695	µß
7,245	Chicago O'Hare Int'l Arpt. Rev. (Putters), Ser. 2005-844Z, (MBIA Insured), 3.28%, due 5/1/08	7,245	µs
6,045	Chicago Single Family Mtge. Rev., Ser. 2007-10218, (LOC: Government National Mortgage Association), 2.51%, due 5/1/08	6,045	µl
3,300	Illinois Dev. Fin. Au. IDR (Chicago Gear D.O. James), Ser. 2007, (LOC: Fifth Third Bank), 2.56%, due 5/2/08	3,300	µß
7,500	Illinois Fin. Au. Rev. (Reliable Materials Proj.), Ser. 2006, (LOC: Marshall & Ilsley), 2.78%, due 5/7/08	7,500	µß
2,700	Illinois Hlth. Fac. Au. Rev. (Advocate Hlth. Care Network), Ser. 2003 A, 3.78%, due 11/15/22 Putable 7/3/08	2,700	µß
2,000	Illinois Hsg. Dev. Au. Multi-Family Hsg. Rev. (Rome Meadows Proj.), Ser. 2007, (LOC: First National Bank), 2.62%, due 5/1/08	2,000	µßkk

See Notes to Schedule of Investments 36

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$ 1,135	Illinois Std. Assist. Commission Std. Loan Rev., Ser. 2000 XX, 5.10%, due 9/1/08	$1,140
1,035	Woodridge Ind. Rev. (McDavid Knee Guard), Ser. 1996, (LOC: Marshall & Ilsley), 2.95%, due 5/7/08	1,035	µß
		43,010
Indiana (2.9%)
1,000	Angola Ed. Fac. Rev. (Tri-State Univ. Proj.), Ser. 2006, (LOC: Fifth Third Bank), 2.49%, due 5/2/08	1,000	µß
6,270	Center Grove 2000 Bldg. Corp. (Floaters), Ser. 2005-2699, (FGIC Insured), 2.77%, due 5/1/08	6,270	µx
2,300	East Porter Co. Sch. Bldg. Corp. Rev., Ser. 2005-145, (MBIA Insured), 2.44%, due 5/1/08	2,300	µo
6,010	Greencastle IDR (Crown Equip. Corp. Proj.), Ser. 1996, (LOC: KeyBank), 2.56%, due 5/1/08	6,010	µß
7,725	Indiana Hsg. & CDA Single Family Mtge. Rev. (Putters), Ser. 2007-1847, (LOC: JP Morgan Chase), 2.61%, due 5/1/08	7,725	µ
2,275	Indiana St. Dev. Fin. Au. IDR (TTP, Inc. Proj.), Ser. 2001, (LOC: LaSalle National Bank), 2.60%, due 5/1/08	2,275	µß
		25,580
Iowa (1.7%)
1,000	Ankeny G.O. BANS, Ser. 2006 A, 4.10%, due 6/1/08	1,000
11,800	Iowa Higher Ed. Loan Au. Rev. (Ed. Loan Private College Fac.), Ser. 1985, (MBIA Insured), 3.20%, due 5/7/08	11,800	µq
900	Iowa Higher Ed. Loan Au. Rev. (Loras College), Ser. 2007 E, (LOC: LaSalle National Bank), 4.50%, due 5/20/08	900	ß
1,250	Iowa Higher Ed. Loan Au. Rev. (Morningside College), Ser. 2007 F, (LOC: U.S. Bank), 4.50%, due 5/20/08	1,251	ß
		14,951
Kansas (0.7%)
4,060	Sedgwick & Shawnee Co. Single Family Mtge. Rev., Ser. 2007-10224, (LOC: Government National Mortgage Association), 2.51%, due 5/1/08	4,060	µl
1,985	Univ. of Kansas Hosp. Au. Hlth. Facs. Rev. (KU Hlth. Sys.), Ser. 2004, (LOC: Harris Trust & Savings Bank), 2.60%, due 5/1/08	1,985	µß
		6,045
Kentucky (1.5%)
3,285	Boone Co. Ind. Bldg. Rev. (Bonfiglioli USA, Inc. Proj.), Ser. 2006, (LOC: Fifth Third Bank), 2.56%, due 5/2/08	3,285	µß
5,700	Boone Co. Ind. Bldg. Rev. (Kiswel, Inc. Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 2.58%, due 5/1/08	5,700	µß
1,610	Georgetown Ind. Bldg. Rev. (Georgetown College Proj.), Ser. 2006, (LOC: Fifth Third Bank), 2.47%, due 5/2/08	1,610	µß
670	Jefferson Co. Retirement Home Rev. (Nazareth Library Proj.), Ser. 1999, (LOC: Fifth Third Bank), 2.49%, due 5/2/08	670	µß
1,800	Lexington Fayette Urban Co. Arpt. Corp. Rev., Ser. 1998 C, (MBIA Insured), 2.70%, due 5/1/08	1,800	µp
		13,065
Louisiana (1.2%)
8,790	Louisiana HFA Single Family Mtge. Rev. (Floaters), Ser. 2006-1566, (LOC: Depfa Bank PLC), 2.58%, due 5/1/08	8,790	µy
1,920	Louisiana Local Gov't. Env. Facs. & Comm. Dev. Rev. (SRL Holdings LLC Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 2.58%, due 5/1/08	1,920	µß
		10,710
Maine (0.9%)
8,000	Maine St. Hsg. Au. Mtge., Purchase Bonds, Ser. 2007 F, 3.85%, due 11/15/34 Putable 9/22/08	8,000
Maryland (1.0%)
9,275	Maryland St. Comm. Dev. Admin. Dept. Hsg. & Comm. Dev. (Floaters), Ser. 2007-2078, (LOC: Wells Fargo Bank & Trust Co.), 2.58%, due 5/1/08	9,275	µ

See Notes to Schedule of Investments 37

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Massachusetts (2.8%)
$ 7,575	Boston Massachusetts (Merlots), Ser. 2008 D30, (FSA Insured), 2.82%, due 5/7/08	$7,575	µii
7,875	Massachusetts St. HFA (Floaters), Ser. 2007-2106, (LOC: Morgan Stanley), 2.58%, due 5/1/08	7,875	µ
125	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Sherrill House), Ser. 2002 A1, (LOC: Sovereign Bank), 2.47%, due 5/1/08	125	µßm
9,735	Massachusetts St. Spec. Oblig. Dedicated Tax Rev., Ser. 2005-3050, (FGIC Insured), 2.48%, due 5/1/08	9,735	µx
		25,310
Michigan (1.4%)
1,000	Michigan St. Hsg. Dev. Au. Ltd. Oblig. Rev. (JAS Non-Profit Hsg. Corp. IV), Ser. 2000, (LOC: Bank One Michigan), 4.50%, due 5/1/08	1,000	µß
1,900	Michigan St. Job. Dev. Au. IDR (Kentwood Residence Assoc. Proj.), Ser. 1984, (LOC: Wells Fargo & Co.), 1.75%, due 5/1/08	1,900	µ
400	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Ultra Aluminum Mfg., Inc. Proj.), Ser. 2003, (LOC: Fifth Third Bank), 2.56%, due 5/2/08	400	µ
4,000	Mount Clemens Comm. Sch. Dist. St. Aid Note, Ser. 2008, 2.45%, due 8/20/08	4,003
2,635	South Lyon Comm. Sch., Ser. 2001, 5.00%, due 5/1/16 Pre-Refunded 5/1/08	2,653
2,350	Wayne Charter Co. Arpt. Rev. (Detroit Metro. Wayne Co.), Ser. 1998 A, (MBIA Insured), 5.50%, due 12/1/08	2,385
		12,341
Minnesota (6.4%)
15,200	Duluth Econ. Dev. Au. Hlth. Care Fac. Rev., Ser. 2008 C, (AMBAC Insured), 2.50%, due 5/1/08	15,200	µd
30,925	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. (Allina Hlth. Sys.), Ser. 2007 B2, (MBIA Insured), 3.50%, due 5/1/08	30,925	µßd
10,000	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. (Children's Hlth. Care), Ser. 2004 A, (FSA Insured), 2.63%, due 5/1/08	10,000	µßhh
1,400	Plymouth Multi-Family Hsg. Ref. Rev. (At the Lake Apts. Proj.), Ser. 2004, (LOC: Freddie Mac), 2.53%, due 5/1/08	1,400	µß
		57,525
Mississippi (1.0%)
7,410	Mississippi Bus. Fin. Corp. Rev. (Horn Island Realty Proj.), Ser. 2008, (LOC: Wachovia Bank & Trust Co.), 2.45%, due 5/1/08	7,410	µß
1,500	Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2003, (LOC: Bank of America), 3.00%, due 5/7/08	1,500	µß
		8,910
Missouri (1.8%)
800	Missouri St. Dev. Fin. Board Infrastructure Fac. Rev. (St. Louis Convention Ctr.), Ser. 2000 C, (LOC: U.S. Bank), 2.63%, due 5/1/08	800	µ
1,435	Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury College), Ser. 1999, (LOC: Bank of America), 2.63%, due 5/1/08	1,435	µß
200	Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (St. Louis Univ.), Ser. 1999 B, (LOC: Bank of America), 2.63%, due 5/1/08	200	µß
1,230	Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev. (Bethesda Hlth. Group, Inc.), Ser. 2004, (LOC: U.S. Bank), 2.63%, due 5/1/08	1,230	µß
4,000	Missouri St. Hlth. & Ed. Fac. Au. Rev., Ser. 2008 B, (LOC: GE Capital Corp.), 3.00%, due 4/23/09	4,038	ß
4,360	Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (Putters), Ser. 2006-1514, (LOC: Government National Mortgage Association), 2.78%, due 5/1/08	4,360	µs
2,170	Springfield Ind. Dev. Au. Rev. (Mcintosh Holdings LLC, Proj.), Ser. 2006, (LOC: U.S. Bank), 2.67%, due 5/1/08	2,170	µß
1,885	St. Charles Co. IDA Ind. Rev. (Patriot Machine, Inc., Proj.), Ser. 2002, (LOC: U.S. Bank), 2.69%, due 5/1/08	1,885	µß
		16,118

See Notes to Schedule of Investments 38

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Nebraska (0.4%)
$ 1,800	Central Plains Energy Proj. Nebraska Gas Proj., Rev. Number 1, Ser. 2007 A, 5.00%, due 12/1/08	$1,823
1,500	Nebhelp, Inc. Rev. (Std. Loan Prog.), Ser. 1986 C, (MBIA Insured), 5.75%, due 5/7/08	1,500	ñµll
		3,323
Nevada (0.1%)
1,000	Clark Co. Arpt. Rev., Ser. 2006 B1, 5.00%, due 7/1/08	1,004
New Hampshire (0.9%)
8,000	New Hampshire Hlth. & Ed. Fac. Au. Rev., Ser. 2008 K, 2.75%, due 4/22/09	8,038	ß
New Jersey (0.9%)
7,665	New Jersey Econ. Dev. Au. Econ. Dev. Rev. (Stamato Realty LLC Proj.), Ser. 2001, (LOC: Comerica Bank), 2.55%, due 5/1/08	7,665	µß
New Mexico (0.2%)
1,900	Farmington PCR (Arizona Pub. Svc. Co.), Ser. 1994 A, (LOC: Barclays Bank PLC), 2.65%, due 5/1/08	1,900	µß
New York (1.0%)
7,000	Jamestown City Sch. Dist. G.O. BANS, Ser. 2007, 3.75%, due 5/22/08	7,000
10	Utica IDA Civic Fac. Rev. (Utica College Proj.), Ser. 2005 A, (LOC: Citizens Bank), 2.48%, due 5/1/08	10	µß
1,700	Watervliet Hsg. Au. Sr. Residential Hsg. Rev. (Beltrone Living Ctr. Proj.), Ser. 1998 A, 6.13%, due 6/1/38 Pre-Refunded 6/1/08	1,772	ß
		8,782
North Carolina (0.4%)
300	Mecklenburg Co. Ind. Fac. & Poll. Ctrl. Fin. Au. Ind. (Ferguson Supply & Box Mfg.), Ser. 2000, (LOC: Branch Banking & Trust Co.), 2.58%, due 5/1/08	300	µß
2,800	North Carolina Cap. Fac. Fin. Agcy. Rev. (Eagle), Ser. 2006-0139, Class A, (LOC: Citibank, N.A.), 2.44%, due 5/1/08	2,800	µ
		3,100
North Dakota (0.7%)
6,000	North Dakota St. HFA Rev., Ser. 2007 C, 4.25%, due 10/8/08	6,036
Ohio (2.2%)
13,000	American Muni. Pwr. BANS (Prairie St. Proj.), Ser. 2008, 3.50%, due 4/1/09	13,105
3,000	Marysville G.O. BANS, Ser. 2007, 4.13%, due 6/5/08	3,001
3,850	Warrensville Heights G.O. BANS (Var. Purp. Imp.), Ser. 2007, 4.05%, due 5/30/08	3,851
		19,957
Oklahoma (2.2%)
5,000	Oklahoma St. Wtr. Res. Board St. Loan Prog. Rev., Ser. 1999, (LOC: Bank of America), 2.25%, due 9/1/32 Putable 9/2/08	5,000	µ
15,000	Tulsa Co. Ind. Au. Cap. Imp. Rev., Ser. 2003 A, (LOC: Bank of America), 3.45%, due 5/15/17 Putable 5/15/08	15,000	µ
		20,000
Pennsylvania (2.2%)
715	Berks Co. Ind. Dev. Au. Rev. (Mfg. Facs. RAM Ind. Proj.), Ser. 1996, (LOC: PNC Bank), 2.71%, due 5/7/08	715	µß
2,940	Bermudian Springs Sch. Dist., Ser. 2005, (FSA Insured), 2.45%, due 5/1/08	2,940	µnn
4,755	Grove City Area Hosp. Au. Hlth. Fac. Rev. (Grove Manor Proj.), Ser. 1998, 6.63%, due 8/15/29 Pre-Refunded 8/15/08	4,957	ß

See Notes to Schedule of Investments 39

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$ 3,120	Lampeter Strasburg Sch. Dist., Ser. 2004 A, (FSA Insured), 2.45%, due 5/1/08	$3,120	µ
3,820	Lancaster Co. Hosp. Au. Rev. (Masonic Homes Proj.), Ser. 2008 C, (LOC: Wachovia Bank & Trust Co.), 2.65%, due 5/1/08	3,820	µß
3,830	West Cornwall Township Muni. Au. Rev. (Sr. Living Fac.-Lebanon Valley), Ser. 2006, (LOC: PNC Bank), 2.49%, due 5/1/08	3,830	µß
		19,382
Puerto Rico (3.5%)
16,710	Puerto Rico Commonwealth G.O. (Floaters), Ser. 2008-2564D, (MBIA Insured), 2.55%, due 5/1/08	16,710	µy
11,690	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Floaters), Ser. 2008-2391, (AMBAC Insured), 2.49%, due 5/1/08	11,690	µy
2,855	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Floaters), Ser. 2000-377, (LOC: Morgan Stanley), 2.39%, due 5/1/08	2,855	µß
		31,255
Rhode Island (1.6%)
9,625	Rhode Island Hsg. & Mtge. Fin. Corp., Ser. 2007-11207, (LOC: Citibank, N.A.), 2.51%, due 5/1/08	9,625	µ
5,000	Rhode Island Hsg. & Mtge. Fin. Corp. (Floaters), Ser. 2006-1428R, (LOC: Merrill Lynch Capital Markets), 2.52%, due 5/1/08	5,000	µ
		14,625
South Carolina (1.1%)
1,745	BB&T Muni. Trust Var. St. (Floaters), Ser. 2008-1013, (LOC: Branch Banking & Trust Co.), 2.51%, due 5/1/08	1,745	µ
4,000	Jasper Co. Rev. BANS, Ser. 2007, 3.85%, due 7/1/08	4,000
2,500	Jasper Co. Rev. BANS (Jasper Co. Sch.), Ser. 2008, 2.75%, due 2/12/09	2,508
2,000	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (Bondtex, Inc. Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 2.58%, due 5/1/08	2,000	µß
		10,253
Tennessee (3.9%)
930	Franklin Co. Hlth. & Ed. Fac. Board Rev. (Univ. of the South Proj.), Ser. 1990, 2.70%, due 5/1/08	930	µß
21,410	Morgan Keegan Muni. Prod., Inc. Var. St., Ser. 2008 B1, (LOC: Regions Bank), 2.53%, due 5/1/08	21,410	µ
10,265	Morgan Keegan Muni. Prod., Inc. Var. St. Trust Receipts, Ser. 2007 F, (LOC: BNP Paribas), 2.30%, due 5/1/08	10,265	µ
2,745	Shelby Co. Hlth. Ed. & Hsg. Fac. Board Multi-Family Hsg. Rev. (Flag Manor), Ser. 1995, (LOC: U.S. Bank), 2.65%, due 5/1/08	2,745	µ
		35,350
Texas (8.8%)
9,845	Bexar Co. Hsg. Fin. Corp. Multi-Family Hsg. Rev., Ser. 2007-749CE, (LOC: Citigroup Global Markets), 2.61%, due 5/1/08	9,845	µ
1,800	Brazoria Co. Hlth. Fac. Dev. Corp. Hosp. Rev. (Brazosport Mem. Hosp.), Ser. 1999, (LOC: Chase Bank of Texas), 2.65%, due 5/1/08	1,800	µß
17,000	Brazos River Harbor Navigation Dist. Brazoria Co. Rev. (BASF Corp. Proj.), Ser. 2001, 3.05%, due 5/7/08	17,000	µß
2,800	Denton Independent Sch. Dist. G.O., Ser. 1996 B, (PSF Insured), 3.75%, due 8/15/08	2,800	µmm
100	Gulf Coast Waste Disp. Au. Env. Fac. Rev. (BP Amoco Chemical Co. Proj.), Ser. 2003, 2.65%, due 5/1/08	100	µß
510	Harris Co. Hlth. Fac. Dev. Corp. Hosp. Rev. (Hermann Healthcare Sys.), Ser. 2004 A, 5.00%, due 12/1/08	519	ß
10,000	Munitops II Trust, Ser. 2007-63, (PSF Insured), 2.45%, due 5/1/08	10,000	µc
4,000	Northside G.O. Independent Sch. Dist. Ref., Ser. 2006 A, (PSF Insured), 3.75%, due 8/1/33 Putable 8/1/08	4,000	µp
3,500	SA Energy Acquisition Pub. Fac. Corp. Gas Supply Rev., Ser. 2007, 5.00%, due 8/1/08	3,519
700	San Antonio Arpt. Sys. Rev. Spec. Fac. (Cessna Aircraft), Ser. 1995, (LOC: Bank of America), 2.65%, due 5/1/08	700	µß

See Notes to Schedule of Investments 40

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$ 8,200	Tarrant Co. Hsg. Fin. Corp. Rev. (Floaters), Ser. 2007-2050, (LOC: Government National Mortgage Association), 2.58%, due 5/1/08	$8,200	µy
15,000	Texas Muni. Gas Acquisition & Supply Corp. I Gas Supply Rev. (Floaters), Ser. 2007-2132, (LOC: Morgan Stanley), 2.60%, due 5/1/08	15,000	µ
5,760	Victory St. Pub. Fac. Corp. Multi-Family Rev., Ser. 2007-832CE, (LOC: Citigroup Global Markets), 2.61%, due 5/1/08	5,760	µ
		79,243
Utah (0.4%)
1,585	Utah St. HFA Rev. (Merlots), Ser. 2001 A14, (LOC: Wachovia Bank & Trust Co.), 2.87%, due 5/7/08	1,585	µ
2,130	Utah St. HFA Rev. (Merlots), Ser. 2001 A62, (LOC: Wachovia Bank & Trust Co.), 2.87%, due 5/7/08	2,130	µ
		3,715
Vermont (1.1%)
10,250	Vermont HFA Multi. Purp. Notes, Ser. 2007 D, (LOC: Calyon Bank), 3.85%, due 9/25/08	10,264
Virginia (0.8%)
3,000	Sussex Co. Ind. Dev. Au. IDR (McGill Env. Sys.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 2.58%, due 5/1/08	3,000	µß
4,000	Virginia Port Au. Commonwealth Port Fund Rev., Ser. 1998, 5.50%, due 7/1/08	4,026
		7,026
Washington (2.5%)
1	King Co. Swr. Rev. (Floaters), Ser. 2005-1091, (FSA Insured), 2.48%, due 5/1/08	1	µy
8,610	Puttable Floating Option Tax-Exempt Receipts (Floaters), Ser. 2008-4496, (FSA Insured), 2.45%, due 5/1/08	8,610	µx
12,544	RBC Muni. Prod., Inc. Trust (Floaters), Ser. 2007 C7, (LOC: Royal Bank of Canada), 2.58%, due 5/1/08	12,544	µ
400	Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev. (Ballard Landmark Inn), Ser. 2006 A, (LOC: Fannie Mae), 2.50%, due 5/1/08	400	µß
700	Washington St. Hsg. Fin. Commission Non-Profit Rev. (Tacoma Art Museum Proj.), Ser. 2002, (LOC: Northern Trust Co.), 2.63%, due 5/1/08	700	µß
		22,255
West Virginia (1.1%)
4,400	Marshall Co. PCR (Mountaineer Carbon Co.), Ser. 1985, 2.65%, due 5/1/08	4,400	µß
5,435	West Virginia St. Hsg. Dev. Fund, Ser. 2007-112051, (LOC: Citibank, N.A.), 2.51%, due 5/1/08	5,435	µ
		9,835
Wisconsin (4.7%)
5,250	Holmen Sch. Dist. BANS, Ser. 2008, 3.00%, due 2/1/09	5,293
1,800	Superior IDR (Amsoil, Inc. Proj.), Ser. 2007, (LOC: Wells Fargo Bank & Trust Co.), 2.53%, due 5/1/08	1,800	µß
6,000	Whitehall IDR (Whitehall Specialties), Ser. 2007, (LOC: JP Morgan Chase), 2.90%, due 5/1/08	6,000	µß
6,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Aurora Hlth. Care), Ser. 2006 C, (LOC: Marshall & Ilsley), 2.60%, due 5/1/08	6,000	µß
3,895	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (St. Joseph's Comm. Hosp. Proj.), Ser. 2005, (LOC: Marshall & Ilsley), 2.49%, due 5/1/08	3,895	µß
18,700	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. Custodial Receipts (Whefa Beloit), Ser. 2008, (XLCA Insured), 2.65%, due 5/1/08	18,700	µd
		41,688
Total Municipal Notes		876,041

See Notes to Schedule of Investments 41

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Asset-Backed Securities (1.1%)
$ 9,868	FHLMC Multi-Family Certs., Ser. M010, Class A, 2.81%, due 5/15/08	$9,868	µ
	Total Investments (98.9%)	885,909
	Cash, receivables and other assets, less liabilities (1.1%)	10,188
	Total Net Assets (100.0%)	$896,097

See Notes to Schedule of Investments 42

Schedule of Investments Lehman Brothers Municipal Securities Trust

(Unaudited)

PRINCIPAL AMOUNT	SECURITY@@	VALUE†
(000's omitted)		(000's omitted)
Alaska (2.8%)
$ 795	Alaska St. Int'l Arpts. Ref. Rev., Ser. 2006 A, (MBIA Insured), 5.00%, due 10/1/17	$809
California (9.1%)
500	California St. Econ. Rec. G.O., Ser. 2004 A, (MBIA Insured), 5.25%, due 7/1/13	550
1,000	California St. Pub. Works Board Lease Rev. Dept. of Mental Hlth. (Coalinga St. Hosp.), Ser. 2004 A, 5.50%, due 6/1/21	1,065
1,000	Sacramento Muni. Util. Dist. Fin. Au. Rev. (Cosumnes Proj.), Ser. 2006, (MBIA Insured), 5.00%, due 7/1/20	1,005
		2,620
Colorado (3.8%)
1,000	Larimer Co. Sales & Use Tax Rev., Ser. 2000, (AMBAC Insured), 5.75%, due 12/15/15 Pre-Refunded 12/15/10	1,084
Georgia (3.7%)
1,000	George L. Smith II World Congress Ctr. Au. Rev. (Domed Stadium Proj.), Ser. 2000, (MBIA Insured), 5.75%, due 7/1/15	1,052
Illinois (12.8%)
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005 B, (MBIA Insured), 5.25%, due 1/1/17	1,087
600	Illinois Fin. Au. Rev. (Univ. of Chicago), Ser. 2007, 5.00%, due 7/1/22	631	ß
1,000	Lake Co. Sch. Dist. Number 109 Deerfield Ref. G.O., Ser. 1999 C, 5.00%, due 12/15/14	1,096
800	Will & Kendall Cos. Plainfield Comm. Cons. Sch. Dist. Number 202 Sch. Bldg. G.O., Ser. 2001, (FSA Insured), 5.38%, due 1/1/13 Pre-Refunded 1/1/12	867
		3,681
Indiana (3.5%)
1,000	Indiana St. Office Bldg. Commission Fac. Ref. Rev., Ser. 1998 A, 5.13%, due 7/1/14	1,013
Kentucky (2.9%)
830	Breckinridge Co. Lease Prog. Rev. (Kentucky Assoc. Cos. Leasing Trust), Ser. 2002 A, (LOC: U.S. Bank), 2.65%, due 5/1/08	830	µ
Louisiana (3.6%)
1,000	Louisiana St. Citizens Prop. Insurance Corp. Assessment Rev., Ser. 2006 B, (AMBAC Insured), 5.00%, due 6/1/18	1,036
Massachusetts (1.9%)
500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College of Music), Ser. 2007 A, 5.00%, due 10/1/15	539	ß
Michigan (6.4%)
750	Detroit Wayne Co. Sch. Dist. Sch. Bldg. & Site Imp. Ref. G.O., Ser. 1998 C, (FGIC Insured), 5.25%, due 5/1/13	814
1,000	Kent Hosp. Fin. Au. Rev., Ref. (Spectrum Hlth. Sys.), Ser. 2008 A, 5.00%, due 1/15/47 Putable 1/15/12	1,028	µß
		1,842
Mississippi (1.8%)
500	Mississippi Dev. Bank Spec. Oblig. (Wilkinson Co. Correctional), Ser. 2008 D, 5.00%, due 8/1/15	528

See Notes to Schedule of Investments 43

PRINCIPAL AMOUNT	SECURITY@@	VALUE†
(000's omitted)		(000's omitted)
Missouri (6.4%)
$ 500	Curators Univ. Sys. Fac. Rev., Ser. 2003 A, 5.00%, due 11/1/31 Pre-Refunded 11/3/13	$547
200	Missouri Dev. Fin. Board Cultural Fac. Rev. (Nelson Gallery Funding), Ser. 2001 B, (MBIA Insured), 2.70%, due 5/1/08	200	µßs
1,000	Springfield Sch. Dist. Number R-12, Ref. G.O., Ser. 2002 A, (FSA Insured), 5.50%, due 3/1/13	1,106
		1,853
New Jersey (7.5%)
1,000	New Jersey Econ. Dev. Au. St. Lease Rev. (Liberty St. Park Proj.), Ser. 2005 B, (MBIA Insured), 5.00%, due 3/1/17	1,069
1,000	New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006 A, 5.25%, due 12/15/19	1,093
		2,162
New York (9.3%)
800	Battery Park City Au. Sr. Rev., Ser. 2003 A, 5.25%, due 11/1/22	856
500	Buffalo & Ft. Erie Pub. Bridge Au. Toll Bridge Sys. Ref. Rev., Ser. 2005, (LOC: Bank of Nova Scotia), 4.00%, due 1/1/25 Putable 7/1/10	514	µ
250	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc., L.P. Proj.), Ser. 2005, 5.50%, due 1/1/16	265	ß
500	New York St. Env. Fac. Corp. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2004 A, 4.45%, due 7/1/17 Putable 7/1/09	499	µß
500	New York Urban Dev. Corp. Ref. Rev. (Correctional Facs.), Ser. 1994 A, (FSA Insured), 5.50%, due 1/1/14	541
		2,675
North Carolina (1.1%)
295	Western Carolina Univ. Research & Dev. Corp. Cert. Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, 5.25%, due 6/1/20	323	ß
Puerto Rico (0.7%)
200	Puerto Rico Commonwealth Hwy. and Trans. Au. Trans. Rev., Ser. 2008-2390 (AMBAC Insured), 2.49%, due 5/1/08	200	µßy
Tennessee (3.5%)
1,000	Tennessee Energy Acquisition Corp. Gas Rev., Ser. 2006 A, 5.25%, due 9/1/17	1,012
Texas (16.9%)
1,000	Brazosport Independent Sch. Dist. Ref. G.O., Ser. 2005, (PSF Insured), 5.00%, due 2/15/15	1,081
750	Fort Bend Independent Sch. Dist. Ref. G.O. (Sch. Bldg.), Ser. 2008, (PSF Insured), 5.00%, due 8/15/21	801
1,000	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (FGIC Insured), 5.63%, due 8/15/15	1,054
1,045	San Antonio Passenger Fac. Charge & Sub. Lien Arpt. Sys. Imp. Rev., Ser. 2005, (FSA Insured), 5.25%, due 7/1/12	1,090
1,000	Texas Muni. Gas Acquisition & Supply Corp. I Gas Supply Rev., Ser. 2006 B, 2.43%, due 6/15/08	827	µ
		4,853
Wisconsin (3.8%)
1,000	Wisconsin St. G.O., Ser. 2002 C, (MBIA Insured), 5.25%, due 5/1/14 Pre-Refunded 5/1/12	1,087
	Total Investments (101.5%) (Cost $29,128)	29,199	##
	Liabilities, less cash, receivables and other assets [(1.5%)]	(430)
	Total Net Assets (100.0%)	$28,769

See Notes to Schedule of Investments 44

Schedule of Investments Lehman Brothers New York Municipal Money Fund

(Unaudited)

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
New York (91.6%)
$ 9,240	ABN Amro Munitops Cert. Trust, Ser. 2002-14, (AMBAC Insured), 2.51%, due 5/1/08	$9,240	µc
5,145	ABN Amro Munitops Cert. Trust, Ser. 2002-31, (MBIA Insured), 2.51%, due 5/1/08	5,145	µc
1,650	ABN Amro Munitops Cert. Trust, Ser. 2006-32, (MBIA Insured), 2.51%, due 5/1/08	1,650	ñµc
8,870	ABN Amro Munitops Cert. Trust, Ser. 2006-87, (FSA Insured), 2.47%, due 5/1/08	8,870	ñµc
6,710	ABN Amro Munitops Cert. Trust, Ser. 2006-28, (LOC: Bank of America), 2.43%, due 5/1/08	6,710	ñµ
4,520	Albany IDA Civic Fac. Rev. (Albany Med. Ctr. Proj.), Ser. 2006 A, (LOC: Citizens Bank), 2.39%, due 5/1/08	4,520	µß
5,225	Albany IDA Civic Fac. Rev. (Research Foundation of the St. Univ. of New York Proj.), Ser. 2002 A, 2.50%, due 5/1/08	5,225	µß
8,870	Amherst IDA Civic Fac. Rev. (Multi-Mode-Daemen College Proj.), Ser. 2006 B, (Radian Insured), 2.51%, due 5/1/08	8,870	µßii
975	Auburn Ind. Dev. Au. IDR (Goulds Pumps, Inc. Proj.), Ser. 1989, (LOC: Deutsche Bank), 3.60%, due 5/7/08	975	µ
4,590	Austin Trust Var. St., Ser. 2008-1066, (LOC: Bank of America), 2.47%, due 5/1/08	4,590	µ
3,970	Austin Trust Var. St., Ser. 2008-1067, (LOC: Bank of America), 2.47%, due 5/1/08	3,970	µ
9,875	Austin Trust Var. St., Ser. 2007-1017, (LOC: Bank of America), 2.47%, due 5/1/08	9,875	µ
10,840	BB&T Muni. Trust Var. St. (Floaters), Ser. 2007-2052, (MBIA Insured), 2.45%, due 5/1/08	10,840	µg
7,935	BB&T Muni. Trust Var. St. (Floaters), Ser. 2007-2025, (LOC: Branch Banking & Trust Co.), 2.44%, due 5/1/08	7,935	µ
4,000	Board Cooperative Ed. Svc. Sole Supervisory Dist. RANS, Ser. 2007, 3.85%, due 6/20/08	4,000
9,500	Board Cooperative Ed. Svc. Sole Supervisory Dist. RANS, Ser. 2007 A, 3.85%, due 6/19/08	9,501
2,690	Broome Co. IDA IDR (Parlor City Paper Box Proj.), Ser. 2006, (LOC: NBT Bank N.A.), 2.51%, due 5/1/08	2,690	µßd
2,870	Clinton Co. IDA Civic Fac. Rev. (Champlain Valley Hosp. Proj.), Ser. 2006 A, (LOC: KeyBank), 2.35%, due 5/1/08	2,870	µß
935	Deutsche Bank Spears/Lifers Trust Var. St. (New York St. Dorm.), Ser. 2008-542, (AMBAC Insured), 2.43%, due 5/1/08	935	µo
4,000	DFA Muni. Trust Var. St. (New York City Trans. Fin. Au.), Ser. 2007-3000, (LOC: Depfa Bank PLC), 2.48%, due 5/1/08	4,000	µ
4,700	Dunkirk G.O. BANS, Ser. 2007, 3.82%, due 9/11/08	4,701
3,630	Dutchess Co. IDA Civic Fac. Rev. (Lutheran Ctr.), Ser. 2005, (LOC: KeyBank), 2.45%, due 5/1/08	3,630	µß
2,500	Eclipse Funding Trust (Solar Eclipse-Metro. Trans. Au.), Ser. 2006-0028, (AMBAC Insured), 2.44%, due 5/1/08	2,500	ñµhh
10,465	Eclipse Funding Trust (Solar Eclipse-New York St. Dorm Au. Rev.), Ser. 2006-0148, (MBIA Insured), 3.63%, due 5/1/08	10,465	µhh
1,000	Eclipse Funding Trust Var. St. (Solar Eclipse-New York City Muni. Wtr.), Ser. 2006-0112, (FSA Insured), 2.44%, due 5/1/08	1,000	ñµhh
4,181	Geneva G.O. BANS, Ser. 2007 B, 3.85%, due 5/22/08	4,181
6,000	Geneva IDA Civic Fac. Rev. (College Seneca Proj.), Ser. 2007, (MBIA Insured), 3.50%, due 5/1/08	6,000	µßs
4,510	Haverstraw Stony Point Central Sch. Dist. G.O. (Merlots), Ser. 2007 D, (FSA Insured), 2.82%, due 5/7/08	4,510	µii
12,345	Hempstead IDA IDR (Floater), Ser. 2007-92G, (LOC: Goldman Sachs), 2.45%, due 5/1/08	12,345	µ
8,850	Hempstead Town IDA Multi-Family Rev., Ser. 2007-300, (LOC: Bank of America), 2.45%, due 5/1/08	8,850	µ
985	Herkimer Co. IDA Civic Fac. Rev. (Templeton Foundation Proj.), Ser. 2000, (LOC: KeyBank), 2.49%, due 5/1/08	985	µß
6,500	Jamestown City Sch. Dist. G.O. BANS, Ser. 2007, 3.75%, due 5/22/08	6,500
1,440	Liberty Dev. Corp. Rev., Ser. 2006-585, (LOC: Citibank, N.A.), 2.42%, due 5/1/08	1,440	µ
200	Long Island Pwr. Au. Elec. Sys. Rev., Ser. 1998-1A, (LOC: Bayerische Landesbank), 2.70%, due 5/7/08	200	µv
2,500	Long Island Pwr. Au. Elec. Sys. Rev., Ser. 2006-715, (MBIA Insured), 2.80%, due 5/1/08	2,500	µk
1,800	Long Island Pwr. Au. Elec. Sys. Rev. (Floaters), Ser. 2007-1647, (MBIA Insured), 2.56%, due 5/1/08	1,800	µy
7,000	Metro. Trans. Au. Dedicated Tax Fund, Ser. 2006-0147 A, (MBIA Insured), 2.70%, due 5/1/08	7,000	µk
2,155	Metro. Trans. Au. Rev., Ser. 2006-557, (FGIC Insured), 2.47%, due 5/1/08	2,155	µl
22,600	Metro. Trans. Au. Transit Fac. Rev. (Merlots), Ser. 2000 F, (FGIC Insured), 2.72%, due 5/7/08	22,600
2,315	Nassau Co. IDA Civic Fac. Rev. (North Shore Hebrew Academy Proj.), Ser. 2005, (LOC: Sovereign Bank), 2.46%, due 5/1/08	2,315	µßm
12,550	Nassau Co. IDA Continuing Care Retirement (Amsterdam at Harborside), Ser. 2007 C, (LOC: LaSalle National Bank), 2.53%, due 5/7/08	12,550	µß
18,000	Nassau Co. IDA Rev. (Floater), Ser. 2007 75G, (LOC: Goldman Sachs), 2.46%, due 5/1/08	18,000	µ
1,750	Nassau Co. Interim Fin. Au. Sales Tax Secured, Ser. 2002 A, (FSA Insured), 2.45%, due 5/7/08	1,750	µp
395	Nassau Co. Interim Fin. Au. Sales Tax Secured, Ser. 2002 B, (FSA Insured), 2.60%, due 5/7/08	395	µi

See Notes to Schedule of Investments 45

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$ 4,000	New Rochelle Muni. Hsg. Au. Rev. (Section 8 Assist.), Ser. 1998 A, 5.55%, due 12/1/14 Pre-Refunded 12/1/08	$4,225
500	New York City Hsg. Dev. Corp. Multi-Family Mtge. Rev. (The Crest), Ser. 2005 A, (LOC: Landesbank Hessen-Thueringen Girozentrale), 2.50%, due 5/7/08	500	µß
5,300	New York City Hsg. Dev. Corp. Multi-Family Rental Hsg. Rev. (Atlantic Court Apt.), Ser. 2005 A, (LOC: Freddie Mac), 2.52%, due 5/7/08	5,300	µß
13,275	New York City Hsg. Dev. Corp. Multi-Family Rental Hsg. Rev. (Progress of Peoples Dev.), Ser. 2005 A, (LOC: Fannie Mae), 2.70%, due 5/7/08	13,275	µ
2,480	New York City IDA Civic Fac. Rev. (American Society Technion Proj.), Ser. 2003, (LOC: Allied Irish Bank), 2.46%, due 5/7/08	2,480	µß
16,000	New York City IDA Civic Fac. Rev. (Congregational Darchei Torah), Ser. 2008, (LOC: KeyBank), 2.53%, due 5/1/08	16,000	µ
6,920	New York City IDA Spec. Fac. Rev. (Korean Air Lines Co.), Ser. 1997 A, (LOC: HSBC Bank N.A.), 2.56%, due 5/7/08	6,920	µß
3,900	New York City Muni. Wtr. Fin. Au. Rev., Ser. 2001, (LOC: Merrill Lynch Capital Markets), 2.44%, due 5/1/08	3,900	µ
5,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2006-564, (LOC: Citibank, N.A.), 2.42%, due 5/1/08	5,000	µ
8,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2007 A, (LOC: Citibank, N.A.), 2.42%, due 5/1/08	8,000	µ
150	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Putters), Ser. 2004-624, (AMBAC Insured), 2.68%, due 5/1/08	150	µs
150	New York City Transitional Fin. Au. Rev., Ser. 2007-1908, (LOC: JP Morgan Chase), 2.51%, due 5/1/08	150	µ
2,495	New York City Transitional Fin. Au. Rev. (Putters), Ser. 2004-468, (MBIA Insured), 2.58%, due 5/1/08	2,495	ñµs
10,710	New York City Transitional Fin. Au. Rev. (Putters), Ser. 2007-1924, (LOC: JP Morgan Chase), 2.51%, due 5/1/08	10,710	µ
1,300	New York City Trust for Cultural Res. Rev., Ser. 2000 SGA91, (AMBAC Insured), 3.00%, due 5/1/08	1,300	µcc
7,000	New York G.O., Ser. 1994 B2, (MBIA Insured), 2.60%, due 5/1/08	7,000	µb
5,400	New York G.O., Ser. 1994 H-6, (MBIA Insured), 3.50%, due 5/7/08	5,400	µp
2,690	New York G.O., Ser. 2004 H-7, (LOC: KBC Bank), 2.35%, due 5/1/08	2,690	µ
9,610	New York G.O., Ser. 2008-11307, (LOC: Citibank, N.A.), 2.42%, due 5/1/08	9,610	µ
4,410	New York G.O., Ser 2007-11299, (LOC: Citibank, N.A.), 2.42%, due 5/1/08	4,410	µ
4,990	New York G.O. (Putters), Ser. 2007-2207, (LOC: JP Morgan Chase), 2.51%, due 5/1/08	4,990	µ
6,000	New York St. Dorm Au. Rev. (Rockefeller Univ.), Ser. 2008 A, 2.20%, due 5/1/08	6,000	µß
17,750	New York St. Dorm. Au. Rev. (Merlots), Ser. 2000 G, (FGIC Insured), 4.22%, due 5/7/08	17,750	µii
5,895	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2006-3638, (AMBAC Insured), 2.47%, due 5/1/08	5,895	µp
5,825	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2006-3683, (AMBAC Insured), 2.45%, due 5/1/08	5,825	µp
400	New York St. Dorm. Au. Rev. Secondary Issues (Floater), Ser. 2005-1216, (LOC: Morgan Stanley), 2.41%, due 5/1/08	400	µ
12,090	New York St. Dorm. Au. Rev. Secondary Issues (Floaters), Ser. 2005-1143, (AMBAC Insured), 2.53%, due 5/1/08	12,090	µy
7,400	New York St. Dorm. Au. Rev. Secondary Issues (Floaters), Ser. 2007-1959, (AMBAC Insured), 2.91%, due 5/1/08	7,400	µy
36,490	New York St. Dorm. Au. Rev. Secondary Issues (Floaters), Ser. 2006-1370, (FHA Insured), 2.44%, due 5/1/08	36,490	µx
5,010	New York St. Dorm. Au. Rev. Secondary Issues (Floaters), Ser. 2006-1424, (LOC: Morgan Stanley), 2.41%, due 5/1/08	5,010	µ
1,975	New York St. Dorm. Au. Rev. Secondary Issues (Putters), Ser. 2005-1187, (FSA Insured), 2.51%, due 5/1/08	1,975	µs
10,680	New York St. Energy Research & Dev. Au. Elec. Fac. Rev. (Long Island Lighting Co.), Ser. 1997 A, (LOC: Royal Bank of Scotland), 2.75%, due 5/7/08	10,680	µß
300	New York St. Energy Research & Dev. Au. Fac. Rev. (Cons. Edison Co.), Ser. 2005 A-2, (LOC: Wachovia Bank & Trust Co.), 2.50%, due 5/7/08	300	µß
5,000	New York St. HFA Rev. (100 Maiden Lane), Ser. 2004 A, (LOC: Fannie Mae), 2.50%, due 5/7/08	5,000	µß
10,000	New York St. HFA Rev. (125 West 31st St. Hsg.), Ser. 2005 A, (LOC: Fannie Mae), 2.70%, due 5/7/08	10,000	µß
6,000	New York St. HFA Rev. (316 Eleventh Ave Hsg.), Ser. 2007 A, (LOC: Fannie Mae), 2.70%, due 5/7/08	6,000	µß
5,600	New York St. HFA Rev. (360 West 43rd), Ser. 2002 A, (LOC: Fannie Mae), 2.70%, due 5/7/08	5,600	µß
1,725	New York St. HFA Rev. (Admiral Halsey Sr. Apt.), Ser. 2007 A, (LOC: Citibank, N.A.), 2.70%, due 5/7/08	1,725	µß
8,700	New York St. HFA Rev. (Biltmore Tower Hsg.), Ser. 2002 A, (LOC: Fannie Mae), 2.80%, due 5/7/08	8,700	µß
7,000	New York St. HFA Rev. (Capitol Green Apts.), Ser. 2006 A, (LOC: Fannie Mae), 2.62%, due 5/7/08	7,000	µ
3,000	New York St. HFA Rev. (Clinton Green South Hsg.), Ser. 2006 A, (LOC: Bank of America), 2.75%, due 5/7/08	3,000	µß
12,000	New York St. HFA Rev. (Ocean Park Apt. Hsg.), Ser. 2005 A, (LOC: Fannie Mae), 2.70%, due 5/7/08	12,000	µß
5,000	New York St. HFA Rev. (Theater Row), Ser. 2000 A, (LOC: Freddie Mac), 2.70%, due 5/7/08	5,000	µ

See Notes to Schedule of Investments 46

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$ 7,000	New York St. HFA Rev. (Third Avenue Apts. Hsg.), Ser. 2006 A, (LOC: Bank of America), 2.65%, due 5/7/08	$7,000	µß
4,000	New York St. HFA Rev. (Victory Hsg.), Ser. 2001 A, (LOC: Freddie Mac), 2.70%, due 5/7/08	4,000	µß
5,700	New York St. HFA Rev. (Worth St.), Ser. 2002 A, (LOC: Fannie Mae), 2.70%, due 5/7/08	5,700	µß
475	New York St. HFA Svc. Contract Rev. Ref., Ser. 2003 B, (LOC: BNP Paribas), 2.60%, due 5/7/08	475	µ
1,000	New York St. Mtge. Agcy. Rev. (AMT Homeowner Mtge.), Ser. 2005-129, (LOC: Dexia Credit Locale de France), 2.55%, due 5/7/08	1,000	µ
1,810	New York St. Mtge. Agcy. Rev. (Putters), Ser. 2005-1211, (LOC: JP Morgan Chase), 2.61%, due 5/1/08	1,810	µ
4,615	New York St. Pwr. Au. Rev. & Gen. Purp., Ser. 1985, (LOC: Bank of Nova Scotia), 2.10%, due 9/1/08	4,615	µ
1,200	New York St. Thruway Au. Gen. Rev., Ser. 2005-4076, (FSA Insured), 2.47%, due 5/1/08	1,200	µl
5,526	New York St. Thruway Au. Gen. Rev. (Floaters), Ser. 2006-1427, (FSA Insured), 2.46%, due 5/1/08	5,526	µy
6,480	New York St. Thruway Au. Gen. Rev. (Putters), Ser. 2005-1102, (FSA Insured), 2.51%, due 5/1/08	6,480	µs
2,000	New York St. Thruway Au. Hwy. & Bridge Trust Fund Rev., Ser. 2005-199, (AMBAC Insured), 2.43%, due 5/1/08	2,000	µee
5,770	New York St. Urban Dev. Corp. Correctional & Youth Fac. Svc. Contract Rev., Ser. 2003 A, 5.25%, due 1/1/21 Putable 1/1/09	5,894
1,500	New York St. Urban Dev. Corp. Correctional & Youth Fac. Svc. Contract Rev., Ser. 2003 A, 5.00%, due 1/1/27 Putable 1/1/09	1,530
12,860	New York St. Urban Dev. Corp. Correctional & Youth Fac. Svc. Contract Rev. (Putters), Ser. 2002-313, (LOC: JP Morgan Chase), 2.43%, due 5/1/08	12,860	µ
7,740	New York St. Urban Dev. Corp. Rev., Ser. 2003-163, (FGIC Insured), 2.43%, due 5/1/08	7,740	µcc
8,100	New York St. Urban Dev. Corp. Rev. (Correctional Fac.), Ser. 1998 B, 5.00%, due 1/1/25 Pre-Refunded 1/1/09	8,360
2,465	Niskayuna Central Sch. Dist. G.O., Ser. 2008, 3.13%, due 4/15/09	2,493
1,725	North Amityville Fire Co., Inc. Fire Dept. Rev., Ser. 2003, (LOC: Citibank, N.A.), 2.60%, due 5/1/08	1,725	µ
1,500	Oneida Co. IDA Civic Fac. Rev. (Mohawk Valley St. Luke's), Ser. 2006 E, (LOC: Bank of America), 2.38%, due 5/1/08	1,500	µß
3,180	Onondaga Co. IDA Arpt. Fac. Rev., Ser. 2000 A, (LOC: Fleet National Bank), 2.85%, due 5/7/08	3,180	µß
3,825	Onondaga Co. IDA Civic Fac. Rev. (Comm. College Hsg. Dev.), Ser. 2005 A, (LOC: Citizens Bank), 2.39%, due 5/1/08	3,825	µ
6,400	Ontario Co. IDA. Civic Fac. Rev. (F. F. Thompson Hosp.), Ser. 2003 B, (LOC: KeyBank), 2.73%, due 5/7/08	6,400	µß
2,865	Orange Co. IDA Civic Fac. Rev. (St. Luke's Cornwall Hosp. Proj.), Ser. 2006, (LOC: KeyBank), 2.45%, due 5/1/08	2,865	µß
6,000	Port Au. New York & New Jersey Spec. Oblig. Rev. (Versatile Structure Oblig.), Ser. 1995-3, (LOC: JP Morgan Chase), 2.55%, due 5/1/08	6,000	µ
5,745	Puttable Floating Option Tax Exempt Receipts (New York St. Dorm), Ser. 2007-4097, (AMBAC Insured), 2.45%, due 5/1/08	5,745	µp
4,345	Puttable Floating Option Tax Exempt Receipts (New York St. Dorm), Ser. 2007-4390, (LOC: Merrill Lynch Capital Markets), 2.45%, due 5/1/08	4,345	µ
3,000	Rensselaer Co. IDA Civic Fac. Rev. (RC Hsg. I LLC Proj.), Ser. 2008 A, (LOC: Citizens Bank), 2.43%, due 5/1/08	3,000	µß
2,135	Riverhead IDA Civic Fac. Rev. (Central Suffolk Hosp. Proj.), Ser. 2006 C, (LOC: HSBC Bank N.A.), 2.38%, due 5/1/08	2,135	µß
3,800	Rockland Co. IDA Civic Fac. Rev. (Dominican College Proj.), Ser.1998, 6.25%, due 5/1/28 Pre-Refunded 5/1/08	3,912	ß
1,185	Schenectady IDA IDR (Fortitech Holding Corp. Proj.), Ser. 1995 A, (LOC: Bank of America), 2.55%, due 5/1/08	1,185	µß
5,371	Spencerport G.O. BANS, Ser. 2007 A, 3.75%, due 9/4/08	5,371
3,010	Suffolk Co. IDA IDR (JBC Realty LLC), Ser. 1998, (LOC: Chase Manhattan Bank), 2.85%, due 5/7/08	3,010	µß
1,221	Syracuse G.O. BANS, Ser. 2007, 3.80%, due 10/25/08	1,222
16,600	Syracuse G.O. RANS, Ser. 2007 A, 4.50%, due 6/30/08	16,620
1,970	Triborough Bridge & Tunnel Au. Rev. (Putters), Ser. 2002-304, (MBIA Insured), 2.58%, due 5/1/08	1,970	µs
2,200	UBS Muni. CRVS (Floaters), Ser. 2007-1037, (LOC: Bank of New York), 2.46%, due 5/1/08	2,200	µ
1,205	Ulster Co. IDA IDR (Northeast Panel & Truss), Ser. 2001 A, (LOC: TD Banknorth N.A.), 2.55%, due 5/1/08	1,205	µßa
2,100	Utica IDA Civic Fac. Rev. (Utica College Proj.), Ser. 2005 A, (LOC: Citizens Bank), 2.48%, due 5/1/08	2,100	µß
11,435	Warren & Washington Cos. IDA Civic Fac. Rev. (Glen at Hiland Meadows Proj.), Ser. 2000, (LOC: Sovereign Bank), 2.49%, due 5/7/08	11,435	µßbb
6,400	Watervliet Hsg. Au. Sr. Residential Hsg. Rev. (Beltrone Living Ctr. Proj.), Ser. 1998 A, 6.13%, due 6/1/38 Pre-Refunded 6/1/08	6,664	ß
6,000	Westchester Co. IDA Continuing Care Retirement Comm. Rev. (Kendal Hudson Prop.), Ser. 2007, (LOC: Sovereign Bank), 2.42%, due 5/1/08	6,000	µßz
15,000	Westchester Co. IDA Rev. (Floater), Ser. 2007-103G, (LOC: Goldman Sachs), 2.46%, due 5/1/08	15,000	µ
		736,425

See Notes to Schedule of Investments 47

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Puerto Rico (7.4%)
$ 6,565	Deutsche Bank Spears/Lifers Trust Var. St., Ser. 2007, (MBIA Insured), 2.45%, due 5/1/08	$6,565	µo
300	Puerto Rico Commonwealth Hwy. & Trans. Au. Hwy. Rev. (Floaters), Ser. 2008-019, (FSA Insured), 2.48%, due 5/1/08	300	µp
3,730	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Floater), Ser. 2008-2389, (AMBAC Insured), 2.49%, due 5/1/08	3,730	µy
2,265	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Floater), Ser. 2008-2390, (AMBAC Insured), 2.49%, due 5/1/08	2,265	µy
1,065	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Floater), Ser. 2008-2393, (AMBAC Insured), 2.49%, due 5/1/08	1,065	µy
4,000	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Floaters), Ser. 2008-2392, (AMBAC Insured), 2.49%, due 5/1/08	4,000	µy
6,925	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Floaters), Ser. 2008-2394, (AMBAC Insured), 2.49%, due 5/1/08	6,925	µy
7,015	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Putters), Ser. 2002-246, (FSA Insured), 2.63%, due 5/1/08	7,015	ñµs
495	Puerto Rico Elec. Pwr. Au. Pwr. Rev. (Putters), Ser. 2007-1830, (FSA Insured), 2.63%, due 5/1/08	495	µs
5,115	Puerto Rico Pub. Fin. Corp. (Floaters), Ser. 1999-502, (AMBAC Insured), 2.45%, due 5/1/08	5,115	µx
6,665	Puerto Rico Pub. Fin. Corp. (Floaters), Ser. 1999-579, (AMBAC Insured), 2.45%, due 5/1/08	6,665	µx
300	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev. (Floater), Ser. 2007-1990, (LOC: Morgan Stanley), 2.49%, due 5/1/08	300	µ
5,500	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev. (Floater), Ser. 2007-1984, (LOC: Morgan Stanley), 2.49%, due 5/1/08	5,500	µ
9,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev. (Floater), Ser. 2007-2019, (LOC: Morgan Stanley), 2.49%, due 5/1/08	9,000	µ
		58,940
	Total Investments (99.0%)	795,365
	Cash, receivables and other assets, less liabilities (1.0%)	8,310
	Total Net Assets (100.0%)	$803,675

See Notes to Schedule of Investments 48

Schedule of Investments Lehman Brothers Short Duration Bond Fund

(Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (4.8%)
$ 1,000	U.S. Treasury Notes, 4.50%, due 11/15/10	$1,054
3,250	U.S. Treasury Notes, 4.75%, due 3/31/11	3,459
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $4,538)	4,513
Mortgage-Backed Securities (63.4%)
Adjustable Alt-A Jumbo Balance (1.9%)
2,167	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1, 5.94%, due 5/1/08	1,809	µØØ
Adjustable Alt-A Mixed Balance (10.3%)
1,173	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.60%, due 5/1/08	964	µ
3,357	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.47%, due 5/1/08	2,619	µØØ
2,020	First Horizon Alternative Mortgage Securities Trust, Ser. 2006-AA7, Class A1, 6.54%, due 5/1/08	1,564	µ
3,714	Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2, 6.57%, due 5/1/08	2,700	µ
2,162	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.60%, due 5/1/08	1,792	µ
		9,639
Adjustable Alt-B Mixed Balance (1.2%)
1,400	Lehman XS Trust Floating Rate, Ser. 2005-1, Class 2A1, 4.66%, due 5/27/08	1,067	µ
Adjustable Conforming Balance (4.1%)
2,229	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.37%, due 5/1/08	2,123	µ
2,037	IndyMac INDX Mortgage Loan Trust, Ser. 2005-AR23, Class 2A1, 5.52%, due 5/1/08	1,682	µ
		3,805
Adjustable Jumbo Balance (7.2%)
952	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.35%, due 5/1/08	851	µ
2,023	Banc of America Funding Corp., Ser. 2006-H, Class 2A3, 6.70%, due 5/1/08	1,985	µ
3,080	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.36%, due 5/1/08	2,457	µØØ
1,500	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 4.99%, due 10/25/35	1,398
		6,691
Adjustable Mixed Balance (12.7%)
2,108	Banc of America Funding Corp., Ser. 2005-H, Class 7A1, 5.62%, due 5/1/08	1,767	µ
1,079	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 5.46%, due 5/1/08	1,102	µ
2,050	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 4.68%, due 5/1/08	1,979	µØØ
2,410	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.44%, due 5/1/08	2,306	µ
2,225	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.59%, due 5/1/08	2,167	µ
337	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 4.24%, due 5/19/08	318	µ
2,250	WaMu Mortgage Pass-Through Certificates, Ser. 2004-AR9, Class A7, 4.14%, due 8/25/34	2,226
		11,865
Commercial Mortgage-Backed (17.2%)
1,956	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C6, Class A1, 4.94%, due 12/15/40	1,959	ØØ
1,504	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	1,509
1,775	GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2, 4.85%, due 7/10/45	1,774
656	GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1, Class A1, 4.97%, due 11/10/45	655
2,855	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A1, 6.02%, due 5/1/08	2,887	µØØ
1,852	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A1, 4.28%, due 5/15/41	1,847	ØØ
2,782	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A1, 5.03%, due 12/15/44	2,789	ØØ
2,601	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/39	2,618
		16,038

See Notes to Schedule of Investments 49

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Mortgage-Backed Non-Agency (4.3%)
$ 1,137	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	$1,155	ñ
2,290	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	2,345	ñ
472	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	478	ñ
		3,978
Fannie Mae (1.3%)
1,169	Whole Loan, Ser. 2004-W8, Class PT, 10.30%, due 5/1/08	1,267	µØØ
Freddie Mac (3.1%)
14	ARM Certificates, 5.25%, due 5/1/08	14	µ
1,536	Pass-Through Certificates, 8.00%, due 11/1/26	1,666
1,098	Pass-Through Certificates, 8.50%, due 10/1/30	1,214
		2,894
Government National Mortgage Association (0.1%)
35	Pass-Through Certificates, 7.00%, due 4/15/11	37	ØØ
1	Pass-Through Certificates, 7.50%, due 10/15/09 – 8/15/10	1
21	Pass-Through Certificates, 12.00%, due 12/15/12 – 5/15/14	24
		62
	Total Mortgage-Backed Securities (Cost $64,755)	59,115
Corporate Debt Securities (18.0%)
Automobile Manufacturers (1.4%)
1,300	DaimlerChrysler N.A. Holdings Corp., Guaranteed Unsecured Notes, 4.05%, due 6/4/08	1,300	ØØ
Banks (1.1%)
1,000	Bank of America Corp., Subordinated Unsecured Notes, 7.80%, due 2/15/10	1,057
Diversified Financial Services (10.4%)
2,250	General Electric Capital Corp., Medium-Term Senior Unsecured Notes, Ser. A, 4.25%, due 9/13/10	2,268	ØØ
2,200	HSBC Finance Corp., Senior Unsecured Notes, 4.13%, due 12/15/08	2,195	ØØ
2,200	International Lease Finance Corp., Senior Unsecured Notes, 3.50%, due 4/1/09	2,159	ØØ
825	JP Morgan Chase & Co., Senior Unsecured Notes, 3.63%, due 5/1/08	825
1,250	MBNA Corp., Notes, 4.63%, due 9/15/08	1,254	ØØ
1,050	Morgan Stanley, Senior Unsecured Notes, 4.00%, due 1/15/10	1,039
		9,740
Media (5.1%)
1,250	British Sky Broadcasting Group PLC, Guaranteed Senior Unsecured Notes, 8.20%, due 7/15/09	1,292	ØØ
1,080	Comcast Cable Communications, Guaranteed Unsecured Unsubordinated Notes, 6.20%, due 11/15/08	1,088	ØØ
1,210	News America Holdings, Inc., Guaranteed Notes, 7.38%, due 10/17/08	1,222	ØØ
1,100	Time Warner Entertainment LP, Senior Unsecured Notes, 7.25%, due 9/1/08	1,108	ØØ
		4,710
	Total Corporate Debt Securities (Cost $16,736)	16,807
Asset-Backed Securities (12.9%)
1,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 3.03%, due 5/27/08	845	µ
400	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 3.05%, due 5/27/08	359	µ
400	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 3.05%, due 5/27/08	322	µ
183	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A1, 2.93%, due 5/27/08	182	µ
1,058	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 3.08%, due 5/27/08	995	µ
850	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 3.15%, due 5/27/08	567	µ
293	Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3, 3.34%, due 5/27/26	292

See Notes to Schedule of Investments 50

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 1,000	Chase Issuance Trust, Ser. 2005-A9, Class A9, 2.74%, due 5/15/08	$989	µ
789	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 3.08%, due 5/27/08	747	µ
463	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 3.08%, due 5/27/08	437	µ
821	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 3.08%, due 5/27/08	777	µ
1,558	Fieldstone Mortgage Investment Corp., Ser. 2006-2, Class 2A1, 2.98%, due 5/27/08	1,526	µ
605	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 2.98%, due 5/27/08	567	µ
413	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 3.13%, due 7/14/08	8	ñµ
593	Nomura Asset Acceptance Corp., Ser. 2005-S4, Class AIO, 20.00%, Interest Only Security, due 10/25/35	11
1,207	Nomura Asset Acceptance Corp., Ser. 2006-S2, Class AIO, 10.00%, Interest Only Security, due 4/25/36	35	ñ
905	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 3.13%, due 5/27/08	831	µ
350	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-WM4, Class A2C, 3.06%, due 5/27/08	211	µ
1,100	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 3.07%, due 5/27/08	1,001	µ
1,325	Structured Asset Investment Loan Trust, Ser. 2006-3, Class A4, 2.98%, due 5/27/08	1,268	µ
	Total Asset-Backed Securities (Cost $13,183)	11,970
Repurchase Agreements (1.5%)
1,395	Repurchase Agreement with Fixed Income Clearing Corp., 1.65%, due 5/1/08, dated 4/30/08, Maturity Value $1,395,064 Collateralized by $1,395,000 Federal Home Loan Bank, 3.63%, due 12/17/10 (Collateral Value $1,436,850) (Cost $1,395)	1,395	#
	Total Investments (100.6%) (Cost $100,607)	93,800	##
	Liabilities, less cash, receivables and other assets [(0.6%)]	(601)
	Total Net Assets (100.0%)	$93,199

See Notes to Schedule of Investments 51

Schedule of Investments Lehman Brothers Strategic Income Fund

(Unaudited)

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (0.5%)
$ 65	U.S. Treasury Notes, 4.50%, due 2/15/36 (Cost $65)	$65
U.S. Government Agency Securities (0.8%)
90	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36 (Cost $95)	98
Mortgage-Backed Securities (48.9%)
Fannie Mae (46.5%)
34	Pass-Through Certificates, 4.50%, due 8/1/18 & 10/1/18	33
1,725	Pass-Through Certificates, 5.00%, due 11/1/17 – 3/1/38	1,697	ØØ
2,200	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	2,161	Ø
1,427	Pass-Through Certificates, 5.50%, due 9/1/16 – 1/1/38	1,439
310	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	312	Ø
279	Pass-Through Certificates, 6.00%, due 3/1/18 – 4/1/37	285
58	Pass-Through Certificates, 6.50%, due 11/1/13 – 9/1/32	60
18	Pass-Through Certificates, 7.00%, due 7/1/17 & 7/1/29	19
3	Pass-Through Certificates, 7.50%, due 12/1/32	4
		6,010
Freddie Mac (2.3%)
16	Pass-Through Certificates, 4.50%, due 8/1/18	16
56	Pass-Through Certificates, 5.00%, due 5/1/18 & 8/1/33	55
91	Pass-Through Certificates, 5.50%, due 9/1/17 – 7/1/33	92
83	Pass-Through Certificates, 6.00%, due 4/1/17 – 12/1/33	85
37	Pass-Through Certificates, 6.50%, due 3/1/16 – 1/1/32	38	ØØ
5	Pass-Through Certificates, 7.00%, due 6/1/32	5
		291
Government National Mortgage Association (0.1%)
7	Pass-Through Certificates, 6.50%, due 7/15/32	7
6	Pass-Through Certificates, 7.00%, due 8/15/32	6
		13
	Total Mortgage-Backed Securities (Cost $6,268)	6,314
Corporate Debt Securities (43.2%)
Bank (4.0%)
85	Bank of America Corp., Senior Unsecured Notes, 5.65%, due 5/1/18	84
100	Bank of America Corp., Subordinated Notes, 5.25%, due 12/1/15	100	ØØ
20	Bank One Corp., Unsecured Subordinated Notes, 7.88%, due 8/1/10	21	ØØ
100	Household Finance Corp., Senior Unsecured Notes, 6.38%, due 10/15/11	104	ØØ
100	JP Morgan Chase & Co., Subordinated Notes, 4.88%, due 3/15/14	99	ØØ
45	Wachovia Corp., Medium-Term Notes, Ser. G, 5.50%, due 5/1/13	45
60	Wachovia Corp., Senior Unsecured Notes, Ser. G, 5.70%, due 8/1/13	60	ØØ
		513
Finance (7.9%)
120	American Express Co., Senior Unsecured Notes, 6.15%, due 8/28/17	121	ØØ
75	Associates Corp. NA, Senior Notes, 6.25%, due 11/1/08	75	ØØ
130	Citigroup, Inc., Senior Unsecured Notes, 4.13%, due 2/22/10	128	ØØ
100	General Electric Capital Corp., Senior Unsecured Notes, 5.88%, due 1/14/38	95	ØØ
95	General Electric Capital Corp., Senior Unsecured Notes, 5.63%, due 5/1/18	96	ØØ
120	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	118	ØØ

See Notes to Schedule of Investments 52

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 40	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 6.30%, due 3/15/18	$41	ØØ
85	Merrill Lynch & Co., Medium-Term Notes, 6.88%, due 4/25/18	86
110	Merrill Lynch & Co., Subordinated Notes, 6.11%, due 1/29/37	93	ØØ
60	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 6.63%, due 4/1/18	62
100	Pearson Dollar Finance Two PLC, Guaranteed Notes, 5.50%, due 5/6/13	101	ñØ
		1,016
Industrial (7.4%)
125	Canadian Natural Resources Ltd., Unsecured Notes, 5.70%, due 5/15/17	125	ØØ
130	Comcast Corp., Guaranteed Notes, 6.30%, due 11/15/17	135	ØØ
55	ConocoPhillips Corp., Senior Unsecured Notes, 8.75%, due 5/25/10	61	ØØ
70	DaimlerChrysler N.A. Holding Corp., Guaranteed Notes, 8.00%, due 6/15/10	75	ØØ
20	Dr. Pepper Snapple Group, Inc., Notes, 7.45%, due 5/1/38	21	ñ
15	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, 8.25%, due 1/15/13	15
40	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, 8.63%, due 1/15/15	40
20	Kraft Foods, Inc., Senior Unsecured Notes, 6.13%, due 2/1/18	20	ØØ
110	News America, Inc., Guaranteed Notes, 6.20%, due 12/15/34	107	ØØ
60	St. Jude Medical, Inc., Senior Unsecured Notes, 2.80%, due 12/15/35	60	ØØ
145	Wal-Mart Stores, Inc., Senior Unsecured Notes, 5.80%, due 2/15/18	154	ØØ
35	Weatherford Int'l Ltd., Guaranteed Notes, 6.00%, due 3/15/18	36	ØØ
100	XTO Energy, Inc., Senior Unsecured Notes, 6.75%, due 8/1/37	106	ØØ
		955
Special Purposes Entity (22.9%)
1,733	CDX High Yield, Secured Notes, Ser. 9-T1, 8.75%, due 12/29/12	1,694	ñ
1,300	CDX High Yield, Secured Notes, Ser. 10-T, 8.88%, due 6/29/13	1,273	ñ
		2,967
Telecommunications (0.6%)
45	AT&T Wireless Services, Inc., Senior Unsecured Notes, 8.75%, due 3/1/31	56	ØØ
25	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	20
		76
Utility - Electric (0.4%)
50	Exelon Generation Co., LLC, Senior Unsecured Notes, 6.20%, due 10/1/17	50	ØØ
	Total Corporate Debt Securities (Cost $5,552)	5,577
NUMBER OF SHARES
Short-Term Investments (25.3%)
3,259,284	Neuberger Berman Prime Money Fund Trust Class (Cost $3,259)	3,259	#@
	Total Investments (118.7%) (Cost $15,239)	15,313	##
	Liabilities, less cash, receivables and other assets [(18.7%)]	(2,413)
	Total Net Assets (100.0%)	$12,900

See Notes to Schedule of Investments 53

Schedule of Investments Neuberger Berman Cash Reserves

(Unaudited)

PRINCIPAL AMOUNT		VALUE††
(000's omitted)		(000's omitted)
Certificates of Deposit (2.4%)
$ 5,000	Deutsche Bank NY, Yankee CD, 3.05%, due 5/5/08	$5,000
5,000	HBOS Treasury Services NY, Yankee CD, 4.80%, due 7/30/08	5,005
	Total Certificates of Deposit	10,005
Commercial Paper (75.8%)
Asset Backed (39.0%)
10,000	Amstel Funding Corp., 2.85%, due 5/13/08	9,991	ñ
10,000	Amsterdam Funding Corp., 2.76%, due 5/15/08	9,989	ñ
10,600	Atlantic Asset Securitization Corp., 2.72%, due 5/12/08	10,591	ñ
10,000	Barton Capital Corp., 2.85%, due 5/9/08	9,994	ñ
10,000	Cancara Asset Securitization Ltd., 2.95%, due 5/21/08	9,984	ñ
10,000	Chariot Funding LLC, 2.70% & 3.05%, due 5/12/08	9,991	ñ
8,000	Charta LLC, 2.88% & 3.07%, due 5/12/08 & 5/22/08	7,989	ñ
2,000	Grampian Funding LLC, 2.92%, due 5/29/08	1,995	ñ
9,883	Jupiter Securitization Corp., 2.85%, due 5/8/08 & 5/20/08	9,874	ñ
6,400	Mont Blanc Capital Corp., 2.95%, due 5/23/08	6,389	ñ
7,500	Old Line Funding LLC, 2.90%, due 5/7/08	7,496	ñ
10,000	Park Avenue Receivables Co. LLC, 2.85%, due 5/19/08	9,986	ñ
10,747	Regency Markets No. 1 LLC, 2.82% – 2.90%, due 5/9/08 – 5/13/08	10,737	ñ
10,000	Scaldis Capital LLC, 2.82%, due 5/15/08	9,989	ñ
11,350	Sheffield Receivables Corp., 2.80% & 2.90%, due 5/9/08 & 5/14/08	11,342	ñ
10,000	Thames Asset Securitization LLC, 3.00%, due 5/15/08	9,988	ñ
5,500	Thunder Bay Funding, Inc., 2.88%, due 5/20/08	5,492	ñ
10,000	Tulip Funding Corp., 2.85%, due 5/30/08	9,977	ñ
		161,794
Banking/Domestic (6.7%)
11,275	Bank of America NA, 2.77% & 2.85%, due 7/1/08 & 8/25/08	11,177
2,000	Merrill Lynch & Co., 3.15%, due 10/10/08	1,972
8,000	Morgan Stanley, 2.97%, due 9/5/08	7,916
7,000	UBS Finance Inc., 3.07%, due 6/30/08	6,964
		28,029
Banking/Foreign (30.1%)
4,200	ABN AMRO NA Finance, Inc., 2.79%, due 9/8/08	4,158
10,000	Allied Irish Bank, 2.65%, due 8/25/08	9,915	ñ
5,000	Australia & New Zealand Banking Corp., 2.65%, due 8/13/08	4,962	ñ
5,000	Bank of Ireland, 2.93%, due 6/9/08	4,984
8,000	Barclays U.S. Funding Corp., 4.71%, due 5/20/08	7,980
10,000	BNP Paribas NY, 2.84%, due 8/15/08	9,916
10,000	Calyon NY, 2.81% & 4.65%, due 6/5/08 & 8/15/08	9,948
6,000	Dexia Delaware LLC, 2.70%, due 7/11/08	5,968
8,500	Fortis Banque, 4.50% & 4.74%, due 5/1/08	8,500
2,500	HSBC Finance Corp., 2.80%, due 6/6/08	2,493
10,500	ING Funding LLC, 2.56% – 3.75%, due 5/15/08 – 8/5/08	10,435
10,000	KBC Finance Products Ltd., 2.65%, due 8/13/08	9,923	ñ
4,000	Nationwide Building Society, 2.99%, due 6/3/08	3,989	ñ
10,000	Nordea NA, Inc., 2.85%, due 5/5/08	9,997
1,050	Royal Bank of Scotland, 2.60%, due 6/12/08	1,047
3,500	Societe Generale NA, 4.50%, due 6/2/08	3,486
500	UBS Finance, Inc., 3.00%, due 5/1/08	500
7,000	Unicredito Italiano PLC, 2.95% & 3.18%, due 5/15/08 & 6/25/08	6,985	ñ
10,000	Westpac Banking Corp., 2.64% & 4.58%, due 5/2/08 & 9/12/08	9,926	ñ
		125,112
	Total Commercial Paper	314,935

See Notes to Schedule of Investments 54

PRINCIPAL AMOUNT		VALUE††
(000's omitted)		(000's omitted)
Floating Rate Corporate Debt Securities (13.2%)µ
Asset-Backed Securities (0.7%)
$ 2,800	Dorada Finance, Inc., Floating Rate Medium-Term Notes, 2.51%, due 5/1/08	$2,800	ñ
Automotive/ Auto Manufacturing (0.2%)
1,000	BMW US Capital LLC, Guaranteed Floating Rate Notes, 2.74%, due 5/15/08	1,000	ñ
Banking/Domestic (1.2%)
5,000	Wachovia Bank NA, Senior Unsecured Floating Rate Bank Notes, 2.99%, due 7/25/08	5,000
Banking/Foreign (8.7%)
5,000	Australia & New Zealand Banking Corp., Floating Rate Bank Notes, 3.35%, due 6/2/08	5,000	ñ
5,000	Bank of Ireland, Unsecured Floating Rate Medium-Term Notes, 2.79%, due 5/19/08	5,000	ñ
5,000	La Caixa, Unsubordinated Floating Rate Notes, 2.92%, due 7/23/08	5,000	ñ
5,000	Natexis Banques Populaires, Floating Rate Bonds, 2.74%, due 5/15/08	5,000	ñ
5,000	Nationwide Building Society, Floating Rate Medium-Term Notes, 2.80%, due 5/7/08	5,000	ñ
5,000	Royal Bank of Canada, Floating Rate Medium-Term Notes, 2.71%, due 5/1/08	5,000	ñ
3,000	Schreiber Capital Co., Floating Rate Bonds, 3.00%, due 5/1/08	3,000
3,000	Unicredito Italiano PLC, Guaranteed Floating Rate Medium-Term Notes, 2.75%, due 5/9/08	3,000	ñ
		36,000
Financial Services (2.4%)
5,000	American Express Bank FSB, Senior Unsecured Floating Rate Bank Notes, 2.74%, due 5/19/08	5,000
5,000	Merrill Lynch & Co., Senior Unsecured Floating Rate Notes, 2.87%, due 5/19/08	5,000
		10,000
	Total Floating Rate Corporate Debt Securities	54,800
Repurchase Agreements (8.7%)
35,900	Bank of America Repurchase Agreement, 1.97%, due 5/1/08, dated 4/30/08, Maturity Value $35,901,965, Collateralized by $36,344,993, Fannie Mae, 5.50%, due 4/1/38 (Collateral Value $36,618,000)	35,900
	Total Investments (100.1%)	415,640
	Liabilities, less cash, receivables and other assets [(0.1%)]	(358)
	Total Net Assets (100.0%)	$415,282

See Notes to Schedule of Investments 55

Notes to Schedule of Investments (Unaudited)

†  Investments in debt securities by Lehman Brothers Core Bond Fund ("Core Bond"), Lehman Brothers High Income Bond Fund ("High Income"), Lehman Brothers Municipal Securities Trust ("Municipal Securities Trust"), Lehman Brothers Short Duration Bond Fund ("Short Duration"), and Lehman Brothers Strategic Income Fund ("Strategic Income") are valued daily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Funds seek to obtain quotations from principal market makers. Investments in equity securit ies by each Fund are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price where that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quot ations. For both debt and equity securities, if market quotations are not readily available, securities are valued by methods the Board of Trustees of Lehman Brothers Income Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Funds' foreign equity securities when changes in the value of a certain index suggest that the closing prices on t he foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earne d, approximates market value.

††  Investment securities of Lehman Brothers California Tax-Free Money Fund ("California Tax-Free Money"), Lehman Brothers Municipal Money Fund ("Municipal Money"), Lehman Brothers New York Municipal Money Fund ("New York Municipal Money"), and Neuberger Berman Cash Reserves ("Cash Reserves") are valued at amortized cost, which approximates U.S. federal income tax cost.

#  At cost, which approximates market value.

See Notes to Financial Statements 56

Notes to Schedule of Investments (Unaudited) (cont'd)

##   At April 30, 2008, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$132,340	$790	$4,505	$(3,715)
High Income	300,259	6,146	10,299	(4,153)
Municipal Securities Trust	29,128	468	397	71
Short Duration	100,869	270	7,339	(7,069)
Strategic Income	15,267	95	49	46

@@  Municipal securities held by California Tax-Free Money, Municipal Money and New York Municipal Money are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the fund's investment manager to be of comparable quality. Municipal securities held by Municipal Securities Trust are within the four highest rating categories assigned by a NRSRO or, where not rated, are determined by the fund's investment manager to be of comparable quality. Approximately 100%, 91%, 72% and 91% of the municipal securities held by California Tax-Free Money, Municipal Money, Municipal Securities Trust, and New York Municipal Money, respectively, have credit enhancement features backing them, which the funds may rely on, such as letters of credit, insurance, or guarantees. Wit hout these credit enhancement features the securities may or may not meet the quality standards of the fund. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the funds the right to sell back the issue on the date specified.

‡  Managed by an affiliate of Neuberger Berman Management Inc. ("Management") and could be deemed an affiliate of the fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At April 30, 2008, these securities amounted to approximately $1,200,000 or 4.1% of net assets for California Tax-Free Money, approximately $2,708,000 or 2.9% of net assets for Core Bond, approximately $60,824,000 or 20.2% of net assets for High Income, approximately $1,600,000 or 0.2% of net assets for Municipal Money, approximately $30,240,000 or 3.8% of net assets for New York Municipal Money, approximately $4,021,000 or 4.3% of net assets for Short Duration, approximately $3,089,000 or 23.9% of net assets for Strategic Income, and approximately $244,294,000 or 58.8% of net assets for Cash Reserves.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

ß  Security is guaranteed by the corporate or non-profit obligor.

Ø  All or a portion of this security was purchased on a when-issued basis. At April 30, 2008, these securities amounted to $36,813,000 for Core Bond, $3,319,000 for High Income, and $2,574,000 for Strategic Income, respectively.

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued purchase commitments, financial futures contracts and/or security lending.

See Notes to Financial Statements 57

Notes to Schedule of Investments (Unaudited) (cont'd)

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2008.

**  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

a  Security is subject to a guarantee provided by ABN AMRO Bank NV, backing 100% of the total principal.

b  Security is subject to a guarantee provided by Bank of Nova Scotia, backing 100% of the total principal.

c  Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

d  Security is subject to a guarantee provided by Bank of New York, backing 100% of the total principal.

g  Security is subject to a guarantee provided by Branch Banking & Trust Co., backing 100% of the total principal.

i  Security is subject to a guarantee provided by BNP Paribas, backing 100% of the total principal.

k  Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.

l  Security is subject to a guarantee provided by Citigroup Global Markets, backing 100% of the total principal.

m  Security is subject to a guarantee provided by Comerica Bank, backing 100% of the total principal.

o  Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

p  Security is subject to a guarantee provided by Dexia Credit Locale de France, backing 100% of the total principal.

q  Security is subject to a guarantee provided by Chase Manhattan Bank, backing 100% of the total principal.

r  Security is subject to a guarantee provided by Banco Bilboa, backing 100% of the total principal.

s  Security is subject to a guarantee provided by JP Morgan Chase, backing 100% of the total principal.

v  Security is subject to a guarantee provided by Landesbank Baden-Wurttemberg, backing 100% of the total principal.

x  Security is subject to a guarantee provided by Merrill Lynch Capital Markets, backing 100% of the total principal.

y  Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

z  Security is subject to a guarantee provided by Natixis Capital Markets, backing 100% of the total principal.

bb  Security is subject to a guarantee provided by PNC Bank, backing 100% of the total principal.

cc  Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

ee  Security is subject to a guarantee provided by Svenska Handelsbank, backing 100% of the total principal.

hh  Security is subject to a guarantee provided by U.S. Bank, backing 100% of the total principal.

ii  Security is subject to a guarantee provided by Wachovia Bank & Trust Co., backing 100% of the total principal.

kk  Security is subject to a guarantee provided by Federal Home Loan Bank, backing 100% of the total principal.

ll  Security is subject to a guarantee provided by Lloyd's Bank, backing 100% of the total principal.

mm  Security is subject to a guarantee provided by Westdeutsche Landesbank Girozentrale, backing 100% of the total principal.

nn  Security is subject to a guarantee provided by Royal Bank of Canada, backing 100% of the total principal.

qq  Security is subject to a guarantee provided by Bank of New York, backing 50% of the total principal and California State Teachers' Retirement System, backing 50% of the total principal.

See Notes to Financial Statements 58

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Statements of Assets and Liabilities (Unaudited)

Lehman Brothers Income Funds
(000's omitted except per share amounts)

	CALIFORNIA TAX-FREE MONEY FUND	CORE BOND FUND	HIGH INCOME BOND FUND	MUNICIPAL MONEY FUND	MUNICIPAL SECURITIES TRUST
	April 30, 2008	April 30, 2008	April 30, 2008	April 30, 2008	April 30, 2008
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$30,040	$120,454	$288,920	$885,909	$29,199
Affiliated issuers	—	8,171	7,186	—	—
Repurchase agreements	—	—	—	—	—
	30,040	128,625	296,106	885,909	29,199
Cash	—	—	—	6,386	50
Interest receivable	161	741	6,932	4,626	401
Receivable for securities sold	10	1,083	2,256	—	—
Receivable for variation margin (Note A)	—	—	—	—	—
Receivable for Fund shares sold	—	62	1,127	—	5
Receivable from administrator—net (Note B)	7	—	—	—	6
Receivable for securities lending income (Note A)	—	2	18	—	—
Prepaid expenses and other assets	—	—	—	49	—
Total Assets	30,218	130,513	306,439	896,970	29,661
Liabilities
Distributions payable	35	23	166	356	15
Due to custodian	1,030	—	—	—	—
Payable for collateral on securities loaned (Note A)	—	—	174	—	—
Payable for securities purchased	—	38,071	4,379	—	805
Payable for Fund shares redeemed	—	35	368	1	31
Payable to investment manager—net (Notes A & B)	6	—	116	176	6
Payable to administrator—net (Note B)	—	18	66	206	—
Payable for securities lending fees (Note A)	—	—	4	—	—
Accrued expenses and other payables	24	25	544	134	35
Total Liabilities	1,095	38,172	5,817	873	892
Net Assets at value	$29,123	$92,341	$300,622	$896,097	$28,769
Net Assets consist of:
Paid-in capital	$29,123	$95,588	$339,442	$895,853	$28,751
Undistributed net investment income (loss)	—	—	16	1	—
Distributions in excess of net investment income	—	(44)	—	—	—
Accumulated net realized gains (losses) on investments	—	494	(35,617)	243	(53)
Net unrealized appreciation (depreciation) in value of investments	—	(3,697)	(3,219)	—	71
Net Assets at value	$29,123	$92,341	$300,622	$896,097	$28,769
Net Assets
Investor Class	$24,123	$43,072	$300,622	$896,097	$28,769
Institutional Class	—	49,070	—	—	—
Reserve Class	5,000	—	—	—	—
Trust Class	—	—	—	—	—
Class A	—	100	—	—	—
Class C	—	99	—	—	—

See Notes to Financial Statements 60

	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND	CASH RESERVES
	April 30, 2008	April 30, 2008	April 30, 2008	April 30, 2008
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$795,365	$92,405	$12,054	$379,740
Affiliated issuers	—	—	3,259	—
Repurchase agreements	—	1,395	—	35,900
	795,365	93,800	15,313	415,640
Cash	2,839	25	—	81
Interest receivable	5,930	560	120	491
Receivable for securities sold	130	—	73	—
Receivable for variation margin (Note A)	—	38	—	—
Receivable for Fund shares sold	—	13	80	32
Receivable from administrator—net (Note B)	—	3	61	—
Receivable for securities lending income (Note A)	—	—	—	—
Prepaid expenses and other assets	66	1	—	—
Total Assets	804,330	94,440	15,647	416,244
Liabilities
Distributions payable	339	26	21	415
Due to custodian	—	—	—	—
Payable for collateral on securities loaned (Note A)	—	—	—	—
Payable for securities purchased	—	1,068	2,670	—
Payable for Fund shares redeemed	—	19	—	265
Payable to investment manager—net (Notes A & B)	161	19	5	28
Payable to administrator—net (Note B)	155	—	—	95
Payable for securities lending fees (Note A)	—	—	—	—
Accrued expenses and other payables	—	109	51	159
Total Liabilities	655	1,241	2,747	962
Net Assets at value	$803,675	$93,199	$12,900	$415,282
Net Assets consist of:
Paid-in capital	$803,528	$115,635	$12,673	$415,314
Undistributed net investment income (loss)	—	166	—	4
Distributions in excess of net investment income	—	—	(82)	—
Accumulated net realized gains (losses) on investments	147	(15,653)	235	(36)
Net unrealized appreciation (depreciation) in value of investments	—	(6,949)	74	—
Net Assets at value	$803,675	$93,199	$12,900	$415,282
Net Assets
Investor Class	$803,675	$81,857	$—	$415,282
Institutional Class	—	—	12,326	—
Reserve Class	—	—	—	—
Trust Class	—	11,342	368	—
Class A	—	—	103	—
Class C	—	—	103	—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Lehman Brothers Income Funds (cont'd)
(000's omitted except per share amounts)

	CALIFORNIA TAX-FREE MONEY FUND	CORE BOND FUND	HIGH INCOME BOND FUND	MUNICIPAL MONEY FUND	MUNICIPAL SECURITIES TRUST
	April 30, 2008	April 30, 2008	April 30, 2008	April 30, 2008	April 30, 2008
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	24,123	4,483	34,961	895,927	2,587
Institutional Class	—	5,102	—	—	—
Reserve Class	5,000	—	—	—	—
Trust Class	—	—	—	—	—
Class A	—	10	—	—	—
Class C	—	10	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$1.00	$9.61	$8.60	$1.00	$11.12
Institutional Class	—	9.62	—	—	—
Reserve Class	1.00	—	—	—	—
Trust Class	—	—	—	—	—
Net Asset Value and redemption price per share
Class A	$—	$9.61	$—	$—	$—
Offering Price per share
Class A‡	$—	$10.04	$—	$—	$—
Net Asset Value and offering price per share
Class C^	$—	$9.61	$—	$—	$—
†Securities on loan at market value:
Unaffiliated issuers	$—	$—	$169	$—	$—
*Cost of Investments:
Unaffiliated issuers	$30,040	$124,151	$292,139	$885,909	$29,128
Affiliated issuers	—	8,171	7,186	—	—
Total cost of investments	$30,040	$132,322	$299,325	$885,909	$29,128

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements 62

	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND	CASH RESERVES
	April 30, 2008	April 30, 2008	April 30, 2008	April 30, 2008
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	803,528	9,535	—	415,314
Institutional Class	—	—	1,270	—
Reserve Class	—	—	—	—
Trust Class	—	1,387	38	—
Class A	—	—	11	—
Class C	—	—	11	—
Net Asset Value, offering and redemption price per share
Investor Class	$1.00	$8.58	$—	$1.00
Institutional Class	—	—	9.70	—
Reserve Class	—	—	—	—
Trust Class	—	8.18	9.71	—
Net Asset Value and redemption price per share
Class A	$—	$—	$9.71	$—
Offering Price per share
Class A‡	$—	$—	$10.14	$—
Net Asset Value and offering price per share
Class C^	$—	$—	$9.71	$—
†Securities on loan at market value:
Unaffiliated issuers	$—	$—	$—	$—
*Cost of Investments:
Unaffiliated issuers	$795,365	$100,607	$11,980	$415,640
Affiliated issuers	—	—	3,259	—
Total cost of investments	$795,365	$100,607	$15,239	$415,640

Statements of Operations (Unaudited)

Lehman Brothers Income Funds
(000's omitted)

	CALIFORNIA TAX-FREE MONEY FUND	CORE BOND FUND	HIGH INCOME BOND FUND	MUNICIPAL MONEY FUND	MUNICIPAL SECURITIES TRUST
	For the Period from December 27, 2007 (Commencement of Operations) to April 30, 2008	For the Six Months Ended April 30, 2008	For the Six Months Ended April 30, 2008	For the Six Months Ended April 30, 2008	For the Six Months Ended April 30, 2008
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$228	$2,065	$13,308	$13,752	$616
Dividend income—unaffiliated issuers	—	—	—	—	—
Income from securities loaned—net (Note F)	—	8	16	—	—
Income from investments in affiliated issuers (Notes A & F)	—	74	178	—	—
Foreign taxes withheld	—	—	—	—	—
Total income	$228	$2,147	$13,502	$13,752	$616
Expenses:
Investment management fees (Note B)	22	107	742	1,122	36
Administration fees (Note B)	5	26	93	283	9
Administration fees (Note B):
Investor Class	15	39	324	990	30
Institutional Class	—	22	—	—	—
Reserve Class	1	—	—	—	—
Trust Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Distribution fees (Note B):
Investor Class	—	46	—	—	—
Trust Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	2	21	14	53	12
Institutional Class	—	10	—	—	—
Reserve Class	2	—	—	—	—
Trust Class	—	—	—	—	—
Class A	—	2	—	—	—
Class C	—	2	—	—	—
Organization expense (Note A)	47	—	—	—	—
Audit fees	6	11	22	19	21
Custodian fees (Note B)	2	33	72	43	11
Insurance expense	1	1	9	14	1
Legal fees	10	21	22	22	19
Registration and filing fees	1	31	26	93	14
Reimbursement of expenses previously assumed administrator (Note B)	—	—	—	69	—
Shareholder reports	10	24	65	37	6
Trustees' fees and expenses	12	13	13	13	13
Miscellaneous	—	6	9	10	—
Total expenses	136	415	1,411	2,768	172

See Notes to Financial Statements 64

	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND	CASH RESERVES
	For the Six Months Ended April 30, 2008	For the Six Months Ended April 30, 2008	For the Six Months Ended April 30, 2008	For the Six Months Ended April 30, 2008
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$11,665	$2,724	$298	$7,304
Dividend income—unaffiliated issuers	—	—	35	—
Income from securities loaned—net (Note F)	—	—	—	—
Income from investments in affiliated issuers (Notes A & F)	—	—	14	—
Foreign taxes withheld	—	—	(1)	—
Total income	$11,665	$2,724	$346	$7,304
Expenses:
Investment management fees (Note B)	982	126	42	179
Administration fees (Note B)	245	30	4	107
Administration fees (Note B):
Investor Class	859	93	—	375
Institutional Class	—	—	6	—
Reserve Class	—	—	—	—
Trust Class	—	27	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Distribution fees (Note B):
Investor Class	—	—	—	—
Trust Class	—	—	1	—
Class A	—	—	—	—
Class C	—	—	—	—
Shareholder servicing agent fees:
Investor Class	11	47	—	25
Institutional Class	—	—	11	—
Reserve Class	—	—	—	—
Trust Class	—	11	10	—
Class A	—	—	2	—
Class C	—	—	2	—
Organization expense (Note A)	—	—	—	—
Audit fees	8	22	23	19
Custodian fees (Note B)	—	46	56	20
Insurance expense	4	2	—	8
Legal fees	23	21	51	23
Registration and filing fees	8	28	42	38
Reimbursement of expenses previously assumed administrator (Note B)	—	—	—	—
Shareholder reports	9	25	15	24
Trustees' fees and expenses	13	13	13	13
Miscellaneous	—	22	5	3
Total expenses	2,162	513	283	834

Statements of Operations (Unaudited) (cont'd)

Lehman Brothers Income Funds (cont'd)
(000's omitted)

	CALIFORNIA TAX-FREE MONEY FUND	CORE BOND FUND	HIGH INCOME BOND FUND	MUNICIPAL MONEY FUND	MUNICIPAL SECURITIES TRUST
	For the Period from December 27, 2007 (Commencement of Operations) to April 30, 2008	For the Six Months Ended April 30, 2008	For the Six Months Ended April 30, 2008	For the Six Months Ended April 30, 2008	For the Six Months Ended April 30, 2008
Expenses reimbursed and or waived by administrator (Note B)	(97)	(42)	—	—	(77)
Management fees waived (Notes A & B)	—	(107)	(4)	—	—
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(1)	—	(2)	(74)	(1)
Total net expenses	38	266	1,405	2,694	94
Net investment income (loss)	$190	$1,881	$12,097	$11,058	$522
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	—	1,347	(15,625)	243	(53)
Financial futures contracts	—	—	—	—	—
Option contracts written	—	—	—	—	—
Foreign currency	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	—	(2,725)	(187)	—	(161)
Financial futures contracts	—	—	—	—	—
Option contracts	—	—	—	—	—
Foreign currency	—	—	—	—	—
Net gain (loss) on investments	—	(1,378)	(15,812)	243	(214)
Increase (Decrease) in Net Assets From Operations	$190	$503	$(3,715)	$11,301	$308

See Notes to Financial Statements 66

	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND	CASH RESERVES
	For the Six Months Ended April 30, 2008	For the Six Months Ended April 30, 2008	For the Six Months Ended April 30, 2008	For the Six Months Ended April 30, 2008
Expenses reimbursed and or waived by administrator (Note B)	(208)	(153)	(219)	—
Management fees waived (Notes A & B)		—	—	(36)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(99)	(1)	(1)	(1)
Total net expenses	1,855	359	63	797
Net investment income (loss)	$9,810	$2,365	$283	$6,507
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	147	64	547	19
Financial futures contracts	—	922	—	—
Option contracts written	—	—	5	—
Foreign currency	—	—	(244)	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	—	(6,588)	(575)	—
Financial futures contracts	—	(230)	—	—
Option contracts	—	—	3	—
Foreign currency	—	—	70	—
Net gain (loss) on investments	147	(5,832)	(194)	19
Increase (Decrease) in Net Assets From Operations	$9,957	$(3,467)	$89	$6,526

Statements of Changes in Net Assets

Lehman Brothers Income Funds
(000's omitted)

	CALIFORNIA TAX-FREE MONEY FUND	CORE BOND FUND		HIGH INCOME BOND FUND
	Period from December 27, 2007 (Commencement of Operations) to April 30, 2008 (Unaudited)	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$190	$1,881	$3,784	$12,097	$34,945
Net realized gain (loss) on investments	—	1,347	268	(15,625)	6,088
Net increase from payments by affiliates	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	—	(2,725)	(1,047)	(187)	(7,504)
Net increase (decrease) in net assets resulting from operations	190	503	3,005	(3,715)	33,529
Distributions to Shareholders From:
Net investment income:
Investor Class	(149)	(782)	(1,605)	(12,106)	(34,830)
Institutional Class	—	(1,119)	(2,197)	—	—
Reserve Class	(41)	—	—	—	—
Trust Class	—	—	—	—	—
Class A	—	(1)	—	—	—
Class C	—	(1)	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Total distributions to shareholders	(190)	(1,903)	(3,802)	(12,106)	(34,830)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	25,750	12,871	10,961	70,355	121,484
Institutional Class	—	6,137	30,887	—	—
Reserve Class	5,000	—	—	—	—
Trust Class	—	—	—	—	—
Class A	—	100	—	—	—
Class C	—	100	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	3	638	2,190	10,942	31,864
Institutional Class	—	1,117	1,360	—	—
Trust Class	—	—	—	—	—
Class A	—	1	—	—	—
Class C	—	1	—	—	—
Payments for shares redeemed:
Investor Class	(1,630)	(5,708)	(10,096)	(134,100)	(371,084)
Institutional Class	—	(4,539)	(29,846)	—	—
Trust Class	—	—	—	—	—
Net increase (decrease) from Fund share transactions	29,123	10,718	5,456	(52,803)	(217,736)
Net Increase (Decrease) in Net Assets	29,123	9,318	4,659	(68,624)	(219,037)
Net Assets:
Beginning of period	—	83,023	78,364	369,246	588,283
End of period	$29,123	$92,341	$83,023	$300,622	$369,246
Undistributed net investment income (loss) at end of period	$—	$—	$—	$16	$25
Distributions in excess of net investment income at end of period	$—	$(44)	$(22)	$—	$—

See Notes to Financial Statements 68

	MUNICIPAL MONEY FUND		MUNICIPAL SECURITIES TRUST
	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$11,058	$26,520	$522	$1,077
Net realized gain (loss) on investments	243	19	(53)	24
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	—	—	(161)	(358)
Net increase (decrease) in net assets resulting from operations	11,301	26,539	308	743
Distributions to Shareholders From:
Net investment income:
Investor Class	(11,058)	(26,520)	(522)	(1,077)
Institutional Class	—	—	—	—
Reserve Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	(19)	(14)	(24)	(126)
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(11,077)	(26,534)	(546)	(1,203)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,061,767	7,010,190	3,924	4,183
Institutional Class	—	—	—	—
Reserve Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	7,689	19,030	436	974
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(3,045,091)	(6,930,867)	(3,181)	(8,962)
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Net increase (decrease) from Fund share transactions	24,365	98,353	1,179	(3,805)
Net Increase (Decrease) in Net Assets	24,589	98,358	941	(4,265)
Net Assets:
Beginning of period	871,508	773,150	27,828	32,093
End of period	$896,097	$871,508	$28,769	$27,828
Undistributed net investment income (loss) at end of period	$1	$1	$—	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Lehman Brothers Income Funds
(000's omitted)

	NEW YORK MUNICIPAL MONEY FUND		SHORT DURATION BOND FUND
	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$9,810	$12,589	$2,365	$5,201
Net realized gain (loss) on investments	147	11	986	332
Net increase from payments by affiliates	—	—	—	6
Change in net unrealized appreciation (depreciation) of investments	—	—	(6,818)	267
Net increase (decrease) in net assets resulting from operations	9,957	12,600	(3,467)	5,806
Distributions to Shareholders From:
Net investment income:
Investor Class	(9,810)	(12,589)	(2,362)	(4,916)
Institutional Class	—	—	—	—
Reserve Class	—	—	—	—
Trust Class	—	—	(317)	(694)
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	(11)	(4)	—	—
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(9,821)	(12,593)	(2,679)	(5,610)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,734,339	2,697,772	5,913	7,481
Institutional Class	—	—	—	—
Reserve Class	—	—	—	—
Trust Class	—	—	1,444	3,314
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	7,167	8,590	2,170	4,504
Institutional Class	—	—	—	—
Trust Class	—	—	310	673
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,661,108)	(2,156,418)	(14,210)	(26,840)
Institutional Class	—	—	—	—
Trust Class	—	—	(2,780)	(7,510)
Net increase (decrease) from Fund share transactions	80,398	549,944	(7,153)	(18,378)
Net Increase (Decrease) in Net Assets	80,534	549,951	(13,299)	(18,182)
Net Assets:
Beginning of period	723,141	173,190	106,498	124,680
End of period	$803,675	$723,141	$93,199	$106,498
Undistributed net investment income (loss) at end of period	$—	$—	$166	$480
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

See Notes to Financial Statements 70

	STRATEGIC INCOME FUND		CASH RESERVES
	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$283	$782	$6,507	$19,913
Net realized gain (loss) on investments	308	838	19	(11)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(502)	(558)	—	—
Net increase (decrease) in net assets resulting from operations	89	1,062	6,526	19,902
Distributions to Shareholders From:
Net investment income:
Investor Class	—	—	(6,507)	(19,913)
Institutional Class	(407)	(810)	—	—
Reserve Class	—	—	—	—
Trust Class	(7)	(4)	—	—
Class A	(3)	—	—	—
Class C	(3)	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Institutional Class	(714)	(727)	—	—
Trust Class	(10)	—	—	—
Class A	(5)	—	—	—
Class C	(5)	—	—	—
Total distributions to shareholders	(1,154)	(1,541)	(6,507)	(19,913)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	411,001	764,810
Institutional Class	306	823	—	—
Reserve Class	—	—	—	—
Trust Class	253	272	—	—
Class A	100	—	—	—
Class C	100	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	3,489	11,724
Institutional Class	670	913	—	—
Trust Class	18	4	—	—
Class A	8	—	—	—
Class C	7	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(306,093)	(1,075,515)
Institutional Class	(4,613)	(4,654)	—	—
Trust Class	(105)	(60)	—	—
Net increase (decrease) from Fund share transactions	(3,256)	(2,702)	108,397	(298,981)
Net Increase (Decrease) in Net Assets	(4,321)	(3,181)	108,416	(298,992)
Net Assets:
Beginning of period	17,221	20,402	306,866	605,858
End of period	$12,900	$17,221	$415,282	$306,866
Undistributed net investment income (loss) at end of period	$—	$55	$4	$4
Distributions in excess of net investment income at end of period	$(82)	$—	$—	$—

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Lehman Brothers California Tax-Free Money Fund ("California Tax-Free Money "), Lehman Brothers Core Bond Fund ("Core Bond"), Lehman Brothers High Income Bond Fund ("High Income"), Lehman Brothers Municipal Money Fund ("Municipal Money"), Lehman Brothers Municipal Securities Trust ("Municipal Securities Trust"), Lehman Brothers New York Municipal Money Fund ("New York Municipal Money"), Lehman Brothers Short Duration Bond Fund ("Short Duration"), Lehman Brothers Strategic Income Fund ("Strategic Income"), and Neuberger Berman Cash Reserves ("Cash Reserves"), (individually a "Fund", collectively, the "Funds") are separate operating series of Lehman Brothers Income Funds, (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end mana gement investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Eight funds offer Investor Class shares, two offer Institutional Class shares, one offers Reserve Class shares, two offer Trust Class shares, two offer Class A shares and two offer Class C shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

  It is the policy of California Tax-Free Money, Municipal Money, New York Municipal Money, and Cash Reserves to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance each of these Funds will be able to maintain a stable net asset value per share. Each of these Funds complies with Rule 2a-7 of the 1940 Act.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following each Fund's Schedule of Investments.

3  Foreign currency translation: High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for High Income, Short Duration and Strategic Income), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. I ncluded in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Core Bond and Short Duration participated as a plaintiff. The amounts of such proceeds for the six months ended April 30, 2008 were $61,270 and $61,062 for Core Bond and Short Duration, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except California Tax-Free Money, to continue to, and the intention of California Tax-Free Money, to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Funds implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Funds have reviewed the tax positions for the open tax period as of April 30, 2008 and the open tax years as of October 31, 2007, and have determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on October 31, 2007, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses, expiration of capital loss carryforwards, characterization of distributions, the tax character of the proceeds from the settlement of class action litigations, distribution redesignations, and foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

  The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 were as follows:

	Distributions Paid From:
	Taxable Income		Tax-Exempt Income		Long-Term Capital Gain		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Core Bond	$3,802,047	$5,576,922	$—	$—	$—	$298,651	$3,802,047	$5,875,573
High Income	34,829,808	42,445,085	—	—	—	—	34,829,808	42,445,085
Municipal Money	14,262	—	26,520,266	22,836,205	—	—	26,534,528	22,836,205
Municipal Securities Trust	388	309	1,076,787	1,167,212	125,933	157,909	1,203,108	1,325,430
New York Municipal Money	4,144	—	12,589,326	3,923,358	—	—	12,593,470	3,923,358
Short Duration	5,609,665	7,282,810	—	—	—	—	5,609,665	7,282,810
Strategic Income	981,159	1,828,375	—	—	559,884	1,204,793	1,541,043	3,033,168
Cash Reserves	19,912,605	24,484,476	—	—	—	—	19,912,605	24,484,476

  As of October 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Core Bond	$—	$—	$—	$(1,021,217)	$(804,070)	$(1,825,287)
High Income	241,021	—	—	(3,663,807)	(19,360,314)	(22,783,100)
Municipal Money	13,845	482,289	5,377	—	—	501,511
Municipal Securities Trust	—	16,172	24,194	231,360	—	271,726
New York Municipal Money	10,506	394,644	211	—	—	405,361
Short Duration	514,177	—	—	(436,945)	(16,332,861)	(16,255,629)
Strategic Income	156,311	—	611,379	524,171	—	1,291,861
Cash Reserves	479,451	—	—	—	(55,883)	423,568

  The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, mark to market on certain foreign currency and futures contract transactions, capital loss carryforwards, amortization of bond premium, organization expenses and depletion basis adjustments.

  To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2007, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2008	2009	2010	2011	2012	2013	2014	2015
Core Bond	$—	$—	$—	$—	$67,315	$736,755	$—	$—
High Income(1)	2,021,774	923,187	—	—	—	—	16,415,353	—
Short Duration(2)	7,177,986	456,883	—	—	2,468,731	3,168,736	2,244,689	815,836
Cash Reserves	—	—	—	—	—	10,879	33,043	11,961

(1)  Of the total capital loss carryforwards shown above for High Income, $2,944,961 was acquired on September 6, 2002 in the merger with Neuberger Berman High Yield Bond Fund. The use of these losses to offset future gains may be limited in a given year.

(2)  Of the total capital loss carryforwards shown above for Short Duration, $22,772 was acquired on February 9, 2001 in a tax-free reorganization. The use of these losses to offset future gains may be limited in a given year.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare distributions from net investment income on each business day; such distributions are paid monthly. Prior to April 1, 2008, Strategic Income declared and paid income dividends quarterly. Distributions from net realized capital gains, if any, are generally distributed in December. Distributions to shareholders are recorded on the ex-date.

  Prior to February 28, 2008, Strategic Income invested a portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2007, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2008, the Fund estimated these amounts for the period January 1, 2008 to April 30, 2008 within the financial statements since the 2008 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2007, the character of distributions paid to shareholders is disclosed within the Statements of Changes and is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

7  Organization expenses: Costs incurred by California Tax-Free Money in connection with its organization, which amounted to $47,176 have been expensed as incurred.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the comp lex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Financial futures contracts: Core Bond, High Income, Municipal Securities Trust, Short Duration, and Strategic Income may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financ ial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

  Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

  For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

  During the six months ended April 30, 2008, the Core Bond, High Income, Municipal Securities Trust, and Strategic Income did not enter into any financial futures contracts. During the six month period ended April 30,

2008, Short Duration entered into financial futures contracts. At April 30, 2008, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Depreciation
June 2008	97 U.S. Treasury Notes, 2 Year	Long	$(140,844)

  At April 30, 2008, Short Duration had deposited $324,000 in Fannie Mae Whole Loan, 10.30%, due 5/1/08, in a segregated account to cover margin requirements on open futures contracts.

10  Forward foreign currency contracts: High Income, Short Duration, and Strategic Income may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

11  Call options: Premiums received by Strategic Income upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

  Summary of written option transactions for Strategic Income for the six months ended April 30, 2008:

	Number	Value When Written
Contracts outstanding 10/31/2007	5,500	$4,000
Contracts written	2,400	4,500
Contracts expired	(4,000)	(2,500)
Contracts exercised	(400)	(1,000)
Contracts closed	(3,500)	(5,000)
Contracts outstanding 4/30/2008	—	—

12  Security lending: A third party, eSecLending, has assisted Core Bond, High Income, Short Duration and Strategic Income in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement.

  eSecLending currently serves as exclusive lending agent for Short Duration. Short Duration is currently not guaranteed any particular level of income. eSecLending previously served as exclusive lending agent for Strategic Income for part of the fiscal period. Currently, Strategic Income has no lending agent.

  Neuberger Berman, LLC ("Neuberger"), an affiliate of each Fund currently serves as exclusive lending agent for Core Bond and High Income. Each Fund selected Neuberger through the bidding process in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

  Under the securities lending arrangements, each Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  Net income from the applicable lending program represents the guaranteed amount received from a principal, if applicable, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended April 30, 2008, the approximate amount of net income received by each Fund under the securities lending arrangements, which is reflected in the Statements of Operations under the caption "Income from securities loaned — net"; the approximate amount of income earned on cash collateral and guaranteed amounts; and the approximate amount of fees and expenses paid on securities loaned are as follows:

	Net Income	Amount Earned on Cash Collateral and Guaranteed Amounts*	Fees and Expenses Paid**
Core Bond	$7,804	$8,437	$633
High Income	16,105	35,118	19,013
Strategic Income	33	92	59

*  The amount of income earned on cash collateral and guaranteed amounts includes the following approximate amounts of interest income earned from the Quality Fund and guaranteed amounts received from Neuberger:

	Interest Income Earned from the Quality Fund	Guaranteed Amounts Received from Neuberger
Core Bond	—	8,437
High Income	10,955	20,504
Strategic Income	(11)	—

**  "Fees and Expenses Paid" includes the following approximate amounts retained by Neuberger:

Retained by Neuberger
Core Bond	$—
High Income	—
Strategic Income	—

13  Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

14  Dollar rolls: Core Bond, High Income, Short Duration, and Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

15  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

16  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2008, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2008, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers." For the six months ended April 30, 2008, management fees waived and income earned under this Arrangement were as follows:

	Management Fees Waived	Income Earned
Core Bond	$1,661	$74,138
High Income	3,776	177,949
Strategic Income	399	14,345

17  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

18  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

  Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Income, Strategic Income, and Cash Reserves) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Income, Strategic Income, and Cash Reserves each pay Management a fee for investment management services at the annual rates of 0.48%, 0.55% (0.60% prior to February 28, 2008), and 0.10%, respectively, of each Fund's average daily net assets. Management has voluntarily agreed to waive its management fee in the amount of 0.25% and 0.02% of the average daily net assets of Core Bond and Cash Reserves, respectively. Management may, at its sole discretio n, terminate these voluntary waivers without notice to the Funds. For the six months ended April 30, 2008, such waived fees amounted to $106,724 and $35,741 for Core Bond and Cash Reserves, respectively.

  Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund's Investor Class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, the Reserve Class of California Tax-Free Money pays Management an administration fee at the annual rate of 0.02% of its average daily net assets, the Trust Class of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, and Class A and Class C of Core Bond and Strategic Income each pay Management an administration fee at the annual rate of 0.21% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  Management has contractually undertaken to reimburse the Fund's direct operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

Class	Contractual Expense Limitation(1)		Expiration	Contractual Reimbursement from Management for the Six Months Ended April 30, 2008
Core Bond Investor Class	0.85%		10/31/18	19,384
Core Bond Institutional Class	0.45%		10/31/18	15,844
Core Bond Class A	0.85%		10/31/18	2,428	(2)
Core Bond Class C	1.60%		10/31/18	2,428	(2)
High Income Investor Class	1.00%		10/31/11	—
Municipal Money Investor Class	0.59%		10/31/11	—
Municipal Securities Trust Investor Class	0.65%		10/31/11	77,322
New York Municipal Money Investor Class	0.59	%(3)	10/31/11	—
Short Duration Investor Class	0.70%		10/31/11	124,171
Short Duration Trust Class	0.80%		10/31/11	28,976
Strategic Income Institutional Class	0.75	%(4)	10/31/18	197,991
Strategic Income Trust Class	1.10%		10/31/11	13,615
Strategic Income Class A	1.15%		10/31/18	3,559	(2)
Strategic Income Class C	1.85%		10/31/18	3,575	(2)
Cash Reserves Investor Class	0.65%		10/31/11	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Period from December 20, 2007 to April 30, 2008.

(3)  From January 17, 2007 to January 21, 2008, Management voluntarily agreed to waive certain expenses of the Investor Class of New York Municipal Money, so that the total annual Operating Expenses of the Fund are limited to 0.47% of the average daily net assets. Effective January 22, 2008, the voluntary waiver was changed to 0.50%. For the six months ended April 30, 2008, such voluntarily waived fees amounted to $207,769.

(4)  Prior to February 28, 2008, the expense limitation was 0.85%.

  The Investor Classes of Core Bond, High Income, Municipal Money, Municipal Securities Trust, New York Municipal Money, Short Duration and Cash Reserves, the Institutional Classes of Core Bond and Strategic Income, and the Trust Classes of Short Duration and Strategic Income have each agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended April 30, 2008, the Investor Class of Municipal Money reimbursed Management $69,436, under the agreement. At April 30, 2008, contingent liabilities to Management under the agreement were as follows:

	Expiring in
	2008		2009	2010	2011	Total
Core Bond Investor Class	$51,691	(1)	$119,159	$68,273	$19,384	$258,507
Core Bond Institutional Class	91,826	(1)	98,223	54,868	15,844	260,761
Core Bond Class A	—		—	—	2,428	2,428
Core Bond Class C	—		—	—	2,428	2,428
Municipal Money Investor Class	—		124,028	50,949	—	174,977
Municipal Securities Trust Investor Class	157,589		176,704	153,618	77,322	565,233
New York Municipal Money Investor Class	—		123,196	—	—	123,196
Short Duration Investor Class	145,616		144,034	204,360	124,171	618,181
Short Duration Trust Class	49,486		47,206	54,550	28,976	180,218
Strategic Income Institutional Class	297,154		336,211	356,257	197,911	1,187,533
Strategic Income Trust Class	—		—	3,394	13,615	17,009
Strategic Income Class A	—		—	—	3,559	3,559
Strategic Income Class C	—		—	—	3,575	3,575

(1)  Certain amounts expire during the period as a result of the change in year end.

  Management has voluntarily undertaken to reimburse and/or waive Operating Expenses which exceed the expense limitation as detailed in the following table:

Class	Voluntary Expense Limitation(1)	Voluntary Reimbursement from Management for the Period Ended April 30, 2008(2)
California Tax-Free Money Investor Class	0.50%	$75,739
California Tax-Free Money Reserve Class	0.25%	20,916

(1)  Expense limitation per annum of the class' average daily net assets. Management may, at its sole discretion, terminate this agreement with notice to each Fund.

(2)  Period from December 27, 2007 (Commencement of Operations) to April 30, 2008.

  Management, Neuberger, a member firm of the New York Stock Exchange, and LBAM, are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. LBAM, as the sub-adviser to High Income, Municipal Money, Municipal Securities Trust, Short Duration, and Cash Reserves, and, effective April 1, 2008, Strategic Income, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. Prior to April 1, 2008, Neuberger was the sub-adviser to Strategic Income. LBAM, as sub-adviser to California Tax-Free Money, Core Bond and New York Municipal, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of LBAM. Several individuals who are officers and/or Trustees o f the Trust are also employees of LBAM, Neuberger and/or Management.

  Each Fund also has a distribution agreement with Management with respect to each class of shares. Management receives no compensation therefore and no commissions for sales or redemptions of shares of beneficial interest of each share class, except as described below for Class A and Class C shares, but receives fees from the Core Bond Investor Class and the Strategic Income Trust Class under their Plans, as described below.

  For Core Bond's Investor Class, Class A, and Class C and Strategic Income's Trust Class, Class A, and Class C, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's and Strategic Income Class A's average daily net assets, 0.10% of Strategic Income Trust Class' average daily net assets, and 1.00 % of Core Bond Class C's and Strategic Income Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

  Class A shares of each Fund are generally sold with an initial sales charge of up to 4.25% and no contingent deferred sales charge, except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% contingent deferred sales charge ("CDSC") if shares are sold within one year after purchase.

  For the six months ended April 30, 2008, Management, acting as underwriter, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Net Commissions	CDSC
Core Bond Class A	$—	$—
Core Bond Class C	—	—
Strategic Income Class A	—	—
Strategic Income Class C	—	—

  For the six months ended April 30, 2008, Management, acting as broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Net Commissions	CDSC
Core Bond Class A	$—	$—
Core Bond Class C	—	—
Strategic Income Class A	—	—
Strategic Income Class C	—	—

  For the year ended October 31, 2007, Short Duration recorded a capital contribution from Management in the amount of $6,457. This amount was paid in connection with losses outside the Fund's direct control incurred in the disposition of foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of foreign currency contracts.

  During the six months ended April 30, 2008, California Tax-Free Money, Municipal Money, and New York Municipal Money engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), common trustees/directors and/or common officers ("Interfund Transactions"). These Interfund Transactions complied with Rule 17a-7 under the 1940 Act and were as follows:

	Purchases	Sales
California Tax-Free Money	$20,290,000	$2,650,000
Municipal Money	861,505,000	462,135,000
New York Municipal Money	168,785,000	123,380,000

  Strategic Income has entered into a commission recapture program, which enables the Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement on Strategic Income was a reduction of expenses of $140.

  Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2008, the impact of this arrangement was a reduction of expenses of $603, $296, $1,955, $73,944, $1,178, $98,592, $1,308, $1,194, and $798 for California Tax-Free Money, Core Bond, High Income, Municipal Money, Municipal Securities Trust, New York Municipal Money, Short Duration, Strategic Income, and Cash Reserves, respectively.

Note C—Securities Transactions:

  Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) for the six months ended April 30, 2008 were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$227,046,889	$25,891,480	$225,734,989	$14,402,548
High Income	—	160,505,375	—	216,849,701
Municipal Securities Trust	—	7,363,638	—	3,957,131
Short Duration	5,062,716	3,112,234	1,269,151	13,635,324
Strategic Income	22,252,400	2,513,248	18,898,630	10,797,496

  All securities transactions for California Tax-Free Money, Municipal Money, New York Municipal Money, and Cash Reserves were short-term.

  During the six months ended April 30, 2008, Strategic Income had entered into various contracts to deliver currencies at specified future dates. At April 30, 2008, there were no open contracts.

  During the six months ended April 30, 2008, brokerage commissions on securities transactions for Strategic Income amounted to $4,597, of which Neuberger received $1,258, Lehman Brothers received $961, and other brokers received $2,378.

Note D—Fund Share Transactions:

  Share activity for the six months ended April 30, 2008 and the year ended October 31, 2007 was as follows:

	For the Six Months Ended April 30, 2008				For the Year Ended October 31, 2007
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
California Tax-Free Money(2)
Investor Class	25,750	3	(1,630)	24,123	—	—	—	—
Reserve Class	5,000	—	—	5,000	—	—	—	—
Core Bond:
Investor Class	1,329	66	(587)	808	3,171	139	(3,072)	238
Institutional Class	627	115	(466)	276	1,120	223	(1,029)	314
Class A(3)	10	—	—	10	—	—	—	—
Class C(3)	10	—	—	10	—	—	—	—
High Income:
Investor Class	8,240	1,279	(15,597)	(6,078)	13,237	3,483	(40,442)	(23,722)
Municipal Money:
Investor Class	3,061,767	7,689	(3,045,091)	24,365	7,010,190	19,030	(6,930,867)	98,353
Municipal Securities Trust:
Investor Class	348	39	(284)	103	371	87	(799)	(341)
New York Municipal Money:
Investor Class	1,734,339	7,167	(1,661,108)	80,398	2,697,772	8,590	(2,156,418)	549,944
Short Duration:
Investor Class	669	243	(1,607)	(695)	821	495	(2,947)	(1,631)
Trust Class	171	36	(327)	(120)	382	78	(866)	(406)
Strategic Income:
Institutional Class	32	69	(469)	(368)	79	89	(446)	(278)
Trust Class	26	2	(11)	17	26	1	(6)	21 (1)
Class A(3)	10	1	—	11	—	—	—	—
Class C(3)	10	1	—	11	—	—	—	—
Cash Reserves:
Investor Class	411,001	3,489	(306,093)	108,397	764,810	11,724	(1,075,515)	(298,981)

(1)  Period from April 2, 2007 to October 31, 2007.

(2)  Period from December 27, 2007(Commencement of Operations) to April 30, 2008.

(3)  Period from December 20, 2007 to April 30, 2008.

Note E—Lines of Credit:

  At April 30, 2008, Core Bond, High Income, Short Duration and Strategic Income were participants in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,0 00,000 at any particular time.

  At April 30, 2008, Municipal Money, New York Municipal Money and Cash Reserves were participants in a single committed, unsecured $300,000,000 line of credit with Bank of New York, as agent, to be used only for temporary or emergency purposes. California Tax-Free Money became a participant in this line of credit on May 23, 2008. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.375% per annum. A commitment fee of 0.075% (as of May 23, 2008, 0.085%) per annum of the unused available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies pa rticipate, there is no assurance that an individual Fund will have access to all or any part of the $300,000,000 at any particular time.

  At April 30, 2008, Municipal Money, New York Municipal Money and Cash Reserves were participants in a single uncommitted, unsecured $150,000,000 line of credit with State Street, as lender, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.375% per annum. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time.

  The Funds had no loans outstanding pursuant to these lines of credit at April 30, 2008. During the six months ended April 30, 2008, the Funds did not utilize these lines of credit.

Note F—Investments In Affiliates:

Core Bond:

Name of Issuer	Balance of Shares Held October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2008	Value April 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	3,051,615	41,754,939	36,635,741	8,170,813	$8,170,813	$74,138

High Income:

Name of Issuer	Balance of Shares Held October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 208	Value April 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	216,828	133,490,349	126,695,559	7,011,618	$7,011,618	$177,949
Neuberger Berman Securities Lending Quality Fund, LLC**	1,773,561	12,591,732	14,189,130	176,163	174,401	10,955
Total					$7,186,019	$188,904

Strategic Income:

Name of Issuer	Balance of Shares Held October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2008	Value April 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	95,812	9,439,499	6,276,027	3,259,284	$3,259,284	$14,345
Neuberger Berman Securities Lending Quality Fund, LLC**	28,441	—	28,441	—	—	(11)
Total					$3,259,284	$14,334

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by LBAM, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncements:

  In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Funds' financial position or results of operations.

  In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds' derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

Note H—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Lehman Brothers California Tax-Free Money Fund

The following tables include selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

Investor Class

	Period from December 27, 2007^ to April 30, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0073
Less Distributions From:
Net Investment Income	(.0073)
Net Asset Value, End of Period	$1.0000
Total Return††	+.73	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$24.1
Ratio of Gross Expenses to Average Net Assets#	.48	%*
Ratio of Net Expenses to Average Net Assets‡	.48	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.11	%*

See Notes to Financial Highlights 87

Financial Highlights

Lehman Brothers California Tax-Free Money Fund

Reserve Class

	Period from December 27, 2007^ to April 30, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0082
Less Distributions From:
Net Investment Income	(.0082)
Net Asset Value, End of Period	$1.0000
Total Return††	+.82	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$5.0
Ratio of Gross Expenses to Average Net Assets#	.23	%*
Ratio of Net Expenses to Average Net Assets‡	.23	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.37	%*

See Notes to Financial Highlights 88

Financial Highlights

Lehman Brothers Core Bond Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended April 30,		Year Ended October 31,		Period from October 1, 2005 to October 31,		Year Ended September 30,
	2008 (Unaudited)		2007	2006	2005		2005‡‡	2004ÿ	2003§§
Net Asset Value, Beginning of Period	$9.76		$9.85	$10.09	$10.21		$10.51	$10.80	$10.72
Income from Investment Operations:
Net Investment Income (Loss)	.20	@	.44 @	.41 @	.03	@	.31 @	.23	.28
Net Gains or Losses on Securities (both realized and unrealized)	(.15)		(.09)	.09	(.12)		(.04)	.11	.24
Total From Investment Operations	.05		.35	.50	(.09)		.27	.34	.52
Less Distributions From:
Net Investment Income	(.20)		(.44)	(.43)	(.03)		(.31)	(.23)	(.28)
Net Capital Gains	—		—	(.31)	—		(.26)	(.40)	(.16)
Total Distributions	(.20)		(.44)	(.74)	(.03)		(.57)	(.63)	(.44)
Net Asset Value, End of Period	$9.61		$9.76	$9.85	$10.09		$10.21	$10.51	$10.80
Total Return††	+.55	%**	+3.67%	+5.21%	(.87	)%**	+2.64%	+3.29%	+5.01%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$43.1		$35.9	$33.9	$31.7		$31.2	$26.0	$26.1
Ratio of Gross Expenses to Average Net Assets#	.85	%*	.85%	.86%	.85	%*	.86%	.85%	.85%
Ratio of Net Expenses to Average Net Assets	.85	%*‡	.85%‡	.85%‡	.85	%*‡	.85%‡	.85%	.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.18	%*	4.51%	4.22%	3.51	%*	3.03%	2.21%	2.63%
Portfolio Turnover Rate	210	%**	404%	399%	34	%**	462%	390%	343%

See Notes to Financial Highlights 89

Financial Highlights

Lehman Brothers Core Bond Fund

Institutional Class

	Six Months Ended April 30,		Year Ended October 31,		Period from October 1, 2005 to October 31,		Year Ended September 30,
	2008 (Unaudited)		2007	2006	2005		2005‡‡	2004ÿ	2003§§
Net Asset Value, Beginning of Period	$9.77		$9.86	$10.11	$10.22		$10.52	$10.81	$10.73
Income From Investment Operations:
Net Investment Income (Loss)	.22	@	.48 @	.45 @	.03	@	.33 @	.28	.33
Net Gains or Losses on Securities (both realized and unrealized)	(.15)		(.09)	.08	(.11)		(.02)	.11	.24
Total From Investment Operations	.07		.39	.53	(.08)		.31	.39	.57
Less Distributions From:
Net Investment Income	(.22)		(.48)	(.47)	(.03)		(.35)	(.28)	(.33)
Net Capital Gains	—		—	(.31)	—		(.26)	(.40)	(.16)
Total Distributions	(.22)		(.48)	(.78)	(.03)		(.61)	(.68)	(.49)
Net Asset Value, End of Period	$9.62		$9.77	$9.86	$10.11		$10.22	$10.52	$10.81
Total Return††	+.75	%**	+4.08%	+5.52%	(.73	)%**	+3.05%	+3.72%	+5.43%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$49.1		$47.2	$44.5	$47.5		$48.5	$233.6	$215.5
Ratio of Gross Expenses to Average Net Assets#	.45	%*	.45%	.46%	.45	%*	.45%	.45%	.45%
Ratio of Net Expenses to Average Net Assets	.45	%*‡	.45%‡	.45%‡	.45	%*‡	.45%‡	.45%	.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.58	%*	4.91%	4.60%	3.91	%*	3.17%	2.61%	3.04%
Portfolio Turnover Rate	210	%**	404%	399%	34	%**	462%	390%	343%

See Notes to Financial Highlights 90

Financial Highlights

Lehman Brothers Core Bond Fund

Class A

	Period from December 20, 2007^ to April 30, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$9.77
Income From Investment Operations:
Net Investment Income (Loss)@	.14
Net Gains or Losses on Securities (both realized and unrealized)	(.15)
Total Income (Loss) From Operations	(.01)
Less Distributions From:
Net Investment Income	(.15)
Net Asset Value, End of Period	$9.61
Total Return††	(.15	)%**
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$0.1
Ratio of Gross Expenses to Average Net Assets#	.85	%*
Ratio of Net Expenses to Average Net Assets‡	.85	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.09	%*
Portfolio Turnover Rate	210	%**^^

See Notes to Financial Highlights 91

Financial Highlights

Lehman Brothers Core Bond Fund

Class C

	Period from December 20, 2007^ to April 30, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$9.77
Income From Investment Operations:
Net Investment Income (Loss)@	.12
Net Gains or Losses on Securities (both realized and unrealized)	(.16)
Total Income (Loss) From Operations	(.04)
Less Distributions From:
Net Investment Income	(.12)
Net Asset Value, End of Period	$9.61
Total Return††	(.42	)%**
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$0.1
Ratio of Gross Expenses to Average Net Assets#	1.60	%*
Ratio of Net Expenses to Average Net Assets‡	1.60	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.33	%*
Portfolio Turnover Rate	210	%**^^

See Notes to Financial Highlights 92

Financial Highlights

Lehman Brothers High Income Bond Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended April 30,		Year Ended October 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.00		$9.08	$9.10	$9.54	$9.25	$8.81
Income From Investment Operations:
Net Investment Income (Loss)@	.33		.68	.59	.55	.58	.60
Net Gains or Losses on Securities (both realized and unrealized)	(.40)		(.08)	(.02)	(.44)	.29	.44
Total From Investment Operations	(.07)		.60	.57	.11	.87	1.04
Less Distributions From:
Net Investment Income	(.33)		(.68)	(.59)	(.55)	(.58)	(.60)
Net Asset Value, End of Period	$8.60		$9.00	$9.08	$9.10	$9.54	$9.25
Total Return††	(.65	)%**	+6.73%	+6.53%	+1.17%	+9.68%	+12.14%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$300.6		$369.2	$588.3	$779.7	$813.2	$519.7
Ratio of Gross Expenses to Average Net Assets#	.91	%*	.92%	.90%	.91%	.90%	.90%
Ratio of Net Expenses to Average Net Assets	.91	%*‡	.92%‡	.89%‡	.91%	.90%	.90%§
Ratio of Net Investment Income (Loss) to Average Net Assets	7.83	%*	7.41%	6.52%	5.88%	6.16%	6.54%
Portfolio Turnover Rate	53	%**	153%	136%	63%	79%	148%

See Notes to Financial Highlights 93

Financial Highlights

Lehman Brothers Municipal Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended April 30,		Year Ended October 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$.9999		$.9998	$.9998	$.9998	$.9998	$.9998
Income From Investment Operations:
Net Investment Income (Loss)	.0117		.0313	.0276	.0158	.0051	.0050
Net Gains or Losses on Securities	.0003		.0001	.0000	—	—	—
Total From Investment Operations	.0120		.0314	.0276	.0158	.0051	.0050
Less Distributions From:
Net Investment Income	(.0117)		(.0313)	(.0276)	(.0158)	(.0051)	(.0050)
Net Capital Gains	(.0000)		(.0000)	—	—	—	—
Total Distributions	(.0117)		(.0313)	(.0276)	(.0158)	(.0051)	(.0050)
Net Asset Value, End of Period	$1.0002		$.9999	$.9998	$.9998	$.9998	$.9998
Total Return††	+1.18	%**	+3.18%	+2.80%	+1.59%	+.51%	+.50%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$896.1		$871.5	$773.2	$587.1	$426.1	$410.9
Ratio of Gross Expenses to Average Net Assets#	.59	%*	.59%	.59%	.60%	.61%	.61%
Ratio of Net Expenses to Average Net Assets	.57	%*§	.59%‡	.59%‡	.60%	.61%	.61%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.35	%*	3.13%	2.81%	1.62%	.51%	.50%

See Notes to Financial Highlights 94

Financial Highlights

Lehman Brothers Municipal Securities Trust

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended April 30,		Year Ended October 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.20		$11.36	$11.33	$11.81	$11.86	$11.80
Income From Investment Operations:
Net Investment Income (Loss)@	.20		.41	.40	.40	.40	.40
Net Gains or Losses on Securities (both realized and unrealized)	(.07)		(.12)	.08	(.41)	(.00)	.12
Total From Investment Operations	.13		.29	.48	(.01)	.40	.52
Less Distributions From:
Net Investment Income	(.20)		(.41)	(.40)	(.40)	(.40)	(.40)
Net Capital Gains	(.01)		(.04)	(.05)	(.07)	(.05)	(.06)
Total Distributions	(.21)		(.45)	(.45)	(.47)	(.45)	(.46)
Net Asset Value, End of Period	$11.12		$11.20	$11.36	$11.33	$11.81	$11.86
Total Return††	+1.17	%**	+2.61%	+4.38%	(.09)%	+3.43%	+4.50%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$28.8		$27.8	$32.1	$33.7	$37.1	$42.3
Ratio of Gross Expenses to Average Net Assets#	.66	%*	.66%	.66%	.66%	.65%	.65%
Ratio of Net Expenses to Average Net Assets‡	.65	%*	.65%	.65%	.66%	.65%	.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.59	%*	3.61%	3.56%	3.44%	3.40%	3.37%
Portfolio Turnover Rate	14	%**	9%	28%	16%	8%	12%

See Notes to Financial Highlights 95

Financial Highlights

Lehman Brothers New York Municipal Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended April 30, 2008 (Unaudited)		Year Ended October 31, 2007	Period from December 19, 2005^ to October 31, 2006
Net Asset Value, Beginning of Period	$1.0000		$1.0000	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0121		.0322	.0249
Net Gains or Losses on Securities	.0002		.0000	.0000
Total From Investment Operations	.0123		.0322	.0249
Less Distributions From:
Net Investment Income	(.0121)		(.0322)	(.0249)
Net Capital Gains	(.0000)		(.0000)	.0000
Total Distributions	(.0121)		(.0322)	(.0249)
Net Asset Value, End of Period	$1.0002		$1.0000	$1.0000
Total Return††	+1.22	%**	+3.27%	+2.51	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$803.7		$723.1	$173.2
Ratio of Gross Expenses to Average Net Assets#	.48	%*	.48%	.55	%*
Ratio of Net Expenses to Average Net Assets‡	.45	%*	.46%	.54	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.40	%*	3.22%	2.94	%*

See Notes to Financial Highlights 96

Financial Highlights

Lehman Brothers Short Duration Bond Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended April 30,		Year Ended October 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.13		$9.11	$9.13	$9.41	$9.61	$9.65
Income From Investment Operations:
Net Investment Income (Loss)@	.21		.41	.35	.25	.24	.28
Net Gains or Losses on Securities (both realized and unrealized)	(.52)		.06	.03	(.18)	(.11)	.03
Total From Investment Operations	(.31)		.47	.38	.07	.13	.31
Less Distributions From:
Net Investment Income	(.24)		(.45)	(.40)	(.35)	(.33)	(.35)
Net Asset Value, End of Period	$8.58		$9.13	$9.11	$9.13	$9.41	$9.61
Total Return††	(3.50	)%**	+5.24%	+4.28%	+.77%	+1.43%	+3.23%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$81.9		$93.4	$108.1	$151.8	$162.6	$199.4
Ratio of Gross Expenses to Average Net Assets#	.70	%*	.70%	.71%	.71%	.70%	.70%
Ratio of Net Expenses to Average Net Assets‡	.70	%*	.70%	.70%	.70%	.70%	.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.70	%*	4.54%	3.80%	2.75%	2.49%	2.88%
Portfolio Turnover Rate	8	%**	53%	74%	166%	94%	129%

See Notes to Financial Highlights 97

Financial Highlights

Lehman Brothers Short Duration Bond Fund

Trust Class

	Six Months Ended April 30,		Year Ended October 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$8.70		$8.68	$8.70	$8.97	$9.15	$9.20
Income From Investment Operations:
Net Investment Income (Loss)@	.19		.39	.32	.23	.22	.26
Net Gains or Losses on Securities (both realized and unrealized)	(.49)		.05	.03	(.17)	(.09)	.01
Total From Investment Operations	(.30)		.44	.35	.06	.13	.27
Less Distributions From:
Net Investment Income	(.22)		(.42)	(.37)	(.33)	(.31)	(.32)
Net Asset Value, End of Period	$8.18		$8.70	$8.68	$8.70	$8.97	$9.15
Total Return††	(3.50	)%**	+5.15%	+4.16%	+.64%	+1.44%	+3.00%
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$11.3		$13.1	$16.6	$20.1	$27.0	$36.5
Ratio of Gross Expenses to Average Net Assets#	.80	%*	.80%	.81%	.81%	.80%	.80%
Ratio of Net Expenses to Average Net Assets‡	.80	%*	.80%	.80%	.81%	.80%	.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.60	%*	4.44%	3.69%	2.64%	2.38%	2.80%
Portfolio Turnover Rate	8	%**	53%	74%	166%	94%	129%

See Notes to Financial Highlights 98

Financial Highlights

Lehman Brothers Strategic Income Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Institutional Class

	Six Months Ended April 30,		Year Ended October 31,				Period from July 11, 2003^ to October 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.38		$10.65	$10.90	$10.72	$10.11	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.20		.43	.38	.37	.36	.10
Net Gains or Losses on Securities (both realized and unrealized)	(.10)		.15	.65	.34	.69	.09
Total From Investment Operations	.10		.58	1.03	.71	1.05	.19
Less Distributions From:
Net Investment Income	(.30)		(.45)	(.46)	(.45)	(.44)	(.08)
Net Capital Gains	(.48)		(.40)	(.82)	(.08)	—	—
Total Distributions	(.78)		(.85)	(1.28)	(.53)	(.44)	(.08)
Net Asset Value, End of Period	$9.70		$10.38	$10.65	$10.90	$10.72	$10.11
Total Return††	+1.14	%**	+5.64%	+10.34%	+6.68%	+10.65%	+1.95	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$12.3		$17.0	$20.4	$26.2	$29.4	$23.6
Ratio of Gross Expenses to Average Net Assets#	.88	%*	.86%	.86%	.86%	.85%	.85	%*
Ratio of Net Expenses to Average Net Assets‡	.86	%*	.85%	.85%	.85%	.84%	.84	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.98	%*	4.10%	3.66%	3.43%	3.44%	3.51	%*
Portfolio Turnover Rate	182	%**	99%	111%	89%	85%	34	%**

See Notes to Financial Highlights 99

Financial Highlights

Lehman Brothers Strategic Income Fund

Trust Class

	Six Months Ended April 30, 2008 (Unaudited)		Period from April 2, 2007^ to October 31, 2007
Net Asset Value, Beginning of Period	$10.38		$10.39
Income From Investment Operations:
Net Investment Income (Loss)@	.18		.24
Net Gains or Losses on Securities (both realized and unrealized)	(.08)		(.02)
Total From Investment Operations	.10		.22
Less Distributions From:
Net Investment Income	(.29)		(.23)
Net Capital Gains	(.48)		—
Total Distributions	(.77)		(.23)
Net Asset Value, End of Period	$9.71		$10.38
Total Return††	+1.10	%**	+2.16	%**
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$0.4		$.2
Ratio of Gross Expenses to Average Net Assets#	1.17	%*	1.11	%*
Ratio of Net Expenses to Average Net Assets‡	1.15	%*	1.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.68	%*	3.92	%*
Portfolio Turnover Rate	182	%**	99	%^^

See Notes to Financial Highlights 100

Financial Highlights

Lehman Brothers Strategic Income Fund

Class A

	Period from December 20, 2007^ to April 30, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$10.19
Income From Investment Operations:
Net Investment Income (Loss)@	.13
Net Gains or Losses on Securities (both realized and unrealized)	.16
Total From Investment Operations	.29
Less Distributions From:
Net Investment Income	(.29)
Net Capital Gains	(.48)
Total Distributions	(.77)
Net Asset Value, End of Period	$9.71
Total Return††	+3.00	%**
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$0.1
Ratio of Gross Expenses to Average Net Assets#	1.24	%*
Ratio of Net Expenses to Average Net Assets‡	1.22	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.59	%*
Portfolio Turnover Rate	182	%**^^

See Notes to Financial Highlights 101

Financial Highlights

Lehman Brothers Strategic Income Fund

Class C

	Period from December 20, 2007^ to April 30, 2008 (Unaudited)
Net Asset Value, Beginning of Period	$10.19
Income From Investment Operations:
Net Investment Income (Loss)@	.10
Net Gains or Losses on Securities (both realized and unrealized)	.17
Total From Investment Operations	.27
Less Distributions From:
Net Investment Income	(.27)
Net Capital Gains	(.48)
Total Distributions	(.75)
Net Asset Value, End of Period	$9.71
Total Return††	+2.75	%**
Ratio/Supplemental Data
Net Assets, End of Period (in millions)	$0.1
Ratio of Gross Expenses to Average Net Assets#	1.94	%*
Ratio of Net Expenses to Average Net Assets‡	1.92	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.89	%*
Portfolio Turnover Rate	182	%**^^

See Notes to Financial Highlights 102

Financial Highlights

Neuberger Berman Cash Reserves

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Six Months Ended April 30,		Year Ended October 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$.9998		$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0186		.0488	.0441	.0239	.0056	.0066
Net Gains or Losses on Securities	.0001		(.0002)	(.0000)	(.0000)	.0000	.0000
Total From Investment Operations	.0187		.0486	.0441	.0239	.0056	.0066
Less Distributions From:
Net Investment Income	(.0186)		(.0488)	(.0441)	(.0239)	(.0056)	(.0066)
Net Asset Value, End of Period	$.9999		$.9998	$1.000	$1.0000	$1.0000	$1.0000
Total Return††	+1.88	%**	+5.00%	+4.50%	+2.42%	+.57%	+.66%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$415.3		$306.9	$605.9	$480.0	$481.2	$617.7
Ratio of Gross Expenses to Average Net Assets#	.45	%*	.48%	.45%	.49%	.63%	.59%
Ratio of Net Expenses to Average Net Assets	.45	%*‡	.48%‡	.45%‡	.49%‡	.63%	.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.64	%*	4.89%	4.45%	2.40%	.55%	.68%

See Notes to Financial Highlights 103

Notes to Financial Highlights Income Funds

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. For the year ended October 31, 2007, Management reimbursed Short Duration for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Period from December 27, 2007 to April 30, 2008
California Tax-Free Money Fund Investor Class	1.55%
California Tax-Free Money Fund Reserve Class	1.44%

	Six Months Ended April 30,		Year Ended October 31,		Period from October 1, 2005 to October 31,	Year Ended September 30,
	2008		2007	2006	2005	2005
Core Bond Fund Investor Class	1.21%		1.30%	1.46%	1.58%	1.05%
Core Bond Fund Institutional Class	.77%		.83%	.91%	1.05%	.55%
Core Bond Fund Class A	7.81	%(1)	—	—	—	—
Core Bond Fund Class C	8.57	%(1)	—	—	—	—

	Six Months Ended April 30,	Year Ended October 31,
	2008	2007	2006	2005	2004	2003
High Income Bond Fund Investor Class	.91%	.92%	.90%	—	—	—
Municipal Money Fund Investor Class	—	.59%	.61%	—	—	—
Municipal Securities Trust Investor Class	1.18%	1.17%	1.19%	1.10%	1.06%	.98%
Short Duration Bond Fund Investor Class	.98%	.90%	.80%	.80%	.77%	.74%
Short Duration Bond Fund Trust Class	1.28%	1.18%	1.06%	1.02%	.95%	.93%
Cash Reserves Investor Class	.47%	.50%	.47%	.51%	—	—

Notes to Financial Highlights (cont'd)

	Six Months Ended April 30, 2008	Year Ended October 31, 2007	Period from December 19, 2005 to October 31, 2006
New York Municipal Money Fund Investor Class	.50%	.57%	.69%

	Six Months Ended April 30,		Year Ended October 31,					Period from July 11, 2003 to October 31,
	2008		2007		2006	2005	2004	2003
Strategic Income Fund Institutional Class	3.71%		2.73%		2.29%	1.82%	1.72%	3.77%
Strategic Income Fund Trust Class	12.12%		4.81	%(2)	—	—	—	—
Strategic Income Fund Class A	10.96	%(1)	—		—	—	—	—
Strategic Income Fund Class C	11.71	%(1)	—		—	—	—	—

  (1)  Period from December 20, 2007 to April 30, 2008

  (2)  Period from April 2, 2007 to October 31, 2007

§  After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

	Six Months Ended April 30, 2008	Year Ended October 31, 2003
High Income Bond Fund Investor Class	—	.90%
Municipal Money Fund Investor Class	.56%	—

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  The per share amounts which are shown for the periods ended October 31, 2005 and thereafter (September 30, 2005 and thereafter for Core Bond Fund) have been calculated based on the average number of shares outstanding during each fiscal period.

‡‡  Effective after the close of business on June 10, 2005, Management succeeded Ariel Capital Management, LLC, as the Fund's investment manager. The financial highlights for the year ended September 30, 2005 include the income and expenses attributable to the Ariel Premier Bond Fund for the period from October 1, 2004 through June 10, 2005 and the income and expenses of the Fund, thereafter.

ÿ  Audited by other auditors whose report dated November 15, 2004 expressed an unqualified opinion.

§§  Audited by other auditors whose report dated October 17, 2003 expressed an unqualified opinion.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2007 for Strategic Income Fund and for the six months ended April 30, 2008 for Core Bond Fund and Strategic Income Fund.

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Advisers

Lehman Brothers Asset Management LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Reserve Class, Institutional Class, and Trust Class Shareholders Address correspondence to:

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services 800.366.6264

Legal Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on March 22, 2007, the Board of Trustees of Lehman Brothers Income Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Lehman Brothers Income Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") between Management and Lehman Brothers California Tax-Free Money Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Lehman Brothers Asset Management LLC ("LBAM") and met with senior representatives of Management and LBAM regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and LBAM.

The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and LBAM; (2) the costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the experience and staffing of the portfolio management and investment research personnel who would perform services for the Fund. The Board noted that Management would also provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and LBAM's policies and practices regarding brokerage. In addition, the Board noted the positive compliance history of Management, as the firm has been free of significant compliance problems.

With respect to the overall fairness of the Agreements, the Board considered the Fund's fee structure under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or LBAM or their affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. In addition, the Board considered the voluntary waiver of a portion of the management fee undertaken by Management.

The Board also evaluated any anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and LBAM could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

Written Consent of Majority Shareholder

The majority shareholder of Lehman Brothers Strategic Income Fund (the "Fund"), a series of Lehman Brothers Income Funds, signed a written consent on January 15, 2008 to change the Fund's fundamental policy on industry concentration to clarify that the Fund will not be required to invest in the real estate industry. The change was effective February 28, 2008. Neuberger Berman, LLC, as the majority shareholder, was the owner of 1,008,293 shares or 66.8% of the Fund on December 14, 2007 ("Record Date). An information statement describing the approval of these changes was mailed on or about February 8, 2008 to all shareholders of the Fund as of the Record Date.

Investment manager: Neuberger Berman Management Inc.

Sub-advisers: Lehman Brothers Asset Management LLC
Neuberger Berman LLC

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker/Dealer and Institutional Services: 800.366.6264 Web site: www.nb.com
Lehman Brothers California Tax-Free Money Fund and Lehman Brothers New York Municipal Money Fund Inquiries:
888.556.9030 Web site: www.lehmanam.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0314 06/08

Item 2. Code of Ethics

The Board of Trustees (“Board”) of Lehman Brothers Income Fund (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-3802 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Registrant.

Item 6. Schedule of Investments

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-3802 (filed July 10, 2006).

(a)(2)

The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)

Not applicable to the Registrant.

(b)

The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the  Sarbanes-Oxley  Act are not deemed “filed” for purposes of Section 18 of the Securities  Exchange Act of 1934 (“Exchange  Act”), or otherwise  subject to the  liability of that  section.  Such  certifications  will not be deemed to be incorporated  by reference  into any filing under the  Securities Act of 1933 or the  Exchange  Act,  except  to the  extent  that  the  Registrant  specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lehman Brothers Income Funds

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: June 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date:  June 24, 2008

By: /s/ John M. McGovern

John M. McGovern

Treasurer and Principal Financial

and Accounting Officer

Date: June 24, 2008